Exhibit 10.38

NOT SPECIFIED /OTHER
AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	RATING	PAGE OF PAGES
			1	2
2. CONTRACT (Proc. Inst. Ident.) NO. DE-AM09-05SR22413/DE-DT0001335	3. EFFECTIVE DATE 03/30/2010	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. 10EM001796
5. ISSUED BY	CODE	00518	6. ADMINISTERED BY (If other than Item 5)	CODE	00518
Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831			Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, country, State and ZIP Code)				8. DELIVERY

☐FOB ORIGIN ☒OTHER (See below)
SAFETY AND ECOLOGY CORPORATION				9. DISCOUNT FOR PROMPT PAYMENT
Attn: MARK DUFF
2800 SOLWAY ROAD				NET 30
KNOXVILLE TN 379313015

				10. SUBMIT INVOICES	ITEM
(4 copies unless otherwise specified)
TO THE ADDRESS SHOWN IN
CODE 825678758		FACILITY CODE
11.SHIP TO/MARK FOR	CODE	00522	12. PAYMENT WILL BE MADE BY	CODE	00502
Oak Ridge Office U.S. Department of Energy Oak Ridge Office 230 Warehouse Road Oak Ridge TN 37830			OR for Oak Ridge/OSTI U.S. Department of Energy Oak Ridge Office Oak Ridge Financial Service Center P.O. Box 6017 Oak Ridge TN 37831
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:			14. ACCOUNTING AND APPROPRIATION DATA
☐10 U.S.C. 2304(c) ( ) ☐ 41 U.S.C.253 (c) ( )			See Schedule
15A. ITEM NO	15B. SUPPLIES/SERVICES		15C. QUANTITY	15D. UNIT	15E. UNIT PRICES	15F. AMOUNT
Continued
15G. TOTAL AMOUNT OF CONTRACT					$16,624,810.36
16.TABLE OF CONTENTS
☒	SEC.	DESCRIPTION	PAGE(S)	☒	SEC.	DESCRIPTION	PAGE(S)
	PART I -THE SCHEDULE				PART II - CONTRACT CLAUSES
	A	SOLICITATION/CONTRACT FORM			I	CONTRACT CLAUSES
	B	SUPPLIES OR SERVICES AND PRICES/COSTS			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
	C	DESCRIPTION/SPECS/WORK STATEMENT			J	LIST OF ATTACHMENTS
	D	PACKAGING AND MARKING			PART IV - REPRESENTATIONS AND INSTRUCTIONS
	E	INSPECTION AND ACCEPTANCE			K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
	F	DELIVERIES OR PERFORMANCE
	G	CONTRACT ADMINISTRATION DATA			L	INSTRS., CONDS., AND NOTICES TO OFFERORS
	H	SPECIAL CONTRACT REQUIREMENTS			M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
17. ☐ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return ___________ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the sollciation, if any, and (c) such provisions, representation, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)	18. ☒ AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number _________________________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any condition sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
19A. NAME AND TITLE OF SIGNER (Type or print)		20A. NAME OF CONTRACTING OFFICER Karen S. Shears
19B. NAME OF CONTRACTOR /s/ Christopher P. Leichtweis	19C. DATE SIGNED April 7,2010	20B. UNITED STATES OF AMERICA BY Signature on File	20C. DATE SIGNED 03/30/2010
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8069 PREVIOUS EDITION IS UNUSABLE	STANDARD FORM 26 (REV. 4-85) Prescribed by GSA FAR (48 CFR) 53.214(a)

NOT SPECIFIED /OTHER

***INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARETELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR THE PURPOSES OF SUCH REQUEST.

NOT SPECIFIED /OTHER
CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	DE-AM09-05SR22413/DE-DT0001335	2	2
NAME OF OFFEROR OR CONTRACTOR
SAFETY AND ECOLOGY CORPORATION
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Tax ID Number:    62-1495562
DUNS Number:   825678758
TAS: : 8 9   0253: : TAS   Recovery  Act  ORNL  Hot  Cells
Project from Solicitation DE-SOL-0001283
Subj to Retent: NO
Delivery: 03/30/2010
FOB: Destination
Period of Performance: 03/30/2010 to 08/26/2011

00001	FOR OFFICIAL USE ONLY Demolition of 3026 Hot Cell				4,954,542.26

Accounting Info:
1111376 Fund: 06049 Appr Year: 2009 Allottee: 30
Report Entity: 471999 Object Class: 25200
Program: 1111376 Project: 2002101 WFO: 0000000
Local Use: 0473054 TAS Agency: 89 TAS Account:
0253
Funded: $4,954,542.25

00002	FOR OFFICIAL USE ONLY 3038 Hot Cell material removal				11,670,268.10

Accounting Info:
1111376 Fund: 06049 Appr Year: 2009 Allottee: 30
Report Entity: 471999 Object Class: 25200
Program: 1111376 Project: 2002101 WFO: 0000000
Local Use: 0473060 TAS Agency: 89 TAS Account:
0253
Funded: $11,670,268.10

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

NOT SPECIFIED /OTHER

SECTION B

SUPPLIES OR SERVICES AND PRICES/COSTS

B.l	ORO B01 ITEMS BEING ACQUIRED (APR 1984) (REVISED)

The Contractor shall in accordance with the terms of this task order provide the personnel, materials, supplies, and services and do all things necessary for or incident to perform the Recovery Act work. This work is generally described as follows: completion of disposition and demolition (D&D) of Building 3026 C/D Hot Cells and to remove and dispose of legacy material from Buildings 2026 and 3038 in preparation for D&D at the Oak Ridge National Laboratory (ORNL). A detailed description of the work is found in Section C, Statement of Work.

B.2	TYPE OF TASK ORDER

This will be a Cost-Plus Award Fee (CPAF) type of task order.

B.3	TASK ORDER LINE ITEMS (TLINS) - ESTIMATED COST, BASE FEE, AND AWARD FEE (JUL 2007)

Task Order Line Items (TLINs)

*TLIN 3026 (Bldg 3026 D&D Hot Cells) - Estimated Cost	$	***
Base Fee (Not to Exceed (NTE) *** of estimated cost)	$	***
Total Available Award Fee (NTE *** of estimated cost)	$	***

TLIN 3026 TOTAL COST PLUS TOTAL FEE		$4,954,542.25

*TLIN 3038 (Bldg 3038 Remove legacy material and prep for demo)	$	***
Base Fee (NTE *** of estimated cost)	$	***
Total Available Award Fee (NTE *** of estimated cost)	$	***

TLIN 3038 TOTAL COST PLUS TOTAL FEE		$11,670,268.10

TOTAL COST of TLINs Plus Associated Fees		$16,624,810.36

*	Defense Funded
**	Non-Defense Funded

A base fee is payable in accordance with the clause in Section B entitled "Payment of Base Fee and Award Fee," An award fee will be payable after evaluations at the conclusion of each specified evaluation period in accordance with clause in Section B entitled, "Payment of Base Fee and Award Fee."

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR THE PURPOSE OF SUCH REQUEST.

B.4	TASK ORDER OPTIONAL LINE ITEMS (OTLINS) - ESTIMATED COST, BASE FEE, AND AWARD FEE (JUL 2007)

In accordance with FAR Clause 52.217-7, Option for Increased Quantity—Separately Priced Line Item, the Government may require the delivery of either one or more of the numbered task order optional line items, identified as "OTLINs," below. The Contracting Officer may exercise the OTLIN(s) by written notice to the Contractor no later than 30 calendar days prior to September 30, 2010, or as mutually agreed to by the parties. The Contractor agrees that the performance under the option(s) exercised shall be accomplished within the following estimated cost, base fee and award fee.

Task Order Optional Line Items (OTTIs)

OTLIN 3038.1 (D&D Bldg 3038) - Estimated Cost	$	***
Base Fee (NTE *** of estimated cost)	$	***
Total Available Award Fee (NTE *** of estimated cost)	$	***

OTLIN 3038.1 TOTAL COST PLUS TOTAL FEE		$1,226,198.77

OTLIN 2026.1 (2026 Complex, remove legacy material)	$	***
Base Fee (NTE *** of estimated cost)	$	***
Total Available Award Fee (NTE *** of estimated cost)	$	***

OTLIN 2026 TOTAL COST PLUS TOTAL FEE		$8,046,031.00

OTLIN 2026.2 (Prep Complex 2026 for D&D)	$	***
Base Fee (NTE *** of estimated cost)	$	***
Total Available Award Fee (NTE *** of estimated cost)	$	***

OTLIN 2026.1 TOTAL COST PLUS TOTAL FEE		$6,664,290.58

OTLIN 2026.3 (D&D Complex 2026)	$	***
Base Fee (NTE *** of estimated cost)	$	***
Total Available Award Fee (NTE *** of estimated cost)	$	***

OTLIN 2026.2 TOTAL COST PLUS TOTAL FEE		$3,869,600.61

OTLIN 3517 (Remove Legacy Material Bldg 3517)	$	***
Base Fee (NTE *** of estimated cost)	$	***
Total Available Award Fee (NTE *** of estimated cost)	$	***

OTLIN 3517 TOTAL COST PLUS TOTAL FEE		$13,775,585.23

TOTAL COST of OTLINs Plus Associated Fees		$33,581,703.19

A base fee is payable over each of the evaluation periods in accordance with the clause in Section B entitled "Payment of Base Fee and Award Fee."  An award fee will be payable after evaluations at the conclusion of each specified evaluation period in accordance with clause in Section B entitled, "Payment of Base Fee and Award Fee."

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARETELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR THE PURPOSES OF SUCH REQUEST.

B.5	TOTAL COST OF TLINS AND OTLINS PLUS ASSOCIATED FEES

TOTAL COST of TLINs AND OTLINs Plus Associated Fees	$50,206,513.55

B.6	OBLIGATION OF FUNDS (CPAF) (AUG 2007) (REVISED)

Pursuant to the clause in Section I (of the basic contract), FAR 52.232-22 entitled "Limitation of Funds," total funds in the amount of $16,624,810.33 are obligated herewith and made available for payment of allowable costs and fee to be incurred from the effective date of this task order through the period estimated to end August 28, 2001.

B.7	DETERMINATION OF AWARD FEE EARNED (MAY 2009)

(a)
There shall be no negotiation of total available award fee since the total available award fee for the base TLINs and option TLINs of the task order have been established.  There shall be no adjustment in the amount of total available award fee by reason of differences between any estimate of cost for performance of the work under this contract and the actual costs for performance of that work.  Total available award fee is subject to adjustment only under the provisions of the clause in Section I (of the basic contract), FAR 52.243-2 entitled "Changes-Cost Reimbursement,  Alternate II." The total available award fee shall be applicable to the prime Contractor and its members in a joint venture or teaming arrangement and any subcontractors.

(b)
The Government shall, at the conclusion of each specified TLIN/OTLIN  evaluation period, evaluate the Contractor's performance for a determination of award fee amount in accordance with the clause in Section B entitled "Performance Evaluation Plan."  The determination  as to the amount of award fee earned will be made by the Fee Determination  Official (FDO).  The Contractor agrees that such determination  is a unilateral determination made by the FDO.  The Contractor shall be promptly advised in writing of the determination and the basis for the amount of award fee earned.

B.8	PAYMENT OF BASE FEE AND AWARD FEE (JUL 2007)

(a)
Base Fee- The Government will make payment of the base fee in substantially equal monthly increments. The amount payable shall be subject to any withholding as may be provided for elsewhere in this task order.

(b)
Award Fee - The Government will promptly make payment of any award fee after evaluation at the conclusion of each specified TLIN/OTLIN evaluation period and a determination  is made followed by a contractor invoice submission.   These determinations will be made on a semi-annual basis.  Payment shall be made without the need for a task order modification.  Award Fee not earned during the evaluation period shall not be allocated to future evaluation periods.

B.9	PERFORMANCE EVALUATION PLAN

(a)
The determination  of award fee earned shall be based upon a Performance Evaluation Plan (PEP) which includes the performance criteria in earning award fee.  The PEP will be unilaterally established by the Government.  A copy of the plan shall be provided to the Contractor prior to the beginning of the evaluation period.  Draft Performance Objectives are located in Section L, Attachment D.

(b)
The PEP will set forth the evaluation period and the criteria upon which the Contractor will be evaluated.  The Contractor may submit a self-evaluation  of performance  for each evaluation period.  While it is recognized that the basis for determination of the fee shall be the evaluation by the Government, the self evaluation, which should be received 15 calendar days after the end of the period being evaluated, will be given consideration as the FDO finds appropriate.

(c)
The PEP may be revised unilaterally by the Government at any time during the period of performance.  Notification of such changes shall be provided to the Contractor at least 30 calendar days prior to the start of the evaluation period to which the change will apply.

(d)	The amount of award fee earned shall be based upon the Contractor's performance against the criteria established in the PEP.

(e)
While it is recognized that the basis for determination  of the fee shall be the evaluation by the Government in accordance with this clause and the PEP, the FDO may also consider information available to him or her which relates to the Contractor's performance of task order requirements, regardless of whether those requirements are specifically identified.  To the extent the Contractor does not perform those requirements, the FDO may, at his/her sole discretion, determine the Contractor's overall performance to be unacceptable, and accordingly may withhold the entire award fee for the evaluation period.

SECTION  C

STATEMENT OF WORK (SOW)

Building 3026 D&D HOT CELL  D&D Project
Building  2026 LEGACY MATERIAL DISPOSITION Project
Building  3038 LEGACY MATERIAL DISPOSITION Project

C.l	GENERAL

C.l.l	Task Order Purpose and Overview

The work activities and removal actions initiated through this SOW is regulated by the Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA) of 1980.  The primary objective of this Statement of Work is to complete the deactivation, demolition and disposition (D&D) of Building 3026 C/D hot cells, and to remove and disposition legacy material from Buildings 2026 and 3038 in preparation for D&D at the Oak Ridge National Laboratory (ORNL), Oak Ridge, Tennessee.

C.2	INTRODUCTION

C.2.1	Task Background

C.2.1.1	Building 3026 C/D Hot Cells D&D Project

Building 3026 was one of the original Clinton Laboratory buildings constructed to support the war effort. It was later used for a variety of processing and research activities.  Building 3026 C/D is a hot cell and laboratory facility comprised of two adjoining facilities separated by a common firewall with separate air handling equipment. Building 3026-C is located on the west side and Building 3026-D is located on the eastside.

The principal structure in Building 3026-D is a two-story, 5-ft thick concrete cell block, which is divided into two connecting radioactive material handling cells (i.e., hot cells A & B). The concrete cell block extends up to a maintenance cubicle above the cells. The facility also includes a second cell bank that is connected via an underground tunnel to Hot Cell A.

The two hot cell banks, which were utilized for storage, processing, conversion, and dispensing of radioactive isotopes remain in the Building 3026-C area. The interior hot cell banks and laboratories are constructed of reinforced concrete.

The facility's  main wooden structure is currently being demolished by DOE under a separate CERCLA removal action. The condition of the facility when this task order begins will be:  shields over the hot cell windows to protect from damage during the removal of the wooden structures. Liquid was removed from the windows in a previous work activity. Hot cell equipment, such as the manipulators, will be removed and all hot cell penetrations will be sealed. The exterior of the hot cell structures will be sprayed with a fixative material to fix any remaining contamination in place. Interior surfaces of the hot cells and associated ventilation duct work will be fogged with a fixative material to reduce the potential for loose contamination  during D&D activities.

There are a total of six structures that will be left standing following removal of the wooden structure. In 3026-C, there will be four structures, and in 3026-D, two structures.

C.2.1.2	Building 2026 Legacy Materials Disposition Project

Building 2026, the Radioactive Materials Analytical Laboratory (RMAL), was constructed in 1964 and is considered to be in good condition. It is a two-story structure with a total area of approximately 26,641 square feet (ft2).  RMAL was previously dedicated to general analytical chemistry of radioactive materials. The facility is equipped with special containment and ventilation systems to handle high levels of radioactivity in hot cells (high gamma dose) and in glovebox systems (high levels of alpha).

Building 2026 is a Category 3 Nuclear Facility and is restricted to a nuclear material inventory below the ORNL Fissionable Material Control Limit. A range of fissionable radionuclides associated with analytical operations that historically occurred in the facility are identified in the Safety Analysis Report (provided under separate cover).

Also, based on historical knowledge, there is a low potential for beryllium contamination associated with the disposition of legacy materials from this facility.

Asbestos sampling has been performed in the facility and some asbestos has been remediated or marked to indicate asbestos-containing material. Most floor tile in the original building contains asbestos, but appears to be in good condition.

Vinyl tile mastic for the facility's  floor tile contains polychlorinated biphenyls (PCB) and is registered in the ORNL PCB database. No other PCB-containing equipment was identified in the PCB database for Building 2026, but the potential exists for other PCB-containing material to be identified during characterization.

Positive sampling results for lead have occurred in select areas of the building. Other forms of lead have been found in the facility including lead bricks, lead pigs, as well as lead-lined drums and shipping containers. Lead in the facility has been included in the legacy material inventory. Some lead may be suitable for recycling.

Two chemical control areas are located in Building 2026. Some of these chemical can be slated for reuse.  The remaining inventory of chemicals is located primarily in laboratories.

Radiological contamination that exists in Building 2026 is relatively well characterized and controlled.  Current survey data exists for most equipment; including gloveboxes, fume hoods, and other ancillary equipment.

Remote-handled (RH) radiological waste is stored in the facility is estimated to be fairly limited [~72 cubic feet (ft3).

C.2.1.3	Building 3038 Legacy Material Disposition Project

Building 3038, the Isotope Development Laboratory, was constructed in 1949. It is a single-story structure with a small basement and has a total area of approximately 6,900 ft2. For many years, the facility was dedicated to radioisotope shipping, with the entire east portion of the building housing the analytical chemistry equipment and analyses of short-lived radioisotopes were conducted prior to shipment. The western portion of the building became the Alpha Handling Facility, used for fabrication of actinide targets. The east portion of the building was converted into both a research and development facility and an isotope production facility. The hot cell and counting room facilities were converted into a development  laboratory.

Building 3038 is a Nuclear Hazard Category 3 facility, with a non nuclear hazard classification of "High." Non-standard  hazards identified at Building 3038 include radioactive materials located throughout the building in hot cells, gloveboxes, and within containers located within the facility and outside along the northeastern wall of the facility. Radioactive contamination, both fixed and loose, exists throughout the facility.

The building has four laboratory rooms: the Northeast Lab, the Southeast Lab, the Hot Lab, and the Cold Lab. The Shipping/ Barricades area contains two Lazy Susan-type holders (carousels), which hold legacy materials. They are located below ground level and are covered with a lead shield when not being accessed. The Alpha Handling Facility contains five hot cells. The Alpha Handling Facility Annex contains seven glove boxes. A total of 15 glove boxes, 12 fume hoods, and six hot cells are contained within the facility.

The facility has three separate ventilation systems which are active for the various hot cells, gloveboxes, and laboratories.

C.2.1.4	Building 3517 Legacy Material Disposition Project (Optional)

The Fission Product Development Laboratory (FPDL), also designated as Building 3517, is a nuclear facility that no longer has a programmatic mission and has been transitioned to the Environmental Management Program to be deactivated and decommissioned. The facility is partially deactivated and is undergoing transitional surveillance and maintenance (S&M) and limited deactivation activities pending the final decommissioning of the facility.  Although all process-related activities have been discontinued in Building 3517, the facility still contains radioactive and hazardous materials.

Building 3517 was utilized for recovery of long-lived fission products from aqueous waste, purification and pelletization of radiation source materials, and testing of new procedures for source fabrication. The facility was originally designed and built to recover fission products from waste generated in reactor fuel reprocessing operations and the processing and recovery of other reactor produced isotopes. The facility consists of administrative offices, process cells, manipulator and service cells, tank farm cells, and an electro-polisher. Legacy materials requiring disposition may include: solid mixed waste, remote-handled (RH) waste liquid mixed waste, solid low-level waste (SLLW), RH-SLLW, Greater-Than -Class-C waste, low level oils, and reuse/recycle material. Facility upgrades/modifications may be needed prior to initiating legacy material removal.

C.3	SCOPE

The CONTRACTOR shall perform all work activities in accordance with approved CONTRACTOR programs, project plans, and procedures.

C.3.1	Project management

The CONTRACTOR shall ensure effective performance of all activities necessary to execute the work to be performed which includes the following: technical management, project controls, scheduling and action tracking, estimating, procurement support, administrative support, subcontract oversight, regulatory and environmental compliance, quality assurance, risk management, safety & health, radiation protection, worker training, fire protection, and records management.

Project documents shall be updated as often as appropriate based on decisions, changes, and/or other events that affect the accomplishment of the work.

C.3.2	D&D Readiness Evaluation

The CONTRACTOR shall demonstrate to DOE via the Readiness Evaluation process in DOE-STD-1120 ensuring that its personnel, procedures, plans, and equipment are ready to perform the required tasks with safe/functional equipment and trained/knowledgeable personnel. The CONTRACTOR shall not mobilize until a Notice to Proceed (NTP) is issued in writing by DOE.

C.3.3	Pre-mobilization, Mobilization, and Site Preparation

Pre-mobilization work by the CONTRACTOR will entail preparation and submittal of all project-specific planning documents and the detailed project schedule to DOE for review, comment, and revision. CONTRACTOR mobilization will include all activities required to start work and continue in accordance with the project schedule. Mobilization may be performed in phases depending on CONTRACTOR'S technical approach for accomplishing the work scope identified in this SOW. Pre-mobilization/mobilization scope includes, but is not limited to, the following:

•
Coordination/interface with DOE, UT-B, and other ORNL on-site contractors, as necessary [i.e., coordination with UT-B for the lay-down/staging of equipment and for the location of support facilities (e.g., office trailers, parking, equipment/supply storage areas, break facilities, etc.)]

•	Coordination/interface with waste disposal facilities (EMWMF, ORR Landfills, off- site)

•	Establishing the site construction/HAZWOPER boundaries, as applicable

•	Establishing decontamination areas

•	Installing site postings, as applicable

•	Obtaining any other required training, approvals, agreements, documentation, etc.

•	An incoming safety inspection and radiological survey for all equipment

C.3.4	Building 3026 Hot cells D&D

The CONTRACTOR shall complete demolition of the Building 3026 C/D Hot cells, a total of six sub-structures. The demolition of Building 3026 C would include: (1) Tritium Facility, (2) Counting Room, (3) Bank 1 Hot Cells, (4) Bank 2 Hot Cells; and for Building 3026D demolition would include: (5) Storage Cells, and (6) Hot Cells A & B. Work shall be completed in accordance with the CONTRACTOR'S approved project-specific plans and schedules.

The CONTRACTOR shall complete D&D activities that include, but not limited to, the following:

•	Decontaminate, dismantle, and size reduce process and non-process equipment systems.

•	Conduct contamination surveys and decontaminate hot cell structures, as necessary, prior to demolition.

•
Complete demolition of hot cell structures to slab level. Demolition of tunnels is not included in the scope; however, access to/openings at the slab level shall be sealed watertight and covered with a  3/4 - in steel plate.

•	Remove, stabilize, and package radioactive and hazardous materials and wastes to meet transportation and disposition requirements.

•	Ship waste for disposition - including loading, performing release surveys, preparation of shipping documentation and transporting the waste for disposal.

•	Collect and dispose liquid wastes in accordance with the project Waste Management Plan.

•	Decontaminate/stabilize remaining slabs.

•	Perform all S&M activities including maintaining the physical security and property protection of facilities.

C.3.5	Building 3038 Legacy Material Disposition and Preparation of Building 3038 for D&D

C.3.5.1	Legacy Material Removal

The CONTRACTOR shall safely identify, characterize, remove, and dispose of all legacy materials in Building 3038. Work shall be completed in accordance with the RDR/RAWP for D&D and the CONTRACTOR'S approved project-specific plans and schedules. Upon completion of characterization, if a waste is identified without a known treatment or disposal path, DOE will notify the CONTRACTOR regarding plans for the management and disposition of that waste.

Facility upgrades to Building 3038 will be required prior to removal of legacy material from the facility. The scope of these upgrades may include the following, as necessary:

•	Inspect/replace in-cell hoist/crane
•	Replace in-cell HEPA filters
•	Replace cell lighting
•	Specialized hot cell tooling and probes
•	Legacy materials contained within Building 3038 include, but are not limited to, the following:
•	The Barricade area carousel holders store approximately 130 glass bottles which contain isotopes that are or were dissolved in acidic solutions.
•	Miscellaneous furniture (e.g. desks, chairs, filing cabinets, storage cabinets, etc).
•	All miscellaneous small, detached equipment and items (motors, pumps, etc.) including those stored in hot cells, hoods, and gloveboxes.
•	Large, detached equipment items.
•	Miscellaneous bagged and/or otherwise contained waste, material and items.
•	Containers located outside the building along the northeastern wall.

Legacy materials may include, but are not limited to, the following waste types:

•	Solid Waste
•	Solid Low-Level Waste
•	RH Solids
•	RH TRU Waste
•	Contact Handled TRU Waste
•	Greater-Than-Class-C Waste
•	Low-Level Oils
•	Low-Level Liquid
•	Reuse / Recycle Material

C.3.5.2	Prepare Building 3038 for D&D

The CONTRACTOR shall prepare Building 3038 for D&D by removal and disposition of process equipment leaving the facility in a state such that no internal work is need to be completed prior to structural D&D, Preparation for D&D includes, but is not limited to, the following:

•	Coordinate utility disconnections, isolations, and/or appropriate terminations (to be performed by UT-B).
•	Performing abatements of asbestos and/or beryllium, as needed and Universal waste removal and disposition.
•	Deactivating, stabilizing, and removing all process systems and equipment (utility disconnections to be performed by UT-B).
•
Fixing/stabilizing, size reducing, packaging, removing, and transporting for disposition all process systems and equipment (e.g., fume hoods, gloveboxes, furnaces, sinks, piping, ductwork, filters & filter housing, etc.).

•	Facility should be left in a state such that no internal work need be completed prior to structure D&D (with the exception of hot cells and hot cell ventilation).

C.3.6	Optional Scope: Building 3038 D&D

The CONTRACTOR shall safely complete demolition and disposition (D&D) of Building 3038. The CONTRACTOR shall update all project-specific planning documents and procedures as necessary to include optional scope. Work shall be completed in accordance with the CONTRACTOR'S approved documents and plans.

The Readiness Evaluation and pre-mobilization, mobilization, and site preparation phases for optional work shall be equivalent to that defined in Section C.3.2 and C.3.3. If the need to mobilize should arise, the CONTRACTOR shall not mobilize to execute Optional Scope until a Notice to Proceed is issued in writing by DOE for this optional scope.

The CONTRACTOR shall conduct characterization (as described in Section C.6.3) or use historical/sampling data to prepare all documentation necessary and to have the waste generated accepted for disposal at the EMWMF and other treatment and/or disposal facilities. Upon completion of characterization, if a waste is identified without a known treatment or disposal path, DOE will notify the CONTRACTOR regarding plans for the management and disposition of that waste.

D&D activities may include, but are not limited to, the following:

•	Conduct contamination surveys and decontaminate, as necessary, prior to demolition.
•	Complete demolition to slab level.
•	Remove, stabilize, and package radioactive and hazardous materials and wastes to meet transportation and disposition requirements.
•	Ship waste for disposition - including loading, performing release surveys, preparation of shipping documentation and transporting the waste for disposal.
•	Collect and dispose liquid wastes in accordance with the project Waste Management Plan.
•	Decontaminate/stabilize remaining slab.
•	Perform all S&M activities including maintaining the physical security and property protection of facilities.

C.3.7	Optional Scope: Building 2026

For all executed Optional Scope, the CONTRACTOR shall update all project- specific planning documents and procedures as necessary to include optional scope. Work shall be completed in accordance with the RDR/RAWP for D&D and CONTRACTOR'S approved documents and plans. The Readiness Evaluation and pre-mobilization, mobilization, and site preparation phases for optional work shall be equivalent to that defined in Section C.3.2 and C.3.3. If the need to mobilize should arise, the CONTRACTOR shall not mobilize to execute Optional Scope until a Notice to Proceed is issued in writing by DOE for this optional scope.

The CONTRACTOR shall conduct characterization or use characterization/sampling data to prepare all documentation necessary to proceed with this action and to have the waste generated accepted for disposal at the EMWMF and other treatment and/or disposal facilities.

C.3.7.1	Legacy Material Removal

The CONTRACTOR shall safely identify, characterize, remove, and disposition of all legacy materials in Building 2026. Work shall be completed in accordance with the CONTRACTOR'S approved project-specific plans and schedules. Upon completion of characterization, if a waste is identified without a known treatment or disposal path, DOE will notify the CONTRACTOR regarding plans for the management and disposition of that waste. Legacy materials contained within Building 2026 (including porch area) include, but are not limited to, the following:

●	Rooms 120 (cell access area) and 124 (airlock) contain miscellaneous bagged and/or packaged waste, manipulators, lead brick, electronics, carts, and lab equipment

●	Hot Cells contain sample containers, liquids, remote handled mixed waste, lead bricks, and lab wares
●	First and second floor offices contain miscellaneous office furniture (e.g. desks, chairs, filing cabinets, storage cabinets, electronics, etc)
●
First and second floor labs contain lead pigs, waste containers, lab chemicals, radioactive lab waste, lab ware, containers, sample racks, packaged PPE waste, small detached equipment (motors, pumps, etc.) including those stored in, hoods, and gloveboxes

●	Large, detached equipment is present throughout the facility which includes air monitoring stations, analytical equipment, power supplies, and gloveboxes

Legacy materials may include, but are not limited to, the following waste types:

•	Solid Mixed Waste
•	RH Solids
•	Solid Low-Level Waste
•	Transuranic (TRU) Waste
•	Low-Level Oils
•	Low-Level Liquid
•	Greater-Than-Class-C
•	Reuse / Recycle Material
•	Diesel Fuel and Oil for Reuse

Facility upgrades to Building 2026 will be required prior to removal of legacy material from the facility. The scope of these upgrades may include the following, as necessary:

•	Clean cell windows
•	Inspect/replace in-cell hoist/crane
•	Replace in-cell HEPA filters
•	Pull and re-tape manipulators
•	Replace cell lighting
•	Un-plug cell hot drain(s)
•	Specialized hot cell tooling and probes

C.3.7.2	Preparation of Building 2026for D&D

The CONTRACTOR shall prepare Building 2026 for demolition and disposition (D&D) by the removal of process equipment, hence leaving the facility in a state such that all internal work is completed prior to structural D&D. Preparation for D&D includes, but is not limited to the following:

•	Coordinate utility disconnections, isolations, and/or appropriate terminations (to be performed by UT-B).
•	Performing abatements of asbestos and/or beryllium, as needed, and Universal waste removal and disposition.
•	Deactivating, stabilizing, and removing all process systems and equipment (utility disconnections to be performed by UT-B).
•
Fixing/stabilizing, size reducing, packaging, removing, and transporting for disposition all process systems and equipment (e.g., fume hoods, gloveboxes, furnaces, sinks, piping, ductwork, filters & filter housing, etc.).

The CONTRACTOR shall disconnect and remove for disposition process equipment identified within the facility to include, but not be limited to: gloveboxes; hoods; exhaust systems attached to glove boxes; piping and ductwork that contained/transferred chemicals or radiologically contaminated liquid and/or air; HEPA filters and filter housings; and other equipment such as pumps; compressors; and equipment that contained chemicals and radiological material needing specialized equipment for containment.

The CONTRACTOR shall segregate removed equipment and associated appurtenances and package appropriately for disposition to meet the WAC and/or waste profiles established by the anticipated disposal facility.

C.3.7.3	Building 2026 D&D

The CONTRACTOR shall safely complete demolition and disposition (D&D) of Building 2026. D&D activities include, but are not limited to, the following:

•	Conduct contamination surveys and decontaminate, as necessary, prior to demolition.
•	Complete demolition to slab level.
•	Remove, stabilize, and package radioactive and hazardous materials and wastes to meet transportation and disposition requirements.
•	Ship waste for disposition - including loading, performing release surveys, preparation of shipping documentation and transporting the waste for disposal.
•	Collect and dispose liquid wastes in accordance with the project Waste Management Plan.
•	Decontaminate/stabilize remaining slab.
•	Perform all S&M activities including maintaining the physical security and property protection of facilities.

C.3.8	Optional Scope in Building 3517 Legacy Material Disposition

The CONTRACTOR shall safely identify, characterize, remove, and disposition all legacy materials in Building 3517.

Facility upgrades to Building 3517 will be required prior to removal of legacy materials from the facility. The scope of these upgrades may include the following, as necessary:

•	Clean cell windows
•	Inspect/replace in-cell hoist/crane
•	Replace in-cell HEPA filters
•	Pull and refurbish manipulators
•	Pull and re-tape manipulators
•	Reboot manipulators
•	Replace cell lighting
•	Un-plug one cell hot drain
•	Specialized hot cell tooling and probes

Legacy materials contained within Building 3517 include, but are not limited to, the following:

•	Miscellaneous cell equipment (i.e., tools, saws, presses, etc)
•	Multiple 2.5-gal cans
•	Lead
•	In-cell HEPA filters
•	Large casks
•	Miscellaneous office furniture (e.g, desks, chairs, filing cabinets, storage cabinets, electronics, etc)
•	Miscellaneous small tools

Legacy materials may include, but are not limited to, the following waste types:

•	Solid Mixed Waste
•	RH Solids
•	Liquid Mixed Waste
•	Solid Low-Level Waste
•	RH-SLLW
•	Greater-Than-Class-C
•	Low-Level Oils
•	Reuse / Recycle Material

The CONTRACTOR shall conduct characterization (as described in Section C.6.3) or use historical/sampling data to prepare all documentation necessary and to have the waste generated accepted for disposal at the EMWMF and other treatment and/or disposal facilities. Upon completion of characterization, if a waste is identified without a known treatment or disposal path, DOE will notify the CONTRACTOR regarding plans for the management and disposition of that waste.

C.3.9	Project Completion

End-state conditions for Task Order completion are specified in Section C.5.2 DOE may utilize an Independent Verification Contract (IVC) to perform final inspections and verifications of each facility covered by this SOW. The CONTRACTOR shall coordinate and support verification surveys and final inspections for each facility (or group of facilities) with DOE and the IVC.

C.3.10	Demobilization

Complete CONTRACTOR demobilization shall not commence until after DOE has certified completion of all required work for each project. Demobilization shall include, but not be limited to, the following:

•	CONTRACTOR shall dispose of all secondary waste generated during contract activities in accordance with the project-specific plans and procedures and waste management requirements of Section C.6.5.

•	CONTRACTOR shall decontaminate, decommission, and remove all CONTRACTOR-owned equipment, material, tools, supplies, and facilities brought on-site to perform this work.

C.3.11	Phased Construction Completion Report

Following completion of field activities, CONTRACTOR shall prepare and submit one Phased Construction Completion Report (PCCR) that addresses all three projects within this SOW. The PCCR will include completion of activities for optional scope if exercised.

The CONTRACTOR may conduct a formal presentation of the PCCR comprised of DOE, Environmental Protection Agency (EPA), and TDEC. Comments received from the Regulators will be resolved/incorporated into the final document.

C.4	APPLICABLE DOCUMENTS

C.4.1	Facility Information Available to Contractor

Current facility-specific information available to the CONTRACTOR (provided under separate cover) comes from a variety of sources and includes details on the history, waste types/contaminants, and current status for each D&D facility. This information will support the CONTRACTOR in developing detailed plans, packages, and procedures, and in estimating the cost of the work.

The CONTRACTOR is fully responsible for making determinations as to the suitability of the information for bidding and completing the scope of work.

C.5	PERFORMANCE REQUIREMENTS

C.5.1	General

The CONTRACTOR shall furnish all labor, equipment, materials, services and supplies necessary to complete the work in a safe, compliant, and efficient manner. The CONTRACTOR is responsible for planning, integrating, managing, and executing the scope in this SOW in accordance with the project performance baseline.

The CONTRACTOR shall comply with all applicable federal, state, and local regulations, codes and standards and orders, and perform work consistent with the following:

•	Applicable or Relevant and Appropriate Requirements (ARARs) identified in the BV IROD (as revised)

•
Remedial Design Report/Remedial Action Work Plan for the D&D of Non-Reactor Facilities in Bethel Valley at the Oak Ridge National Laboratory, Oak Ridge, Tennessee (RDR/RAWP for D&D) (currently being prepared by DOE and will be provided to CONTRACTOR upon regulatory approval)

•	1D/IQ Contract

The CONTRACTOR shall comply with all site permits and regulatory documents. The CONTRACTOR shall be responsible for all efforts necessary to obtain regulatory acceptance including regulatory reporting, reviews and comment resolution concerning their work and is responsible for complying with any newly promulgated and/or additional ARARs invoked (or triggered) as a result of the CONTRACTOR's method of accomplishment.

C.5.2	End-States

In order to achieve contract completion, the CONTRACTOR shall complete the following activities (including all contract and SOW requirements) no later than September 30, 2011. Project completion is achieved when the following Base Scope is completed by the CONTRACTOR:

Building 3026 C/D

•	All structures (i.e. hot cells) are demolished to grade level with all debris dispositioned.

•
Any slab(s) remaining in place shall be clean and free of any loose materials or debris and decontaminated (in accordance with authorized limits identified within DOE O 5400.5, chg.2) or otherwise treated to meet remediation levels defined for Structure Surfaces in the approved BV IROD.

Building 3038

•	All legacy materials identified in Building 3038 are characterized, removed, transported, and properly dispositioned.

•	Abatement activities are complete for Building 3038 including removal, packaging, transportation, and proper disposal of all materials.

•	All process equipment and appurtenances are removed from Building 3038 and properly disposed.

•	Utility isolation activities for Building 3038 in preparation for facility D&D with the exception of those utilities necessary for maintaining ventilation of the hot cells, as required.

•	All contract requirements completed and required deliverables/submittals are complete and approved by DOE, and state and federal regulators, as required.

For Optional Scope, project completion is achieved when the following items are completed by the CONTRACTOR:

Building 2026

•	Complete the same end state activities for 2026 as identified above as Base Scope for 3038

Buildings 2026 and 3038

•
Complete physical demolition of the principle structure to grade level with all debris dispositioned. Any slab(s) remaining in place shall be clean and free of any loose materials or debris and decontaminated or otherwise treated to meet remediation levels defined for Structure Surfaces in the approved BV IROD.

•
Any slab(s) remaining in place shall be clean and free of any loose materials or debris and decontaminated (in accordance with authorized limits identified within DOE 0 5400.5, chg.2) or otherwise treated to meet remediation levels defined for Structure Surfaces in the approved BV IROD.

•	All contract requirements completed and required deliverables/submittals are complete and approved by DOE and the Regulators, as required

Building 3517

•	All legacy materials identified in Building 3517 are characterized, removed, transported, and properly dispositioned.

•	Abatement activities are complete for Building 3517 including removal, packaging, transportation, and proper disposal of all materials

C.5.3	Performance Measures

Hot Cells and Legacy Material Removed

Buildings 3038 and 2026

1. Cubic Feet of LLW Material Removed
2. Cubic Feet of LLW Material Packaged for Disposal
3. Square Feet of Building Floor Space Cleaned Out

Building 3026

1. Number of Hot Cells/Structures Prepped and Demolition Ready
2. Number of Hot Cells/Structures Demolished
3. Cubic Yards of LLW Disposed

C.6	NOTES AND GUIDES

C.6.1	Interfaces

The CONTRACTOR shall coordinate with DOE, the ORNL Site Managing Contractor [University of Tennessee-Battelle (UT-B)], and other on-site contractors [i.e., Bechtel Jacobs Company, LLC (BJC), the DOE Independent Verification Contractor, and others]. Planned activities and site coordination roles, responsibilities, and interfaces shall be documented in project-specific design and planning documents. Coordination of activities not initially identified for specific interface with other contractors shall be coordinated through the DOE Designated Contracting Officer's Representative (DCOR).

Before D&D/legacy material removal work proceeds under this SOW, DOE will reassign "operational responsibility" from UT-B or BJC to the CONTRACTOR. The CONTRACTOR shall make every effort to ensure that no adverse impacts to DOE, UT-B, or BJC operations occur. Work activities in facilities adjacent or in close proximity to UT-B and BJC facilities will be coordinated with the affected managing contractor. The transportation routes and plans will also be coordinated through UT-B and/or BJC via the Traffic Control Section of the Contractor's Transportation Plan.

CONTRACTOR shall coordinate with DOE prior to any interaction with regulators and shall make available copies of all correspondence (e.g., reports, findings, records of phone conferences, meeting minutes, etc.). Representatives of DOE, BJC, the CONTRACTOR, and regulators may meet periodically, as required.

The CONTRACTOR shall provide support to the DOE concerning public involvement and stakeholder interaction activities, as requested, regarding CONTRACTOR activities.

C.6.2	Agency Agreements

Under the Federal Facility Agreement (FFA) for the Oak Ridge Reservation (ORR) {Federal Facility Agreement for the Oak Ridge Reservation, DOE/OR- 1014, U.S. Department of Energy, U.S. Environmental Protection Agency Region 4, and Tennessee Department of Environment and Conservation, 1992), all environmental restoration activities on the ORR will be performed in accordance with CERCLA.

C.6.3	Characterization

The CONTRACTOR shall conduct characterization and identification of all waste types and waste streams for project activities identified in this SOW. The CONTRACTOR also shall complete the WAC attainment process to facilitate the proper management and disposal of all waste to be disposed at the EMWMF, ORR Landfills, and off-site treatment/disposal facilities. The CONTRACTOR will coordinate Data Quality Objective (DQO) sessions related to WAC attainment for EMWMF, prepare Sampling and Analysis Plans (SAPs), determine waste profiles, develop Waste Handling Plans (WHPs), and satisfy all other criteria of the WAC attainment process.

The CONTRACTOR may use available historical data for each facility as an aid in developing characterization data in preparing plans and guidelines necessary for worker protection. A sample of such data is provided in Table 1 and Table 2.

The SAPs shall include QA for collecting, transferring, shipping, and data validation sufficient to meet requirements for disposition of the wastes at approved treatment and/or disposal facilities. The CONTRACTOR also shall select and use certified analysis laboratory(s) that has a verifiable QA program that meets Nuclear Quality Assurance (NQA)-l standards for analysis of chemical, radiological, and mixed chemical and radiological samples.

The CONTRACTOR shall maintain a copy of all historical data, sampling records, sampling data, data validation, data analysis and other related data and reports in project files, cataloged appropriately for retrieval electronically, and also enter into the DOE Oak Ridge Environmental Information System (OREIS) data management system data that is generated as a result of the Sampling and Analysis Plans (SAP) and subsequent data analysis and reporting in compliance with the ORR FFA, Section XXVII.

C.6.3.1	Waste Profiles

The ORR Landfills include Landfill IV, Classified Waste Landfill, Landfill V, Sanitary Landfill, and Landfill VII, Construction/Demolition Landfill. Each landfill has a waste profile describing the parameters of waste types and associated contaminants acceptable for disposal. The appropriateness of a waste profile is based on characterization data provided as part of the waste profile documentation. Additionally, a Special Waste Profile describes wastes that must be approved, by the Tennessee Department of Environment and Conservation (TDEC) before placing it for disposal.

The CONTRACTOR shall identify wastes to be included in waste lots and then prepare and submit to the EMWMF WAC Attainment Team a waste profile for each waste lot to be disposed in EMWMF. The EMWMF can receive low-level radioactive substances, Resource Conservation and Recovery Act (RCRA) hazardous substances, Toxic Substances Control Act of 1976 (TSCA) toxic constituents, asbestos contaminated material, and combinations of these contaminants that meet the WAC set forth in the, Attainment Plan for Risk/Toxicity-Based Waste Acceptance Criteria at the Oak Ridge Reservation (DOE/OR/01 - 1909&D3).

Each grouping of waste materials in a facility that is anticipated to be placed in the EMWMF for disposal and for which the contaminant level may be considered statistically homogeneous can be designated as a "waste lot". The CONTRACTOR shall prepare a waste profile using characterization/sampling data for each waste lot and submit the waste profile to the EMWMF WAC Attainment Team.

The CONTRACTOR shall interact prior to preparing each waste profile with the EMWMF WAC Attainment Team to obtain the Waste Profile Annotate Outline and the WAC Forecasting Analysis Capability System Input Sheets and complete the waste profile and input sheets and revise if necessary until they are acceptable for approval consideration.

The CONTRACTOR shall communicate to the EMWMF WAC Attainment Team identifying the items in the Administrative WAC and Physical WAC that will b met without change and the items that will require an alternate approach or variance from the requirement under consideration. The CONTRACTOR will obtain approval of an alternate approach(s) or variance to obtain the waste lot approval.

The CONTRACTOR shall provide a plan for ensuring that waste not compliant with Land Disposal Requirements (LDR) will be treated in a manner that will result in the waste meeting the LDR in an acceptable manner.

C.6.3.2	Waste Handling Plan

The CONTRACTOR shall prepare a WHP for those waste streams designated disposal at the EMWMF per the Waste Handling Plan Annotated Outline in ORR FFA, Appendix 1-14. The WHP shall incorporate all relevant requirements identified in the Technical Information for Delivery of Waste to the EMWMF (23900-SC-BC008U-A001) (to be made available by the EMWMF WAC Attainment Team).

Table 1. Hot Cell D&D and Legacy Material Removal Facilities Descriptions

Building Number	Building Description	Material of Construction	Size (ft2)	Identified Radiation	Identified Chemical Hazard	Special Conditions	Scope

3026C	Krypton-85 Enrichment Facility/Radioisotope Development Lab A	Concrete	8,279	Cs, Co, C-14, Tritium	Lead	May find residual alpha, beta, tritium, krypton	Base scope is D&D of Hot Cells to Clean Slab.

3026D	Metal Segmenting Hot Cell Facility/Dismantling & Exam Hot Cells	Concrete	11,563	Cs, Eu, Am, Co	Lead	May find residua! alpha, beta, tritium, krypton	Base scope is D&D of Hot Cells to Clean Slab.

3038	Isotope Development Laboratory and Support Services (IDL)	Unreinforced Masonry Brick Wall	7,773	Sr, Pu, Am, Eu, Tc, U, Pm, Y, Co, Cs	Asbestos, Lead, PCB's	Demolition of water- shielded hot cells and sample carousel area	Base scope is removal and disposition of legacy materials, abatements and preparation for D&D. D&D to clean slab is ARRA optional scope pending funding availability.

2026	Radioactive Materials Analytical Laboratory and Support Services(RMAL)	Concrete Block and Steel Frame	28,144	Th, U, Np, Pu, Am, Cm, Cf, Co, Cs, Sr, I, Eu	Asbestos, Lead, PCB's	Highly contaminated process vent & LLLW waste drain systems	Optional Scope is removal and disposition of legacy materials and abatements, D&D to clean slab is ARRA optional scope pending funding availability.

3517	Fission Product Development Laboratory and Support Services (FPDL)	Concrete Block and Corrugated Aluminum	17,028	Cs, Sr, Pm, Tc, Ce, Am, Kr, Cm, Eu	Asbestos, Lead, PCB's	Access to cells and removal of sources and other material in cells	Optional Scope. Removal and disposition of legacy materials is ARRA optional scope pending funding availability.

Table 2. Hot Cell D&D and Legacy Material - Estimated Quantities

		Estimated Volume		Solid					Liquid
		Cubic yd.	Gal.	Recycle	LLW	Mixed	TRU	ACM	PW	LLLW	Recycle	Other
Building 3026C/D
Base Action	(D&D)	3092			3092

Building 2026
Option	(Legacy Removal)	410	1806	348		62			13	1493	300	21
Option	(Prep. For D&D)	1437			763		3	671
Option	(D&D)	6102			6102

Building 3038
Base Action	(Legacy/Prep. For D&D )	168a	47	8	145	9	6			12		351
Option	(D&D)	1248			1248

Building 3517
Option	(Legacy Removal)	148	60	26	114	7			55	5		12

a Excluding 6 concrete containers and metal waste boxes external to building
1 Non-wastewaster - liquid
2 Greater than Class C - solid

C.6.4	Safety Basis Document Updates/Changes

The CONTRACTOR shall operate within the current approved Safety Basis (SB) documents applicable to all work under this contract. The CONTRACTOR shall accept the existing SB documents [e.g., Safety Analysis Report (SAR), Documented Safety Analysis (DSA), Technical Safety Requirements (TSR), and Safety Evaluation Report (SER)] and supporting documents such as a Fire Hazards Analysis (FHA) and revise them to reflect how the CONTRACTOR plans to implement the scope of work and the resulting hazards, and needed controls in accordance with the requirements of 10 CFR 830.

C.6.5	Abatements

The CONTRACTOR shall safely identify, characterize, and perform abatement activities. Prior to abatement work, CONTRACTOR shall identify utility systems that require shutdown for safe abatement work performance. CONTRACTOR shall conduct lockout/tagout of required utilities, as appropriate, in coordination with UT-B prior to and during abatement. CONTRACTOR shall coordinate with UT-B for the disconnection of any utility needed to perform abatement activities.

The CONTRACTOR shall use characterization/sampling data to identify asbestos and beryllium contamination and perform abatement of regulated asbestos- containing material (RACM.) and beryllium in a manner that is protective of worker health, prevents release to the environment, and meets requirements as provided by regulatory guidance approved for implementation within the facility by trained/qualified personnel. RACM or beryllium that cannot be abated because of safety issues or inaccessibility will be clearly identified by the CONTRACTOR and abatement or special handling will be implemented during future D&D. The CONTRACTOR will ensure that RACM or beryllium-contaminated equipment removed during abatement shall be containerized as provided by regulation and/or in a manner acceptable to the receiving disposal facility and transported to disposal in a manner that meets regulatory requirement, guideline, and applicable transportation requirements.

The CONTRACTOR shall remove and dispose of all universal waste from the facility. The CONTRACTOR shall remove all electrical/electronic circuit boards and anomalous wastes from wastes that are destined to be disposed at the EMWMF.

C.6.6	Equipment Decontamination

Before removal of equipment and tools from a facility that includes a radiological controlled area, items must be released from the site after completing a radiological release survey. The CONTRACTOR shall ensure that all equipment and tools removed from a facility for use at another location complies with a radiological release survey.

The CONTRACTOR will be responsible for decontaminating equipment and tools that cannot be released following a radiological release survey using a appropriate methods to meeting release criteria. If decontamination efforts are abandoned and the equipment or tool is designated as waste, subsequent disposition is the CONTRACTOR's responsibility.

C.6.7	Waste Management

C.6.7.1	Liquid Waste

CONTRACTOR shall manage all wastewaters generated during the D&D activities at all facilities addressed in this SOW, including any potentially contaminated liquids generated in the course of hazardous materials abatement/removal, conducting hazard reduction/radiological control work, decontamination activities, building demolition, or any other required activities. Wastewaters include, but are not limited to, abatement related liquids, decontamination liquids, and hazard control/reduction liquids. The CONTRACTOR shall ensure that contaminated materials removed during the D&D process are covered and/or otherwise contained and isolated from contact with uncontaminated waters or other media to prevent cross contamination.

Wastewaters shall be treated at one of the existing ORNL water treatment facilities which include the Process Wastewater Treatment Complex (Buildings 3544 and 3608) and the Liquid Low Level Waste Evaporation Facility (Building 2531). The CONTRACTOR shall coordinate with the Liquid and Gaseous Waste Operations (LGWO) subcontractor for the management, treatment (if required), and disposal of generated wastewaters.

The CONTRACTOR shall meet applicable wastewater treatment criteria for disposal of water at ORNL facilities. Transfer of liquids to treatment via existing piping is preferable when available and will be coordinated by the CONTRACTOR with UT-B and the LGWO treatment facility subcontractor. When access to existing piping is not possible, transport of liquids via tanker truck to one of the existing ORNL water treatment facilities shall be the responsibility of the CONTRACTOR in coordination with the LGWO subcontractor.

C.6.7.2	Solid Waste

The CONTRACTOR shall characterize, segregate, and obtain certifications and approvals, package, and transport D&D-generated waste for disposal. Waste minimization will be implemented to remove material that can be reused or recycled and through segregation of wastes to reduce to the extent practicable the volume placed into disposal facilities with a WAC for more highly contaminated waste.

C.6.7.3	Waste Generation Forecast

The CONTRACTOR shall prepare and submit a waste generation forecast (WGF) that includes the waste type, volume and generation timeframe for wastes generated by this D&D action. Actual waste generation records will be maintained and when values for the WGF are recognized as having changed significantly, revisions to the WGF will be submitted.

C.6.8	Regulatory Documentation

In the conduct of the work performed under this task order, the CONTRACTOR agrees to establish and/or maintain and submit regulatory documentation for DOE review and approval. These submittals would include a: Sampling and Analysis Plans (SAPs), Waste Profiles, Waste Handling Plans (WHPs), and any other documentation necessary to satisfy all other criteria of the WAC attainment process, Other regulatory documentation would include documentation needed to meet the requirements for the disposition of the wastes at a DOE approved treatment and/or disposal (TSD) facilities

The CONTRACTOR has the responsibility to perform activities in connection with DOE policies and procedures regarding at its nuclear facilities. Therefore, the CONTRACTOR shall require its subcontractors to comply with the Contractor's approved regulatory project submittals and plans.

C.6.9	Offsite Disposal

The CONTRACTOR shall be responsible for waste transportation with all transportation of wastes to meet requirements established through a transportation SB or meet DOT requirements including containment of wastes, labeling containers, and shipment placarding. The means of shipment must be compatible with the waste treatment or disposal facility's capabilities for unloading and placing wastes. For each shipment of waste, shipping documentation is required (i.e., Bill of Lading or Waste Manifest) depending on characterization of the containerized waste based on DOT guidelines.

The CONTRACTOR will inform and coordinate shipments of wastes with DOE and the waste treatment and disposal facilities to meet schedules and established milestones.

The CONTRACTOR shall complete all arrangements necessary with treatment and disposal facility organizations to ensure that waste shipped to their respective facilities are containerized acceptably, all WAC requirements are met, schedules for shipments are established and followed, and administrative requirements established by each treatment or disposal facility are met.

C.6.10	Onsite Disposal

The CONTRACTOR shall disposition wastes at onsite facilities unless the WAC for the onsite waste facilities cannot be met or direction is given by DOE to use an offsite treatment and/or disposal facility. The EMWMF is the first choice for disposal of contaminated wastes. However, wastes that can be surveyed or minimally treated to meet ORR Landfills waste profiles may be diverted for disposition in the EMWMF to instead be placed in the appropriate ORR Landfill.

When the waste lot approval is issued EMWMF WAC Attainment Team, the CONTRACTOR will contact the EMWMF operations management and waste scheduling and transportation organization to arrangement for beginning shipments of wastes for disposition to the EMWMF.

The CONTRACTOR shall obtain access to and use form UNC-2109 to document the approved waste profiles for disposition of wastes at the ORR Landfills.

The CONTRACTOR shall interface with BJC for the disposition of TRU wastes or waste containing TRU constituents. Wastes will be containerized based on the interchange with BJC as will the transfer of the waste containers.

The CONTRACTOR shall interface with DOE for disposition of wastes determined to have no disposition at onsite or offsite facilities. The interaction will identify the means of containerizing the waste and/or transferring the waste from the facility in which it was located.

C.6.11	Employee Training

Contractor's Responsibility: The Contractor shall provide fully qualified and trained personnel from its own resources to support ORO requirements. ORO may provide training assistance at its discretion at no cost to the Contractor. All training must be approved by the DC OR.

Mandatory Training: The Contractor shall ensure that all employees attend safety and security training once within 30 calendar days of beginning performance on this task order and at least once annually thereafter. Contractor shall ensure that every employee is instructed to safely and competently perform the work. Because this work will be performed at a Company-managed-and operated facility owned or leased by the DOE, a general training requirement is applicable for all contractor/ subcontractor employees who will have unescorted site access. Access to some facilities within ORNL may require training in addition to this general training. Contractors/ Subcontractors shall contact ORNL Training Management at (865) 574-1482 for information on obtaining this general training course.

C.6.12	Standards of Conduct

The Contractor shall be responsible for maintaining satisfactory standards of employee competency, conduct, appearance, and integrity and shall be responsible for taking such disciplinary action with respect to its employees as may be necessary. All persons employed in the performance of this task order shall comply with the regulations and procedures pertaining to access and use of Government buildings, grounds, vehicles, equipment, and other property. Unofficial work or work unrelated to the task order cannot be performed at Government facilities.

SECTION D

PACKAGING AND MARKING

Section D of the ID/IQ Basic Contract is hereby incorporated by reference.

SECTION E

INSPECTION AND ACCEPTANCE

Section E of the ID/IQ Basic Contract is hereby incorporated by reference. In addition, the following clauses will apply.

E.l	INSPECTION

All testing and acceptance of deliverables shall be in accordance with DOE standards currently in place. Inspection of all items under this task order shall be accomplished by the DCO or the DCOR as a duly authorized representative of the Government.

E.2	ACCEPTANCE /FINAL ACCEPTANCE AND DECLARATION

(a)	Acceptance:

Acceptance of all work and effort under this task order (including reporting requirements of section H as related to the Recovery Act and "Deliverables" in Section J, Attachment A shall be accomplished by the DCO or DCOR.

(b)	Final Acceptance—Declaration of Physical Completion: See F.4

E.3	ACCESS AND CERTIFICATION

(a)	Access -

(1)
The Comptroller General and his representatives are authorized to examine any records of the contractor or any of its subcontractors that involve transactions relating to the task order or subcontract and to interview any officer or employee of the contractor or any of its subcontractors, regarding such transactions.

(2)
Any representative of an appropriate inspector general is authorized to examine any records of the contractor or any of its subcontractors that involves transactions relating to the task order or subcontract and to interview any officer or employee of the contractor or subcontractor regarding such transactions.

(3)
The Recovery Accountability and Transparency Board (The Board) and its representatives are authorized to conduct audits and reviews of contracts that use Recovery Act funds, hi addition to having access to records of the contractor and any of its subcontractors, and the right to interview any officer or employee of the contractor or subcontractor, the Board is also authorized to issue and enforce subpoenas to compel the testimony at public hearings, or otherwise, of persons who are not Federal officers or employees.

(b)
Certification - In order for the DCO to accept any products or services funded by the Recovery Act, the Contractor shall certify that the items were delivered and/or work was performed for a purpose authorized under the Recovery Act.

SECTION F

DELIVERIES OR PERFORMANCE

F.l	PERIOD OF PERFORMANCE

The period of performance for the Recovery Act work specified in Section C, SOW, shall be for the period of performance beginning as of the effective date of this task order and not to exceed September 30, 2011 (not withstanding Clause H.999 as related to "Covered Funds" definition). Actual period of performance will be based on the contractor's schedule of work to be performed.

F.2	PLACE OF PERFORMANCE

The place of performance for the resulting Task Order is ORNL located in Oak Ridge, Tennessee. For the specific sites within ORNL see Section C, SOW.

F.3	DELIVERABLES

The required deliverables and reporting requirements are as identified in Section J, Attachment A.

F.4	DECLARATION OF PROJECT COMPLETION

Upon physical completion of each TLIN (or OTLIN) requirements as set forth in the SOW, the contractor shall prepare a letter declaring that the work has been physically completed; the letter shall be delivered to the DCO, Following submittal of the letter, during the reasonableness review period. DOE will arrange for independent verification of the work accomplished. If DOE's independent verification does not substantiate the contractor's declaration, DOE will provide the contractor with a list of material deficiencies and a schedule for correcting those deficiencies. Following the Government's notification, the contractor shall correct all identified deficiencies, and submit an addendum to its letter of physical completion, final declaration letter. In tire event DOE determines that some deficiencies still exist, the contractor will be notified within 14 calendar days. Upon receipt of final independent verification report, DOE will approve final payment of all fees, and costs outstanding under the task order (upon Completion of Physical Completion Acceptance Period). The above procedures will continue until the DOE accepts correction of remaining deficiencies based on the Independent Verification Contractor (IVC) review. Only when DOE is certain that all material deficiencies have been corrected will final fee payment be released to the contractor.

For purposes of this task order, the following definitions will apply:

Declaration of Physical Completion: the Contractor's letter declaring the date of physical completion;

Reasonableness Review Period: the 30 calendar day DOE review following submission of Contractor's Declaration of Physical Completion Letter. If DOE determines the Declaration of Physical Completion as reasonable, then the physical completion date is fixed (as defined in the Fixed Physical Completion Date below). If DOE determines the Declaration of Physical Completion to be unreasonable, then the physical completion date is not fixed (e.g., the clock continues until a new letter declaring physical completion is submitted by the contractor and determined by DOE to be reasonable);

Fixed Physical Completion Date: (for fee calculation purposes) the date identified by Contractor in their Declaration of Physical Completion Letter AND determined by DOE to be reasonable. If a prior reasonableness review period(s) resulted in a determination that the declaration was unreasonable, the Fixed Physical Completion Date equals the date identified in the original Contractor Declaration of Physical Completion letter plus Contractor's time required to correct punch-list items identified in DOE's Reasonableness Review Period(s);

Declaration of Physical Completion Acceptance Period: thirty calendar days following completion of the Reasonableness Period to be used for DOE's generation of a punch-list of material deficiencies or acceptance of project as complete. All costs associated with the correction of punch-list items after the Fixed Physical Completion Date is unallowable;

Final Declaration Letter: Contractor's letter declaring completion of punch-list material deficiencies;

Final Declaration Letter Acceptance Period: thirty calendar day DOE review cycle following the contractor's submission of the final declaration letter, used for DOE to accept the project as complete or identify incomplete punch-list items;

Final Declaration Acceptance Letter: DOE letter accepting completion of punch-list items and Declaration of Physical Completion.

F.5	PERFORMANCE EVALUATION (JUL 2007) (REVISED)

On an annual basis, DOE will formally evaluate the Contractor's performance. The evaluation elements may include quality, cost control, timeliness of performance, business relations, customer/DOE satisfaction, key personnel performance and compliance with safety and security standards. The Contractor's performance against the performance objectives and measures will be reflected in the annual evaluation. This evaluation is in addition to the Award Fee evaluations.

SECTION G

CONTRACT ADMINISTRATION DATA

Section G of the ID/IQ Basic Contract is hereby incorporated by reference. In addition, the following clauses will apply:

G.1	DOE G1001 BILLING INSTRUCTIONS (REVISED)

Contractors will use Standard Form 1034 (Public Voucher for Purchases and Services Other Than Personal) when requesting reimbursement for work performed on cost- reimbursement type contracts.

Contractors must submit vouchers electronically through the Oak Ridge Financial Service Center's (ORFSC) Vendor Inquiry Payment Electronic Reporting System (VIPERS). VIPERS allows vendors to submit vouchers, attach supporting documentation and check the payment status of any voucher submitted to the DOE. To obtain access to and use VIPERS, please visit the web page at http://fmweb.oro.doe.gov/vipers.htm. Detailed instructions on how to enroll and use the system are provided on the web page. The submission of vouchers electronically will reduce correspondence and other causes for delay to a minimum and will facilitate prompt payment to the Contractor. Do not submit a paper copy of the voucher.

The voucher must include a statement of cost and supporting documentation for services rendered. This statement should include, as a minimum, a breakout by cost or price element and task order (if applicable) of all services actually provided by the Contractor, both for the current billing period and cumulatively for the entire contract.

(a)	Statement of Cost

The following instructions are provided for use by the Contractor in the preparation and submission of the Statement of Cost:

(1)	Statement of Cost must be completed in accordance with the Contractor's cost accounting system.

(2)	Costs claimed must be only those recorded costs authorized for billing by the payment provisions of the contract

(3)	Indirect costs claimed must reflect the rates approved for billing purposes by the Contracting Officer.

(4)	The Direct Productive Labor Hour (DPLH) incurred during the current billing period must be shown and the DPLH Summary completed, if applicable.

(5)	The total fee billed, retainage amount, and available fee must be shown.

(6)	If task orders or task assignments are issued under this contract, the Contractor must prepare a Statement of Cost for each task order work assignment and a summary for the total invoiced cost.

(b)	Supporting Documentation

Direct costs (e.g., labor, equipment, travel, supplies, etc.) claimed for reimbursement on the Statement of Cost must be adequately supported. The level of detail provided must clearly indicate where the funds were expended. For example, support for labor costs must include the labor category (e.g., program manager, senior engineer, technician, etc.) the hourly rate, the labor cost per category, and any claimed overtime; equipment costs must be supported by a list of the equipment purchased, along with the item's cost; supporting data for travel must include the destination of the trip, number and labor category of travelers, transportation costs, per diem costs, and purpose of the trip; and supplies should be categorized by the nature of the items (e.g., office, lab, computer, etc.) and the dollar amount per category.

Any cost sharing or in-kind contributions incurred by the Contractor and/or third party during the billing period must be included.

Indirect rates used for billings must be clearly indicated, as well as their basis of application. When the cognizant Administrative Contracting Officer (ACO) or auditor approves a change in the billing rates, include a copy of the approval.

All claimed subcontractor costs must be supported by submitting the same detail as outlined herein.

(c)
Recovery Act costs shall also be segregated in the invoice so as to identify those costs associated with each applicable appropriation at the local level of the following accounting and appropriations data as identified in Section B.3.

Accounting and Appropriations Data

Level	1	2	3	4	5	6	7	8	9
Numerical Characters	XX XX X	XXXX	XX	XXXXXX	XXXXX	XXXXXXX	XXXXXXX	XXXXXXX	XXXXXXX
Level Name	Fund	Appropriation Year	Allottee	Reporting Entity	Object Class	Program	Project	WFO	Local Use
(Include each appropriation, as applicable, in the above table.)

The contractor shall certify in each invoice that the costs included in the invoice for Recovery Act work were incurred only to accomplish the Recovery Act work in accordance with Section C. Other existing provisions applicable to invoice submission are applicable to Recovery Act invoices.

G.2	DESIGNATED CONTRACTING OFFICER'S REPRESENTATIVE (DCOR)

The DCOR will be designated by separate letter and will represent the DCO in the technical phases of the work. A copy of this designation letter shall be furnished to the Contractor. The DCOR is not authorized to change any of the terms and conditions of this task order. Changes in the Scope of Work will be made only by the DCO by properly written modification(s) to the task order. Additional DCOR(s) for other purposes as required may be designated in writing by the DCO.

SECTION H

SPECIAL CONTRACT REQUIREMENTS

H.l	OTHER GOVERNMENT CONTRACTORS

The Government may undertake or award other contracts/task orders for additional work or services. The Contractor agrees to fully cooperate with such other contractors and Government employees and carefully fit its own work to such other work as may be directed by the DCO. The Contractor shall not commit or permit any act which will interfere with the performance of work by any other contractor or by Government employees. If DOE determines that the Contractor's activities may interfere with another DOE contractor, the DCO shall so notify the Contractor and the Contractor shall comply with any instructions the DCO may provide,

H.2	H.999 SPECIAL PROVISIONS RELATING TO WORK FUNDED UNDER AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009 (APR 2009)

Preamble:

Work performed under this task order will be funded, in whole or in part, with funds appropriated by the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, (Recovery Act or Act). The Recovery Act's purposes are to stimulate the economy and to create and retain jobs. The Act gives preference to activities that can be started and completed expeditiously, including a goal of using at least 50 percent of the funds made available by it for activities that can be initiated not later than June 17, 2009.

Contractors should begin planning activities for their first tier subcontractors, including obtaining a DUNS number (or updating the existing DUNS record), and registering with the Central Contractor Registration (CCR).

Be advised that Recovery Act funds can be used in conjunction with other funding as necessary to complete projects, but tracking and reporting must be separate to meet the reporting requirements of the Recovery Act and related Guidance. For projects funded by sources other than the Recovery Act, Contractors should plan to keep separate records for Recovery Act funds and to ensure those records comply with the requirements of the Act.

The Government has not fully developed the implementing instructions of the Recovery Act, particularly concerning the how and where for the new reporting requirements. The Contractor will be provided these details as they become available. The Contractor must comply with all requirements of the Act. If the contractor believes there is any inconsistency between Recovery Act requirements and current task order requirements, the issues will be referred to the DCO for reconciliation.

Be advised that special provisions may apply to projects funded by the Act relating to:

●	Reporting, tracking and segregation of incurred costs

●	Reporting on job creation and preservation;

●	Publication of information on the Internet;

●	Protecting whistleblowers; and

●	Requiring prompt referral of evidence of a false claim to the Inspector General.

Definitions:

For purposes of this clause, "Covered Funds" means funds expended or obligated from appropriations under the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5. Covered Funds will have special accounting codes and will be identified as Recovery Act funds in the task order and/or modification using Recovery Act funds. Covered Funds must be reimbursed by September 30, 2015.

Non-Federal employer means any employer with respect to Covered Funds - the contractor or subcontractor, as the case may be, if the contractor or subcontractor is an employer; and any professional membership organization, certification of other professional body, any agent or licensee of the Federal government, or any person acting directly or indirectly in the interest of an employer receiving Covered Funds; or with respect to Covered Funds received by a State or local government, the State or local government receiving the funds and any contractor or subcontractor receiving the funds and any contractor or subcontractor of the State or local government; and does not mean any department, agency, or other entity of the federal government.

A.	Flow Down Provision - This clause must be included in every first-tier subcontract.

B.
Segregation and Payment of Costs - Contractor must segregate the obligations and expenditures related to funding under the Recovery Act. Financial and accounting systems should be revised as necessary to segregate, track and maintain these funds apart and separate from other revenue streams. No part of the funds from the Recovery Act shall be commingled with any other funds or used for a purpose other than that of making payments for costs allowable for Recovery Act projects. Where Recovery Act funds are authorized to be used in conjunction with other funding to complete projects, tracking and reporting must be separate from the original funding source to meet the reporting requirements of the Recovery Act and OMB Guidance.

Invoices must clearly indicate the portion of the requested payment that is for work funded by the Recovery Act.

C.
Prohibition on Use of Funds - None of the funds provided under this agreement derived from the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, may be for any casino or other gambling establishment, aquarium, zoo, golf course, or swimming pool.

D.
Wage Rates - All laborers and mechanics employed by contractors and subcontractors on projects funded directly by or assisted in whole or in part by and through the Federal Government pursuant to the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, shall be paid wages at rates not less than those prevailing on projects of a character similar in the locality as determined by the Secretary of Labor in accordance with subchapter IV of chapter 31 of title 40, United States Code. With respect to the labor standards specified in this section, the Secretary of Labor shall have the authority and functions set forth in Reorganization Plan numbered 14 of 1950 (64 Stat. 1267, 5 U.S.C. App.) and section 3145 of title 40 United States Code. See http://www.dol.gov/esa/whd/contracts/dbra.htm.

E.
Publication- Information about this agreement will be published on the Internet and linked to the website www.recovery.gov, maintained by the Accountability and Transparency Board. The Board may exclude posting contractual or other information on the website on a case-by-case basis when necessary to protect national security or to protect information that is not subject to disclosure under sections 552 and 552a of title 5, United States Code.

F.
Registration Requirements - Contractor shall ensure that all first-tier subcontractors have a DUNS number and are registered in the Central Contractor Registration (CCR) no later than the date the first report is due under the Section I. clause entitled "52.204-11 American Recovery and Reinvestment Act - Reporting Requirements (MAR 2009).

G.	Utilization of Small Business - Contractor shall to the maximum extent practicable give a preference to small business in the award of subcontracts for projects funded by Recovery Act dollars.

H.3	BASELINE AND REPORT REQUIREMENTS FOR WORK PERFORMED UNDER THE RECOVERY ACT

This clause defines the unique requirements for the contractor's project management baseline and associated reporting requirements to address the modified task order performance requirements as implemented in Section C, SOW, to be performed and funded under the provisions of the Recovery Act.

Baseline Requirements

(a)
Within 30 calendar days after award of task order, the contractor shall propose a Performance Baseline (the Performance Baseline is made up of the Performance Measurement Baseline, Management Reserve [spread by fiscal year] and fee [spread by fiscal year] for each subproject specified in Section C, SOW. This Performance Baseline shall use control accounts that will be made up of work packages. The Work Breakdown Structure (WBS) elements at the lowest level should roll up within the WBS structure and clearly identify the entire work to be performed. The proposed Performance Baseline shall include the following:

(1)
The contractor shall propose a Performance Baseline, at an 80 percent confidence level, for the work to be performed. This baseline shall be based upon the work and schedule included in the task order and the contractor's cost proposal. A month-by-month baseline or budgeted cost of work scheduled (BCWS)/planned value (PV) must be developed for the complete SOW. This will be the original baseline for Recovery Act work and shall include all of the work by WBS and the contractor's defined management reserve and fee. The sum of these three items shall equal the contractor price. This Performance Baseline is subject to independent project review and certification before approval by the government.

(2)
A network logic schedule utilizing Primavera (P6) will be developed at the activity level for each control account which includes milestones. The schedule must be resource loaded and coded to allow summarization and reconciliation of lower level activity budgets through the control accounts for the Performance Measurement Baseline.

(3)
The proposed Performance Baseline shall also include the planned quarterly summary of jobs "created" or "retained" by the contractor and first tier subcontractors as defined in the Section H clause entitled "Special provisions relating to work funded under American Recovery and Reinvestment Act of 2009."

Deliverables supporting the Recovery Act Performance Baseline shall include all deliverables required under existing task requirements, those Recovery Act deliverable and reporting requirements specified in the Section H clause entitled "Special provisions relating to work funded under American Recovery and Reinvestment Act of 2009" and those Recovery Act-unique deliverables listed below.

a.	Work Breakdown Structure (WBS) and associated dictionary;
b.	List of planning basis and assumptions;
c.	Cost baseline description document that includes the basis of cost estimates;
d.	Schedule baseline that employs a critical path method and is resource loaded such that earned value can be measured;
e.	Organizational breakdown structure;
f.	Responsibility assignment matrix that identifies Control Account Managers;
g.	Earned value management system description and a self-assessment of compliance with ANSI/EIA-748-B, "Earned Value Management Systems;"
h.	Project controls system description document;
i.
Risk management plan with results of qualitative and quantitative analysis including S-curves, management reserve and schedule reserve determinations, risk mitigation/risk response plans, and risk register;

j.	Technical design documentation;
k.	Documented safety analysis;
l.	Safety evaluation report (if required);
m.	Safety design strategy;
n.	Integrated safety management system description document and latest annual certification;
o.	NEPA documentation (analysis of environmental impacts); and
p.	Regulatory decision documents.

These documents shall be submitted to the DCO to support DOE review and baseline approval. The DCO may identify other documents as needed to support project reviews and audits.

(b)	The contractor shall support resolution of IPR or External Independent Review (EIR) corrective actions for the Performance Baseline submitted.

(1)
During the period preceding Performance Baseline approval by the Government, the contractor shall determine the budgeted cost of work scheduled (BCWS) and the budgeted cost of work performed (BCWP) on a monthly basis utilizing measurable units associated with each activity in the schedule (e.g., square foot reduction, foot print reduction, etc.), as appropriate, that will allow the reporting of the contractor's progress in accordance with the reporting requirements specified in the clause in Section H entitled "Special provisions relating to work funded under American Recovery and Reinvestment Act." The associated actual cost of work performed (ACWP)/actual cost (AC), cost and schedule variances and performance indices, and variance analyses shall be reported monthly.

Reporting Requirements

(2)
Within 30 calendar days of award of task order for Recovery Act work, the contractor shall begin reporting in accordance with the reporting requirements specified under existing task order requirements, those reporting requirements specified in the section H. clause entitled "Special provisions relating to work funded under American Recovery and Reinvestment Act of 2009, and those Recovery Act-unique deliverables listed below.

(3)	These reports shall be provided to the DCO on a monthly basis.

(i)
Contract Performance Report (Refer to OMB No. 0704-0188 or DD FORM: 2734/1, MAR 05) : Format 1 - WBS, Format 2 - Organizational Structure, Format 3 - Baseline, Format 4 - Staffing/Manpower Forecast, and Format 5 - Explanations and Problem Analyses.

(ii)
A Milestone report from Primavera reflecting status of all milestones being reported with columns for the scope, original planned date, current planned date, and the actual date the milestone was completed.

(iii)
A funds management report by Budgeting & Reporting (B&R) codes that identifies the amount of funds obligated to the task order and the amount of funds obligated to the contractor, and committed and expended by the contractor.

H.4	ORO H1001 WORKER SAFETY AND HEALTH PROGRAM (JAN 2007)

(a)
The Contractor shall comply with all applicable safety and health requirements set forth in 10 CFR 851, Worker Safety and Health Program. The Contractor shall develop, implement, and maintain a written Worker Safety and Health Plan (WSHP) which shall describe the Contractor's method for complying with and implementing the applicable requirements of 10 CFR 851, The WSHP shall be submitted to and approved by DOE. The approved WSHP must be implemented prior to the start of work. In performance of the work, the Contractor shall provide a safe and healthful workplace, and must comply with its approved WSHP and all applicable Federal and state environmental, health, and safety regulations. The Contractor shall take all reasonable precautions to protect the environment, health, and safety of its employees, DOE personnel, and members of the public. When more than one contractor works in a shared workplace, the Contractor shall coordinate with the other contractors to ensure roles, responsibilities, and worker safety and health provisions are clearly delineated. The Contractor shall participate in all emergency response drills and exercises.

(b)
The Contractor shall take all necessary and reasonable steps to minimize the impact of its work on DOE functions and employees, and immediately report all job-related injuries and/or illnesses which occur in any DOE facility to the DCOR, Upon request, the Contractor shall provide a copy of occupational safety and health self- assessments and/or inspections of work sites for job hazards for its DOE facilities to the DCOR,

(c)
The DCO may notify the Contractor, in writing, of any noncompliance with the terms of this clause, plus the corrective action to be taken. After receipt of such notice, the Contractor shall immediately take such corrective action.

(d)
In the event that the Contractor fails to comply with the terms and conditions of this clause, the DCO may, without prejudice to any other legal or contractual rights, issue a stop work order halting all or any part of the work. Thereafter, a start order for resumption of the work may be issued at the discretion of the DCO. The Contractor shall not be entitled to an equitable adjustment of the task order amount or extension of the performance schedule on any stop work order issued under this special task order requirement.

H.5	ORO H1003 SECURITY QUALIFICATIONS CJAN 2006)

(a)
The Contractor may be required to perform work in designated security areas or work with documents or information which may require an access authorization (clearance), Additionally, the scope of their work may require enrollment into the Human Reliability Program (HRP). The Contractor shall ensure that all personnel assigned under this task order and working with classified information, matter, and/or materials possess a DOE "Q" or "L" access authorization (clearance) matching the classification level of the data and information the employee will be required to work on in the performance of their assigned tasks.

(b)
Individuals that do not require a "Q" or "L" clearance will possess, as a minimum, if required, a Limited Site Specific Only (LSSO) badge and meet all access authorization requirements per HSPD-12, DOE N 206.4, and local procedures. For employees requiring DOE "Q" or "L" security clearances and/or LSSO badge, the Contractor shall not employ anyone who is not a citizen of the United States. (Clearance-Access authorizations are granted by the DOE pursuant to 10 CFR Part 710.) Security Badges must be worn properly at all times while working at any of the DOE and NNSA facilities.

(c)
Clearances will be provided and paid for by DOE. The request for clearance and renewal of clearances must be justified based on actual job performance requirements. The DCO, in coordination with the appropriate Federal security representative, may waive the clearance requirement for personnel not involved with classified information while the appropriate access authorizations or badges are being processed, or for personnel associated with the program for short periods of time, such as consultants. In these cases, security requirements regarding these circumstances will be followed. The Contractor, on a case-by-case basis, will provide its own cleared escorts as needed. The DCOR or Designated Contract Technical Monitor (DCTM) will approve contractor personnel for escort privileges and provide escort training.

(d)
The Contractor shall be required to conduct pre-employment investigative screening of prospective employees in order to ensure trustworthiness and reliability for all individuals who do not possess a DOE "Q" access authorization. For these individuals, the Contractor shall provide certification to the COR that an investigative screening has been completed prior to employment. The certification shall include, as a minimum, verification of personal identity, previous employment and education, and the results of a credit and law enforcement check.

(e)
Requests for access authorization shall not be submitted until the task order has been awarded, and a favorable Foreign Ownership, Control, or Influence (FOCI) determination must be rendered by DOE before an access authorization will be granted, reinstated, continued, extended, or transferred for the contractor's applicant employment. Upon task order award, the Contractor is encouraged to use the DOE Accelerated Access Authorization Program (AAAP) to obtain an Interim "Q" access authorization. The request for AAAP shall include the certified results of the pre-employment investigative screening of the prospective employee and a local Federal review prior to approved submission under AAAP.

(f)
The Contractor shall turn in badges for employees: (1) who are no longer working on the task order; (2) who no longer require access; (3) when their badge expires; or (4) when the task order expires or is terminated. Badges shall be returned to the individual handling security terminations. Notification of employment terminations supporting this task order will be made in writing to the DCO and DCOR/DCTM.

(g)
In addition to the possible requirement of holding an access authorization, individuals, if the work position is identified as requiring enrollment in the Human Reliability Program (HRP) and/or maintaining currency under certain program requirements (e.g., annual HRP training) must be willing to comply with all regulatory requirements to be granted access under the HRP Federal rules and local procedures.

H.6	ORO H1002 SAFEGUARDS AND SECURITY AWARENESS PROGRAM (JAN 2007)

The Contractor shall establish and maintain a Safeguards and Security Awareness Program acceptable to the Department of Energy (DOE), which satisfies the requirements of the following directives:

DOE M 470.4-1, Chg 1, Safeguards and Security Program Planning and Management

A Safeguards Security Awareness Coordinator must be appointed and will be responsible for ensuring all employees, cleared and uncleared, who are assigned to a DOE facility or who are performing work involving access to classified facilities, classified information, or special nuclear materials are informed of their security responsibilities. Any subcontracts in support of this work shall require subcontractors to comply with the Contractor's Safeguards and Security Awareness Program.

H.7	CONTRACT ASSIGNMENT (JUL 2007)

Both parties recognize that the Government may assign this task order to another Government prime contractor to be administered as a subcontract. The contractor may not assign or novate the task order without prior approval of DOE.

H.8	CHANGES

In accordance with Section I, clause 52.243-6, the Contractor shall implement Change Order Accounting for changes exceeding $100,000. Change Order Accounting shall be implemented in all instances when the Contractor anticipates a change.

H.9	LABOR RELATIONS

(a)
The Contractor shall respect the right of employees to organize and to form, join, or assist labor organizations, to bargain collectively through their chosen labor  representatives, to engage in other concerted activities for the purpose of collective bargaining or other mutual aid or protection, and to refrain from any or all of these activities.

(b)
The Contractor shall meet with the DCO or designee(s) for the purpose of reviewing the Contractor's bargaining objectives prior to negotiations of any collective bargaining agreement or revision thereto and shall consult with and obtain the approval of the DCO regarding appropriate economic bargaining parameters, including those for pension and medical benefit costs, prior to the Contractor entering into the collective bargaining process. During the collective bargaining process, the Contractor shall notify the DCO before submitting or agreeing to any collective bargaining proposal which can be calculated to affect allowable costs under this Contract or which could involve other items of special interest to the Government. During the collective bargaining process, the Contractor shall obtain the approval of the DCO before proposing or agreeing to changes in any pension or other benefit plans.

(c)
The Contractor will seek to maintain harmonious bargaining relationships that reflect a judicious expenditure of public funds, equitable resolution of disputes and effective and efficient bargaining relationships consistent with the requirements of FAR, Subpart 22.1 and DEAR, Subpart 970.2201 and all applicable Federal and State Labor Relations laws,

(d)
The Contractor will notify the DCO or designee in a timely fashion of all labor relations issues and matters of local interest including organizing initiatives, unfair labor practice, work stoppages, picketing, labor arbitrations, and settlement agreements and will furnish such additional information as may be required from time to time by the DCO.

H.10	LOCAL LABOR RELATIONS

A project labor agreement is available to those contractors performing this SOW at the Oak Ridge National Laboratory (ORNL). Harmonious labor relations between labor and management and the various contractors working at the site are expected and encouraged.

H.ll	RELOCATION COSTS

Costs incurred with regard to relocating an employee to the work site are allowable in accordance with FAR 31.205-35, Relocation Costs. However, the Contractor shall keep the number of employees relocated to a minimum. The contractor shall submit apian for the first year of the base performance period, and every year thereafter, for advance written approval of the Contracting Officer regarding the temporary and permanent relocation of all employees to the local area and charging the cost, or any portion thereof, to the contract. Unless otherwise agreed, exit relocation costs are not allowable.

H.12	CONFIDENTIALITY OF INFORMATION

(a)
To the extent that the work under this contract/Task Order requires that the contractor be given access to confidential or proprietary business, technical, or financial information belonging to the Government or other companies, the contractor shall, after receipt thereof, treat such information as confidential and agree not to appropriate such information to its own use or to disclose such information to third parties unless specifically authorized by the CO or DCO in writing. The foregoing obligations, however, shall not apply to:

(1)	Information which, at the time of receipt by the contractor, is in the public domain;

(2)	Information which is published after receipt thereof by the contractor or otherwise becomes part of the public domain through no fault of the contractor;

(3)	Information which the contractor can demonstrate was in his possession at the time of receipt thereof and was not acquired directly or indirectly from the Government or other companies;

(4)	Information which the contractor can demonstrate was received by it from a third party who did not require the contractor to hold it in confidence.

(b)
The contractor shall obtain the written agreement, in a form satisfactory to the CO or DCO, of each employee permitted access, whereby the employee agrees that he will not discuss, divulge or disclose any such information or data to any person or entity except those persons within the contractor's organization directly concerned with the performance of the contract.

(c)
The contractor agrees, if requested by the Government, to sign an agreement identical, in all material respects, to the provisions of this clause, with each company supplying information to the contractor under this contract, and to supply a copy of such agreement to the CO or DCO. From time to time upon request of the CO or DCO, the contractor shall supply the Government with reports itemizing information received as confidential or proprietary and setting forth the company or companies from which the contractor received such information.

(d)
The contractor agrees that upon request by DOE it will execute a DOE-approved agreement with any party whose facilities or proprietary data it is given access to or is furnished., restricting use and disclosure of the data or the information obtained from the facilities. Upon request by DOE, such an agreement shall also be signed by contractor personnel.

(e)	This clause shall flow down to all subcontracts.

H.13	QUALITY ASSURANCE (QA) FOR WORK AFFECTING NUCLEAR SAFETY

The Contractor shall implement a DOE-approved Quality Assurance Program (QAP) (Section J, Attachment A) in accordance with the EM Quality Assurance Program, EM-QA-001, prior to commencement of work affecting nuclear safety. The EM QAP provides the basis to achieve quality across the EM complex for all mission-related work while providing a consistent approach to Quality Assurance (QA).

EM requires that American Society of Mechanical Engineers (ASME) NQA-1, 2004, Qualify Assurance Requirements for Nuclear Facility Applications, and addenda through 2007 be implemented as part of the Contractor's QAP for work affecting nuclear safety. The required portions of NQA-1 to be implemented include: Introduction, Part I, and as applicable portions of Part II. NQA-1 Parts III and IV are to be used as guidance for the Contractor's QAP and implementing procedures.

Contractors have three options for complying with this contract requirement:

1.	Develop and submit for DOE approval a new QAP;

2.	Adopt the prior Contractor's DOE-approved QAP; or,

3.	Modify the prior Contractor's DOE-approved QAP and submit it for DOE approval.

Development of a new QAP, or adoption of an existing or modified version of a QAP from a prior contractor, does not alter a contractor's legal obligation to comply with 10 CFR 830, other regulations affecting QA and DOE Order 414.1C.

The Contractor's QAP shall describe the overall implementation of the EM QA requirements and shall be applied to all work performed by the Contractor (e.g., research, design/engineering, construction, operation, budget, mission, safety, and health).

The Contractor shall develop and implement a comprehensive Issues Management System for the identification, assignment of significance category, and processing of nuclear safety-related issues identified within the Contractor's organization. The significance assigned to the issues shall be the basis for all actions taken by the contractor in correcting the issue from initial causal analysis, reviews for reporting to DOE, through completion of Effectiveness Reviews if required based on the seriousness of the issue.

The Contractor shall, at a minimum, annually review and update as appropriate their QAP. The review and any changes shall be submitted to DOE for approval. Changes shall be approved before implementation by the Contractor.

SECTION I

CONTRACT CLAUSES

Section I of the ID/IQ Basic Contract and the following clauses are hereby incorporated by reference.

52.203-13	CONTRACTOR CODE OF BUSINESS ETHICS AND CONDUCT (DEC 2008)
52.203-14	DISPLAY OF HOTLINE POSTER(S) (APRIL 2008)
52.204-9	PERSONAL IDENTITY VERIFICATION OF CONTRACTOR PERSONNEL (SEPT 2007)
52.204-10	REPORTING SUBCONTRACT AWARDS (SEPT 2007)
52.222-22	PREVIOUS CONTRACTS AND COMPLIANCE REPORTS (FEB 1999)
52.222-25	AFFIRMATIVE ACTION COMPLIANCE (APRIL 1984)
52.222-26	EQUAL OPPORTUNITY (MAR 2007)
52.222-39	NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES (DEC 2004)
52.223-3	HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA (JAN 1997)
52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (DEC 2007)
52.230-6	ADMINISTRATION OF COST ACCOUNTING STANDARDS (MAR 2008)
52.230-7	PROPOSAL DISCLOSURE—COST ACCOUNTING PRACTICE CHANGES (APRIL 2005)
52.234-4	EARNED VALUE MANAGEMENT SYSTEM (JULY 2006)
52.242-15	STOP-WORK ORDER (AUG 1989)
52.246-5	INSPECTION OF SERVICES - COST-REIMBURSEMENT (APRIL 1984)
52.248-1	VALUE ENGINEERING (FEB 2000)
952.204-2	SECURITY REQUIREMENTS (JUNE 2009)
952.223-76	CONDITIONAL PAYMENT OF FEE OR PROFIT - SAFEGUARDING RESTRICTED DATA AND OTHER CLASSIFIED INFORMATION AND PROTECTION OF WORKER SAFETY AND HEALTH (JAN 2004)
952.226-74	DISPLACED EMPLOYEE HIRING PREFERENCE (JUN 1997)
952.242-70	TECHNICAL DIRECTION (DEC 2000)

In addition, the following clauses will apply:

I.1	52.203-15 WHISTLEBLOWER PROTECTIONS UNDER THE AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009 (MAR 2009)

(a)	The Contractor shall post notice of employees rights and remedies for whistleblower protections provided under section 1553 of the American Recovery and Reinvestment Act of 2009 (Pub. L. 111-5).

(b)	The Contractor shall include the substance of this clause including this paragraph (b) in all subcontracts.

I.2	52.204-11 AMERICAN RECOVERY AND REINVESTMENT ACT-REPORTING REQUIREMENTS (MAR 2009)

(a)	Definitions. As used in this clause-

Contract, as defined in FAR 2.101, means a mutually binding legal relationship obligating the seller to furnish the supplies or services (including construction) and the buyer to pay for them. It includes all types of commitments that obligate the Government to an expenditure of appropriated funds and that, except as otherwise authorized, are in writing. In addition to bilateral instruments, task orders include (but are not limited to) awards and notices of awards; job orders or task letters issued under basic ordering agreements; letter task orders; orders, such as purchase orders, under which the task order becomes effective by written acceptance or performance; and bilateral task order modifications. Task orders do not include grants and cooperative agreements covered by 31 U.S.C. 6301, et seq. For discussion of various types of task orders, see FAR Part 16.

First-tier subcontract means a subcontract awarded directly by a Federal Government prime contractor whose task order is funded by the Recovery Act.

Jobs created means an estimate of those new positions created and filled, or previously existing unfilled positions that are filled, as a result of funding by the American Recovery and Reinvestment Act of 2009 (Recovery Act). This definition covers only prime contractor positions established in the United States and outlying areas (see definition in FAR 2.101). The number shall be expressed as "full-time equivalent" (FTE), calculated cumulatively as all hours worked divided by the total number of hours in a full-time schedule, as defined by the contractor. For instance, two full-time employees and one part-time employee working half days would be reported as 2.5 FTE in each calendar quarter.

Jobs retained means an estimate of those previously existing filled positions that are retained as a result of funding by the American Recovery and Reinvestment Act of 2009 (Recovery Act). This definition covers only prime contractor positions established in the United States and outlying areas (see definition in FAR 2.101). The number shall be expressed as "full-time equivalent" (FTE), calculated cumulatively as all hours worked divided by the total number of hours in a full-time schedule, as defined by the contractor. For instance, two full-time employees and one part-time employee working half days would be reported as 2.5 FTE in each calendar quarter.

Total compensation means the cash and noncash dollar value earned by the executive during the contractor's past fiscal year of the following (for more information see 17 CFR 229.402(c)(2)):

(1)	Salary and bonus.

(2)
Awards of stock, stock options, and stock appreciation rights. Use the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with the Statement of Financial Accounting Standards No. 123 (Revised 2004) (FAS 123R), Shared Based Payments.

(3)
Earnings for services under non-equity incentive plans does not include group life, health, hospitalization or medical reimbursement plans that do not discriminate in favor of executives, and are available generally to all salaried employees.

(4)	Change in pension value. This is the change in present value of defined benefit and actuarial pension plans.

(5)	Above-market earnings on deferred compensation which is not tax-qualified.

(6)	Other compensation. For example, severance, termination payments, value of life insurance paid on behalf of the employee, perquisites or property if the value for the executive exceeds $10,000.

(b)
This task order requires the contractor to provide products and/or services that are funded under the American Recovery and Reinvestment Act of 2009 (Recovery Act). Section 1512(c) of the Recovery Act requires each contractor to report on its use of Recovery Act funds under this task order. These reports will be made available to the public.

(c)
Reports from contractors for all work funded, in whole or in part, by the Recovery Act, and for which an invoice is submitted prior to June 30, 2009, are due no later than July 10, 2009. Thereafter, reports shall be submitted no later than the 10th day after the end of each calendar quarter.

(d)
The Contractor shall report the following information, using the online reporting tool available at http://www.FederalReporting.gov <http://frwebgate.access.gpo.gov/cgi- bin/leaving.cgi?from=leavingFR.html&log=linklog&to=http://www.FederalReportin g.gov>.

(1)	The Government task order and order number, as applicable.

(2)
The amount of Recovery Act funds invoiced by the contractor for the reporting period. A cumulative amount from all the reports submitted for this action will be maintained by the government's on-line reporting tool,

(3)	A list of all significant services performed or supplies delivered, including construction, for which the contractor invoiced in this calendar quarter.

(4)	Program or project title, if any.

(5)	A description of the overall purpose and expected outcomes or results of the task order, including significant deliverables and, if appropriate, associated units of measure.

(6)
An assessment of the contractor's progress towards the completion of the overall purpose and expected outcomes or results of the task order (i.e., not started, less than 50 percent completed, completed 50 percent or more, or fully completed). This covers the task order (or portion thereof) funded by the Recovery Act,

(7)
A narrative description of the employment impact of work funded by the Recovery Act. This narrative should be cumulative for each calendar quarter and only address the impact on the contractor's workforce. At a minimum, the contractor shall provide—

(i)
A brief description of the types of jobs created and jobs retained in the United States and outlying areas (see definition in FAR 2.101). This description may rely on job titles, broader labor categories, or the contractor's existing practice for describing jobs as long as the terms used are widely understood and describe the general nature of the work; and

(ii)	An estimate of the number of jobs created and jobs retained by the prime contractor, in the United States and outlying areas. A job cannot be reported as both created and retained.

(8)	Names and total compensation of each of the five most highly compensated officers of the Contractor for the calendar year in which the task order is awarded if--

(i)	In the Contractor's preceding fiscal year, the Contractor received—

(A)	80 percent or more of its annual gross revenues from Federal contracts (and subcontracts), loans, grants (and subgrants) and cooperative agreements; and

(B)	$25,000,000 or more in annual gross revenues from Federal contracts (and subcontracts), loans, grants (and subgrants) and cooperative agreements; and

(ii)
The public does not have access to information about the compensation of the senior executives through periodic reports filed under section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a), 78o(d» or section 6104 of the Internal Revenue Code of 1986.

(9)
For subcontracts valued at less than $25,000 or any subcontracts awarded to an individual, or subcontracts awarded to a subcontractor that in the previous tax year had gross income under $300,000, the Contractor shall only report the aggregate number of such first tier subcontracts awarded in the quarter and their aggregate total dollar amount.

(10)
For any first-tier subcontract funded in whole or in part under the Recovery Act, that is over $25,000 and not subject to reporting under paragraph 9, the contractor shall require the subcontractor to provide the information described in (i), (ix), (x), and (xi) below to the contractor for the purposes of the quarterly report. The contractor shall advise the subcontractor that the information will be made available to the public as required by section 1512 of the Recovery Act. The contractor shall provide detailed information on these first-tier subcontracts as follows:

(i)	Unique identifier (DUNS Number) for the subcontractor receiving the award and for the subcontractor's parent company, if the subcontractor has a parent company.

(ii)	Name of the subcontractor.

(iii)	Amount of the subcontract award.

(iv)	Date of the subcontract award.

(v)	The applicable North American Industry Classification System (NAICS) code.

(vi)	Funding agency.

(vii)	A description of the products or services (including construction) being provided under the subcontract, including the overall purpose and expected outcomes or results of the subcontract.

(viii)	Subcontract number (the contract number assigned by the prime contractor).

(ix)	Subcontractor's physical address including street address, city, state, and country. Also include the nine-digit zip code and congressional district if applicable.

(x)	Subcontract primary performance location including street address, city, state, and country. Also include the nine-digit zip code and congressional district if applicable.

(x)	Names and total compensation of each of the subcontractor's five most highly compensated officers, for the calendar year in which the subcontract is awarded if - -

(A)	In the subcontractor's preceding fiscal year, the subcontractor received - -

(1)	80 percent or more of its annual gross revenues in Federal contracts (and subcontracts), loans, grants (and subgrants), and cooperative agreements; and

(2)	$25,000,000 or more in annual gross revenues from Federal contracts (and subcontracts), loans, grants (and subgrants), and cooperative agreements; and

(B)
The public does not have access to information about the compensation of the senior executives through periodic reports filed under section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a), 78o(d)) or section 6104 of the International Revenue Code of 1986.

I.3	52.215-2 AUDIT AND RECORDS—NEGOTIATION (JUNE 1999), ALTERNATIVE I (MAR 2009)

(a)
As used in this clause, "records" includes books, documents, accounting procedures and practices, and other data, regardless of type and regardless of whether such items are in written form, in the form of computer data, or in any other form.

(b)
Examination of costs. If this is a cost-reimbursement, incentive, time-and-materials, labor-hour, or price redeterminable contract, or any combination of these, the Contractor shall maintain and the Contracting Officer, or an authorized representative of the Contracting Officer, shall have the right to examine and audit all records and other evidence sufficient to reflect properly all costs claimed to have been incurred or anticipated to be incurred directly or indirectly in performance of this contract. This right of examination shall include inspection at all reasonable times of the Contractor's plants, or parts of them, engaged in performing the contract.

(c)
Cost or pricing data. If the Contractor has been required to submit cost or pricing data in connection with any pricing action relating to this contract, the Contracting Officer, or an authorized representative of the Contracting Officer, in order to evaluate the accuracy, completeness, and currency of the cost or pricing data, shall have the right to examine and audit all of the Contractor's records, including computations and projections, related to—

(1)	The proposal for the contract, subcontract, or modification;

(2)	The discussions conducted on the proposal(s), including those related to negotiating;

(3)	Pricing of the contract, subcontract, or modification; or

(4)	Performance of the contract, subcontract or modification.

(d)	Comptroller General or Inspector General.

(1)
The Comptroller General of the United States, an appropriate Inspector General appointed under section 3 or 8G of the Inspector General Act of 1978 (5 U.S.C. App.), or an authorized representative of either of the foregoing officials, shall have access to and the right to—

(i)	Examine any of the Contractor's or any subcontractor's records that pertain to and involve transactions relating to this contract or a subcontract hereunder; and

(ii)	Interview any officer or employee regarding such transactions.

(2)
This paragraph may not be construed to require the Contractor or subcontractor to create or maintain any record that the Contractor or subcontractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)
Reports. If the Contractor is required to furnish cost, funding, or performance reports, the Contracting Officer or an authorized representative of the Contracting Officer shall have the right to examine and audit the supporting records and materials, for the purpose of evaluating—

(1)	The effectiveness of the Contractor's policies and procedures to produce data compatible with the objectives of these reports; and

(2)	The data reported.

(f)
Availability. The Contractor shall make available at its office at all reasonable times the records, materials, and other evidence described in paragraphs (a), (b), (c), (d), and (e) of this clause, for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in Subpart 4.7, Contractor Records Retention, of the Federal Acquisition Regulation (FAR), or for any longer period required by statute or by other clauses of this contract. In addition—

(1)
If this contract is completely or partially terminated, the Contractor shall make available the records relating to the work terminated until 3 years after any resulting final termination settlement; and

(2)
The Contractor shall make available records relating to appeals under the Disputes clause or to litigation or the settlement of claims arising under or  relating to this contract until such appeals, litigation, or claims are finally resolved.

(g) (1)
Except as provided in paragraph (g)(2) of this clause, the Contractor shall insert a clause containing all the terms of this clause, including this paragraph (g), in all subcontracts under this contract. The clause may be altered only as necessary to identify properly the contracting parties and the Contracting Officer under the Government prime contract.

(2)	The authority of the Inspector General under paragraph (d)(l)(ii) of this clause does not flow down to subcontracts.

I.4	52.217-7 OPTION FOR INCREASED QUANTITY - SEPARATELY PRICED LINE ITEM (MAR 1989)

The Government may require the delivery of the numbered line item, identified in the Schedule (Section B) as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor within 30 calendar days of the date to exercise the option in Section B. Delivery of added items shall continue at the same rate that like items are called for under the contract, unless the parties otherwise agree.

I.5	52.219-6 NOTICE OF TOTAL SMALL BUSINESS SET-ASIDE (JUNE 2003)

(a)
Definition. "Small business concern," as used in this clause, means a concern, including its affiliates that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the size standards in this solicitation.

(b)	General.

(1)	Offers are solicited only from small business concerns. Offers received from concerns that are not small business concerns shall be considered nonresponsive and will be rejected.

(2)	Any award resulting from this solicitation will be made to a small business concern.

(c)
Agreement. A small business concern submitting an offer in its own name shall furnish, in performing the contract, only end items manufactured or produced by small business concerns in the United States or its outlying areas. If this procurement is processed under simplified acquisition procedures and the total amount of this contract does not exceed $25,000, a small business concern may furnish the product of any domestic firm. This paragraph does not apply to construction or service contracts.

I.6	52.222-38 COMPLIANCE WITH VETERAN'S EMPLOYMENT REPORTING REQUIREMENTS (PEC 2001)

By submission of its offer, the offeror represents that, if it is subject to the reporting requirements of 38 U.S.C. 4212(d) (i.e., if it has any contract containing Federal Acquisition Regulation clause 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans), it has submitted the most recent VETS-100 Report required by that clause.

I.7	52.222-54 EMPLOYMENT ELIGIBILTY VERIFIATION (JAN 2009)

(a)	Definitions. As used in this clause—

"Commercially available off-the-shelf (COTS) item"—

(1)	Means any item of supply that is—

(i)	A commercial item (as defined in paragraph (1) of the definition at 2.101);

(ii)	Sold in substantial quantities in the commercial marketplace; and

(iii)	Offered to the Government, without modification, in the same form in which it is sold in the commercial marketplace; and

(2)
Does not include bulk cargo, as defined in section 3 of the Shipping Act of 1984 (46 U.S.C. App. 1702), such as agricultural products and petroleum products. Per 46 CFR 525.1 (c)(2), "bulk cargo" means cargo that is loaded and carried in bulk onboard ship without mark or count, in a loose unpackaged form, having homogenous characteristics. Bulk cargo loaded into intermodal equipment, except LASH or Seabee barges, is subject to mark and count and, therefore, ceases to be bulk cargo.

"Employee assigned to the contract" means an employee who was hired after November 6, 1986, who is directly performing work, in the United States, under a contract that is required to include the clause prescribed at 22.1803. An employee is not considered to be directly performing work under a contract if the employee—

(1)	Normally performs support work, such as indirect or overhead functions; and

(2)	Does not perform any substantial duties applicable to the contract.

"Subcontract" means any contract, as defined in 2.101, entered into by a subcontractor to furnish supplies or services for performance of a prime contractor a subcontract. It includes but is not limited to purchase orders, and changes and modifications to purchase orders.

"Subcontractor" means any supplier, distributor, vendor, or firm that furnishes supplies or services to or for a prime Contractor or another subcontractor.

"United States", as defined in 8 U.S.C. 1101(a)(38), means the 50 States, the District of Columbia, Puerto Rico, Guam, and the U.S. Virgin Islands.

(b)	Enrollment and verification requirements.

(1)	If the Contractor is not enrolled as a Federal Contractor in E-Verify at time of contract award, the Contractor shall—

(i)	Enroll. Enroll as a Federal Contractor in the E-Verify program within 30 calendar days of contract award;

(ii)
Verify all new employees. Within 90 calendar days of enrollment in the E-Verify program, begin to use E-Verify to initiate verification of employment eligibility of all new hires of the Contractor, who are working in the United States, whether or not assigned to the contract, within 3 business days after the date of hire (but see paragraph (b)(3) of this section); and

(iii)
Verify employees assigned to the contract. For each employee assigned to the contract, initiate verification within 90 calendar days after date of enrollment or within 30 calendar days of the employee's assignment to the contract, whichever date is later (but see paragraph (b)(4) of this section).

(2)	If the Contractor is enrolled as a Federal Contractor in E-Verify at time of contract award, the Contractor shall use E-Verify to initiate verification of employment eligibility of—

(i)	All new employees.

(A)
Enrolled 90 calendar days or more. The Contractor shall initiate verification of all new hires of the Contractor, who are working in the United States, whether or not assigned to the contract, within 3 business days after the date of hire (but see paragraph (b)(3) of this section); or

(B)
Enrolled less than 90 calendar days. Within 90 calendar days after enrollment as a Federal Contractor in E-Verify, the Contractor shall initiate verification of all new hires of the Contractor, who are working in the United States, whether or not assigned to the contract, within 3 business days after the date of hire (but see paragraph (b)(3) of this section); or

(ii)
Employees assigned to the contract, For each employee assigned to the contract, the Contractor shall initiate verification within 90 calendar days after date of contract award or within 30 days after assignment to the contract, whichever date is later (but see paragraph (b)(4) of this section),

(3)
If the Contractor is an institution of higher education (as defined at 20 U.S.C. 1001(a)); a State or local government or the government of a Federally recognized Indian tribe; or a surety performing under a takeover agreement entered into with a Federal agency pursuant to a performance bond, the Contractor may choose to verify only employees assigned to the contract, whether existing employees or new hires. The Contractor shall follow the applicable verification requirements at (b)(1) or (b)(2) respectively, except that any requirement for verification of new employees applies only to new employees assigned to the contract.

(4)
Option to verify employment eligibility of all employees. The Contractor may elect to verify all existing employees hired after November 6, 1986, rather than just those employees assigned to the contract. The Contractor shall initiate verification for each existing employee working in the United States who was hired after November 6, 1986, within 180 calendar days of—

(i)	Enrollment in the E-Verify program; or

(ii)	Notification to E-Verify Operations of the Contractor's decision to exercise this option, using the contact information provided in the E- Verify program Memorandum of Understanding (MOU).

(5)	The Contractor shall comply, for the period of performance of this contract, with the requirements of the E-Verify program MOU.

(i)
The Department of Homeland Security (DHS) or the Social Security Administration (SSA) may terminate the Contractor's MOU and deny access to the E-Verify system in accordance with the terms of the MOU. In such case, the Contractor will be referred to a suspension or debarment official.

(ii)
During the period between termination of the MOU and a decision by the suspension or debarment official whether to suspend or debar, the Contractor is excused from its obligations under paragraph (b) of this clause. If the suspension or debarment official determines not to suspend or debar the Contractor, then the Contractor must reenroll in E-Verify.

(c)	Web site. Information on registration for and use of the E-Verify program can obtained via the Internet at the Department of Homeland Security Web site: http://www. dhs. gov/E- Verify.

(d)	Individuals previously verified, The Contractor is not required by this clause to perform additional employment verification using E-Verify for any employee—

(1)	Whose employment eligibility was previously verified by the Contractor through the E-Verify program;

(2)
Who has been granted and holds an active U.S. Government security clearance for access to confidential, secret, or top secret information in accordance with the National Industrial Security Program Operating Manual; or

(3)
Who has undergone a completed background investigation and been issued credentials pursuant to Homeland Security Presidential Directive (HSPD)-12, Policy for a Common Identification Standard for Federal Employees and Contractors.

(e)	Subcontracts. The Contractor shall include the requirements of this clause, including this paragraph (e) (appropriately modified for identification of the parties), in each subcontract that—

(1)	Is for—

(i)
Commercial or noncommercial services (except for commercial services that are part of the purchase of a COTS item (or an item that would be a COTS item, but for minor modifications), performed by the COTS provider, and are normally provided for that COTS item); or

(ii)	Construction;

(2)	Has a value of more than $3,000; and

(3)	Includes work performed in the United States.

I.8	52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (DEC 2007)

(a)
The Contractor shall report to the Contracting Officer, promptly and in reasonable written detail, each notice or claim of patent or copyright infringement based on the performance of this contract of which the Contractor has knowledge.

(b)
In the event of any claim or suit against the Government on account of any alleged patent or copyright infringement arising out of the performance of this contract or out of the use of any supplies furnished or work or services performed under this contract, the Contractor shall furnish to the Government, when requested by the Contracting Officer, all evidence and information in Contractor's possession pertaining to claim or suit. Such evidence and information shall be furnished at the  expense of the Government except where the Contractor has agreed to indemnify the Government.

(c)	The Contractor shall include the substance of this clause, including this paragraph (c), in all subcontracts that are expected to exceed the simplified acquisition threshold at FAR 2.101.

I.9	52.243-6 CHANGE ORDER ACCOUNTING (APR 1984)

The Contracting Officer may require change order accounting whenever the estimated cost of a change or series of related changes exceeds $100,000. The Contractor, for each change or series of related changes, shall maintain separate accounts, by job order or other suitable accounting procedure, of all incurred segregable, direct costs (less allocable credits) of work, both changed and not changed, allocable to the change. The Contractor shall maintain such accounts until the parties agree to an equitable adjustment for the changes ordered by the Contracting Officer or the matter is conclusively disposed of in accordance with the Disputes clause,

I.10	970.5223-4 WORKPLACE SUBSTANCE ABUSE PROGRAMS AT DOE SITES (DEC 2000)

(a)
Program Implementation. The Contractor shall, consistent with 10 CFR part 707, Workplace Substance Abuse Programs at DOE Sites, incorporated herein by reference with full force and effect, develop, implement, and maintain a workplace substance abuse program.

(b)
Remedies. In addition to any other remedies available to the Government, the Contractor's failure to comply with the requirements of 10 CFR part 707 or to perform in a manner consistent with its approved program may render the Contractor subject to: the suspension of contract payments, or, where applicable, a reduction in award fee; termination for default; and suspension or debarment.

(c)
Subcontracts. (1) The Contractor agrees to notify the Contracting Officer reasonably in advance of, but not later than 30 days prior to, the award of any subcontract the Contractor believes may be subject to the requirements of 10 CFR part 707.

(2)
The DOE Prime Contractor shall require all subcontracts subject to the provisions of 10 CFR part 707 to agree to develop and Implement a workplace substance abuse program that complies with the requirements of 10 CFR part 707, Workplace Substance Abuse Programs at DOE Sites, as a condition for award of the subcontract. The DOE Prime Contractor shall review and approve each subcontractor's program, and shall periodically monitor each subcontractor's implementation of the program for effectiveness and compliance with 10 CFR part 707.

(3)	The Contractor agrees to include, and require the inclusion of, the requirements of this clause in all subcontracts, at any tier, that are subject to the provisions of 10 CFR part 707.

SECTION J

LIST OF DOCUMENTS, EXHIBTS AND OTHER ATTACHMENTS

J.l	LIST OF ATTACHMENTS

Attachment	Description
A	Reporting Requirements
B	List of Required Compliance Documents
C	Statement of Costs
D	U.S. Department of Labor Service Contract Act Wage
Determination

J.2	CORRESPONDENCE PROCEDURES AND REPORT DISTRIBUTION ADDRESSEE LIST

All correspondence submitted by the Contractor (except for invoices and reports) shall be subject to the following procedures:

(a)
Technical Correspondence. Technical correspondence concerning performance of this task order shall be addressed to the DCOR, with an information copy of the correspondence to the Designated Contract Specialist (DCS) or DCO.

(b)
Patents/Technical Data/ Intellectual Property Correspondence. Correspondence concerning patent and technical data issues shall be addressed to the Assistant Chief Counsel for Intellectual Property, Office of Chief Counsel, USDOE, PO Box 2001, Oak Ridge, TN, 37831-8751, with an informational copy to the DCS or DCO and the DCOR.

(c)
Non-technical Administrative Correspondence. All correspondence, other than technical correspondence, shall be addressed to the DCO or DCS designated in ORO G25, with information copies of the correspondence to the DCOR.

(c)	Subject Line(s). All correspondence shall contain a subject line commencing with the task order number, as illustrated below:

"SUBJECT: Task Order No. (Insert the task order number), (Insert subject topic after task order number, e.g., "Request for subcontract placement consent")."

The mailing address for distribution of A,B,C,D and G is as stated in the chart below.
Distribution E and F are by electronic mail only.

U.S. Department of Energy
Oak Ridge Office
P.O. Box 2001
Oak Ridge, TN 37831

Office Identifier	Addressee

A	Office of Environmental Management, ORNL Projects
Designated Contracting Officer Representative, EM-91
(appointed by separate memo)

B	Office of Environmental Management, ORNL Projects
Alternate Designated Contracting Officer Representative, EM- 91
(appointed by separate memo)

C	Procurement and Contracts Division
Karen Shears, Designated Contracting Officer, AD-423

D	Lisa Carter, Contractor Human Resource Group, AD-44

E	Jenise Mullins SE-32
Safety and Occupational Health Manager
e-mail: mullinsjg@oro.doe.gov

F	Headquarters Energy Finance & Accounting Service Center
e-mail: Wendy.miller@hq.doe.gov

G	Oak Ridge Financial Service Center
email: southardtj@oro.doe.gov

J.3	CONTRACT ADMINISTRATION

The task order will be administered by:

U.S. Department of Energy Oak Ridge Office
Procurement and Contracts Division ATTN: Jim McDaniel
Designated Contract Specialist P.O. Box 2001 Oak Ridge, TN 37831

Written communication shall make reference to the task order number and shall be mailed to the DCS designated via separate correspondence to the above address.

SECTION J

ATTACHMENT A

REPORTING REQUIREMENTS/DELIVERABLES

The following items are project submittals necessary for the implementation and execution of the Statement of Work (SOW). An overall schedule for project submittals shall be proposed by the offerors.

REPORT		FREQUENCY	DISTRIBUTION
	Addressee List	(one copy each)
I.	Vouchers/Invoices (SF 1034) Supporting Statement of Cost and Fee	Monthly	Through VIPERS
II.	Labor/Cost Management and Accrual Report	Monthly	A/B/C/F
III.

Management Plan including Workplace
Substance Program (See 970.5223-4), Quality Control Plan, Confidentiality Certification Agreement (See H.12), Equal Employment Opportunity Report (EEO-1) (See 52.222-26)

		Monthly	A/B/C/D
IV.	Corrective Action Items Status Report	Monthly	A/B/C
V.	Other Reports
	Individual Accident/Illness Report ( DOE F 5484.3)	Monthly	A/B/C/E
	Headcount Data Report by EEO-1	Quarterly	A/B/C/D
	Quarterly Employment Report	15 days after each Quarter	A/B/C/D
	Payroll and Residence Report	Annual by Jan 15	A/B/C/D
	Tabulation of Work-Hours	Quarterly	A/B/C/E
	Diversity Plan Report	Annual	A/B/C/D
	Project Management Plan	To Be Proposed by Contractor (During Pre-Mobilization)	A/B/C
	Risk Management Plan	To Be Proposed by Contractor (During Pre-Mobilization)	A/B/C
	Environmental, Safety and Health Plan	To Be Included in Offeror's Proposal	A/B/C

Quality Assurance Plan	To Be Proposed by Contractor (During Pre-Mob il ization)	A/B/C
Work Control Plan	To Be Proposed by Contractor (During Pre-Mobilization)	A/B/C
Status Reports by WBS	Monthly	A/B/C
Waste Management Plan	To Be Proposed by Contractor (During Pre-Mobilization)	A/B/C
Transportation Plan	To Be Proposed by Contractor (During Pre-Mobilization)	A/B/C
Integrated Safety Management Plan (with System Description)	To Be Proposed by Contractor (During Pre-Mobilization)	A/B/C
Radiation Protection Plan	To Be Proposed by Contractor (During Pre-Mobilization)	A/B/C
Procurement Plan	To Be Proposed by Contractor (During Pre-Mobilization)	A/B/C
Closure Plan	To Be Proposed by Contractor (During Pre-Mobilization	A/B/C
PIDS Report (FAR 45; CFR 109; 947.102-70)	Annual	G
Project Schedule	To Be Proposed by Contractor (During Pre-Mobilization	A/B/C
Interface Agreements	30 Days After Award	A/B/C
Phased Construction Completion Report (PCCR)	To Be Proposed by Contractor (During Pre-Mobilization	A/B/C

VII.	American Recovery and Reinvestment Act of 2009

	Quarterly Staffing Report (summary of jobs "created" or "retained" by the contractor and first tier subcontractors	Quarterly	A/B/C

	Contract Performance Report (Refer to OMB No. 0704-0188 or DD FORM 2734/1, MAR 05) :Format 1 - Work Breakdown Structure, Format 3 - Baseline, and Format 5 - Explanations and Problem Analyses	Monthly	A/B/C

Milestone report from Primavera reflecting status of all milestones being reported with columns for the scope, original planned date, current planned date, and the actual date the milestone was completed
		Monthly	A/B/C

Funds management report by Budgeting & Reporting (B&R) codes that identifies the amount of funds obligated to the contract and the amount of funds obligated to the contractor, and committed and expended by the contractor
		Monthly	A/B/C

SECTION J

ATTACHMENT B

BASELINE LIST OF REQUIRED COMPLIANCE DOCUMENTS
List A

In accordance with Section I, clause 970.5204-2, the Contractor shall comply with the requirements of applicable Federal, State, and local laws and regulations (including DOE regulations), including 10 CFR 830, Nuclear Safety Management; 10 CFR 835, Occupational Radiation Protection; and 10 CFR 851, Worker Safety and Health Program, unless relief has been granted in writing by appropriate regulatory agency.

List B

Compliance with the following is required.

LIST B
Requirement	Description
DOE 0 151.1C	Comprehensive Emergency Management System
DOE N 203.1	Software Quality Assurance
DOE 0 205.1A	Department of Energy Cyber Security Management Program
DOE N 206.1, Attachment 1	Department of Energy Privacy Program
DOE N 206.4	Personal Identity Verification
DOE N 206.5	Response and Notification Procedures for Data Breaches Involving Personally Identifiable Information
DOE O 210.2	DOE Corporate Operating Experience Program
DOE O 221.1 A	Reporting Fraud, Waste, and Abuse to the Office of Inspector General
DOE O 221.2A, Attachment 1	Cooperation with the Office of Inspector General
DOE N 221.15	Reporting Fraud, Waste, and Abuse
DOE 0 225.1A, Attachment 1	Accident Investigations
DOE 0 226.1A	Implementation of Department of Energy Oversight Policy
DOE P 226.1A	Department of Energy Oversight Policy
DOE N 234.1	Reporting of Radioactive Sealed Sources
DOE 0 243.1	Records Management Program
DOE 0 243.2	Vital Records
DOE N 251.73	Extension of DOE N 206.5, Response and Notification Procedures for Data Breaches Involving Personally Identifiable Information
DOE N 251.74	Extension of DOE N 206.4, Personal Identity Verification

DOE 0 252.1, Attachment 1	Technical Standards Program
DOE 0 350.1, Change 1, Att. 1, for Chapters I - IX	Contractor Human Resources Management Programs
DOE 0 413.IB	Internal Control Program
DOE 0 413.3A, Change 1	Program and Project Management for the Acquisition of Capital Assets
DOE 0 414.1C	Quality Assurance
DOE 0 420. IB, Attachment 2
Facility Safety (Chapter II, Fire Protection, and Chapter III, Natural Phenomena applies to all facilities; Chapter II, Nuclear Criticcdity Safety, and Chapter V, System Engineer Program, apply to Nuclear Facilities only)

DOE 0 425.1C	Startup and Restart of Nuclear Facilities (Applies only to Nuclear Facilities)
DOE 0 433.1A, Attachment 1	Maintenance Management Program for DOE Nuclear Facilities (Applies only to Nuclear Facilities)
DOE 0 435.1, Change 1	Radioactive Waste Management
DOE 0 442.1A	Department of Energy Employee Concerns Program
DOE 0 450.1A, Attachment 1	Environmental Protection Program
DOE M 450.4-1	Integrated Safety Manual
DOE-STD-1120-2005	Integration of Environment, Safety, and Health Into Facility Disposition Activities
DOE O 460.IB	Packaging and Transportation Safety
DOE O 460.2A	Departmental Materials Transportation and Packaging Management
DOE O 471.1A	Identification and Protection of Unclassified Controlled Nuclear Information (when required)
DOE 0 471.3	Identifying and Protecting Official Use Only Information
DOE 0 475.2	Identifying Classified Information (when applicable)
DOE 0 534.IB	Accounting
DOE 0 551.1C	Official Foreign Travel
DOE 0 580.1, Change 1	DOE Personal Property Management Program
DOE 0 1450.4	Consensual Listening-in to or Recording Telephone/Radio Conversations
DOE 0 5400.5, Change 2	Radiation Protection of the Public and the Environment
DOE O 5480.19, Change 2	Conduct of Operations Requirements for DOE Facilities
DOE O 5480.20A, Change 1	Personnel Selection, Qualification, and Training Requirements for DOE Nuclear Facilities (Applies only to Nuclear Facilities)
EM-QA-001, Rev. 0	Office of Environmental Management (EM) Quality Assurance Program (QAP)
ANSI/ASHRAE 62	Ventilation

ANSI A10.31	Construction and Demolition - Digger Derricks Safety Requirements (As applicable)
ANSI A92.2	Vehicle-Mounted Elevating and Rotating Aerial Devices
ANSI C2	National Electrical Safety Code
ANSI N323-1978	Radiation Protection Instrumentation Test and Calibration
ANSI Z89.1	Industrial Protection Helmets
ANSI Z117.1	Safety Requirements for Confined Spaces
ANSI Z358.1	Emergency Eyewash and Shower Equipment
NFPA 70E (2009)	Electrical Safety Requirements for Employee Workplaces
NFPA 1	Fire Prevention Code
NFPA 10	Portable Fire Extinguishers
NFPA 13	Standard for the Installation of Sprinkler Systems
NFPA 30	Flammable and Combustible Liquids Code
NFPA 43D	Storage of Pesticides
NFPA 5 IB	Standard for Fire Protection in Use of Cutting and Welding Processes (lA-Fire Watchers)
NFPA 55	Compressed and Liquefied Gases in Portable Cylinders
NFPA 70E (2009)	Electrical Safety Requirements for Employee Workplaces
NFPA 72	National Fire Alarm Code
NFPA 101	Life Safety Code
NFPA 10 IB	Life Safety Code for Means of Egress for Buildings and Structures
NFPA 111	Stored Electrical Energy Emergency and Standby Power Systems
NFPA 241	Safeguarding Construction, Alteration, and Demolition Operations
NFPA 505	Powered Industrial Trucks including Type Designations, Areas of Use, Maintenance and Operation
NQA-1-2004	Quality Assurance Requirements for Nuclear Facility Applications, and addenda through 2007

SECTION J

ATTACHMENT C

STATEMENT OF COSTS

SUPPORTING REPORT OF COST AND FEE

See attached example format (Section L) for the preparation of the Supporting Report of Cost and Fee. This format may be modified to include further cost details as required by DOE. Final required format including further breakdown of costs will be established.

(1)	The Contractor, making due allowances for the Contractor's cost accounting and project management systems, shall complete the Supporting Report(s) of Cost and Fee.

(2)	The Contractor shall complete the Report(s) of Cost and Fee for each assignment supporting the total invoiced cost.

(3)	Costs claimed must be only those recorded costs authorized for billing by the provisions of the contract and supported by the Contractor's cost accounting system.

(4)	A separate line item should be identified for claimed overtime cost by each assignment.

(5)	The funds expended for the current billing period as well as for the cumulative contract period will be shown.

(6)	The certification statement, signed by a responsible official of the Contractor, will be placed at the bottom of the report(s) of cost and fee and appear as follows:

CERTIFICATION: I certify that this invoice is correct, was prepared in accordance with the terms of the contract and is supported by the Contractor's cost accounting system. The costs included herein have been incurred; represent payments made by the contractor except as otherwise authorized in the payments provisions of the contract; and properly reflect the level of effort required by DOE,

Signature/Title

Name of Preparer/Telephone Number

Company Name/Address

(7)	Additional supporting data for claimed costs shall be provided in such form and reasonable detail as an authorized representative of the Contracting Officer may require.

SECTION J

ATTACHMENT D

U.S. Department of Labor Service Contract Act Wage Determination

REGISTER OF WAGE	U.S. DEPARTMENT OF LABOR
DETERMINATIONS UNDER	EMPLOYMENT STANDARDS
THE SERVICE CONTRACT ACT	ADMINISTRATION
By direction of the Secretary of Labor	WAGE AND HOUR DIVISION
WASHINGTON D.C. 20210

Wage Determination No.: 2005-2493
Shirley F. Ebbesen, Director	Revision No.: 10
Division of Wage Determinations	Date of Revision: 05/26/2009

State:	Tennessee

Area:	Tennessee Counties of Anderson, Blount, Campbell, Claiborne, Cumberland, Fentress,Grainger, Hamblen, Jefferson, Knox, Loudon, Monroe, Morgan, Pickett, Roane, Scott, Sevier, Union

**Fringe Benefits Required Follow the Occupational Listing**

OCCUPATION CODE - TITLE	RATE

01000 - Administrative Support and Clerical Occupations

01011 - Accounting Clerk I	12.00

01012 - Accounting Clerk II	13.35

01013 - Accounting Clerk III	14.93

01020 - Administrative Assistant	18.28

01040 - Court Reporter	14.96

01051 - Data Entry Operator I	10.83

01052 - Data Entry Operator II	13.19

01060 - Dispatcher, Motor Vehicle	16.25

01070 - Document Preparation Clerk	12.37

01090 - Duplicating Machine Operator	12.37

01111 - General Clerk I	9.96

01112 - General Clerk II	11.85

01113 - General Clerk	13.29

01120 - Housing Referral Assistant	16.57

01141 - Messenger Courier	10.49

01191 - Order Clerk I	10.73

01192 - Order Clerk II	13.65

01261 - Personnel Assistant (Employment) I	12.58

01262 - Personnel Assistant (Employment) II	14.92

01263 - Personnel Assistant (Employment) III	16.64

01270 - Production Control Clerk	16.30

01280 - Receptionist	11.72

'01290 - Rental Clerk	13.05

01300 - Scheduler, Maintenance	13.48

01311 - Secretary I	13.48

01312 - Secretary II	14.96

01313 - Secretary III	16.57

01320 - Service Order Dispatcher	16.06

01410 - Supply Technician	18.28

01420 - Survey Worker	16.50

01531 - Travel Clerk I	11.78

01532 - Travel Clerk II	12.56

01533 - Travel Clerk III	13.50

01611 - Word Processor I	12.27

01612 - Word Processor II	13.62

01613 - Word Processor III	15.39

05000 - Automotive Service Occupations

05005 - Automobile Body Repairer, Fiberglass	18.68

05010 - Automotive Electrician	16.03

05040 - Automotive Glass Installer	15.26

05070 - Automotive Worker	15.26

05110 - Mobile Equipment Servicer	13.68

05130 - Motor Equipment Metal Mechanic	16.78

05160 - Motor Equipment Metal Worker	15.26

05190 - Motor Vehicle Mechanic	16.55

05220 - Motor Vehicle Mechanic Helper	13.06

05250 - Motor Vehicle Upholstery Worker	14.47

05280 - Motor Vehicle Wrecker	15.26

05310 - Painter, Automotive	18.18

05340 - Radiator Repair Specialist	15.26

05370 - Tire Repairer	11.03

05400 - Transmission Repair Specialist	16.55

07000 - Food Preparation and Service Occupations

07010 - Baker	10.96

07041- Cook I	9.91

07042 - Cook II	11.05

07070 - Dishwasher	8.36

07130- Food Service Worker	9.18

07210 -Meat Cutter	12.42

07260 - Waiter/Waitress	7.79

09000 - Furniture Maintenance and Repair Occupations

09010 - Electrostatic Spray Painter	15.48

09040 - Furniture Handler	10.90

09080 - Furniture Refmisher	15.48

09090 - Furniture Refmisher Helper	12.42

09110 - Furniture Repairer, Minor	13.93

09130 - Upholsterer	15.48

11000 - General Services and Support Occupations

11030 - Cleaner, Vehicles	8.43

11060 - Elevator Operator	9.54

11090 - Gardener	13.05

11122 - Housekeeping Aide	9.54

11150 - Janitor	10.48

11210 - Laborer, Grounds Maintenance	10.75

11240 - Maid or Houseman	8.32

11260 - Pruner	10.69

11270 - Tractor Operator	13.81

11330 - Trail Maintenance Worker	10.75

11360 - Window Cleaner	10.94

12000 - Health Occupations

12010 - Ambulance Driver	14.54

12011 - Breath Alcohol Technician	14.98

12012 - Certified Occupational Therapist Assistant	20.28

12015 - Certified Physical Therapist Assistant	19.04

12020 - Dental Assistant	13.78

12025 - Dental Hygienist	27.65

12030 - EKG Technician	16.42

12035 - Electroneurodiagnostic Technologist	16.42

12040 - Emergency Medical Technician	14.54

12071 - Licensed Practical Nurse I	13.37

12072 - Licensed Practical Nurse II	14.98

12073 - Licensed Practical Nurse III	16.78

12100 - Medical Assistant	12.04

12130 - Medical Laboratory Technician	13.20

12160 - Medical Record Clerk	10.65

12190 - Medical Record Technician	13.54

12195 - Medical Transcriptionist	13.34

12210 - Nuclear Medicine Technologist	20.70

12221 - Nursing Assistant I	8.67

12222- Nursing Assistant II	9.63

12223- Nursing Assistant III	10.61

12224 - Nursing Assistant IV	11.92

12235 - Optical Dispenser	14.65

12236 - Optical Technician	13.21

12250 - Pharmacy Technician	16.23

12280 - Phlebotomist	11.92

12305 - Radiologic Technologist	20.22

12311 - Registered Nurse I	19.16

12312 - Registered Nurse II	23.46

12313 - Registered Nurse II, Specialist	23.46

12314- Registered Nurse III	26.04

12315- Registered Nurse III, Anesthetist	26.04

12316- Registered Nurse IV	30.91

12317 - Scheduler (Drug and Alcohol Testing)	18.51

13000 - Information and Arts Occupations

13011 - Exhibits Specialist I	17.10

13012 - Exhibits Specialist II	21.18

13013 - Exhibits Specialist III	25.90

13041 - Illustrator I	16.64

13042 - Illustrator II	21.18

13043 - Illustrator III	25.90

13047 - Librarian	23.03

13050 - Library Aide/Clerk	11.41

13054 - Library Information Technology Systems Administrator	20.21

13058 - Library Technician	13.05

13061 - Media Specialist I	11.67

13062 - Media Specialist II	13.05

13063 - Media Specialist III	14.55

13071 - Photographer I	13.13

13072 - Photographer II	15.73

13073 - Photographer III	19.86

13074 - Photographer IV	25.55

13075 - Photographer V	30.07

13110 - Video Teleconference Technician	13.87

14000 - Information Technology Occupations

14041 - Computer Operator I	14.94

14042 - Computer Operator II	16.70

14043 - Computer Operator III	18.79

14044 - Computer Operator IV	21.00

14045 - Computer Operator V	23.12

14071 - Computer Programmer I, (see 1)	20.49

14072 - Computer Programmer II, (see 1)	25.40

14073 - Computer Programmer III, (see 1)	27.62

14074 - Computer Programmer I, (see 1)	27.62

14101 - Computer Systems Analyst I, (see 1)	27.15

14102 - Computer Systems Analyst II, (see 1)	27.62

14103 - Computer Systems Analyst III, (see 1)	27.62

14150 - Peripheral Equipment Operator	14.86

14160 - Personal Computer Support Technician	21.00

15000 - Instructional Occupations

15010 - Aircrew Training Devices Instructor (Non-Rated)	25.93

15020 - Aircrew Training Devices Instructor (Rated)	31.39

15030 - Air Crew Training Devices Instructor (Pilot)	34.52

15050 - Computer Based Training Specialist / Instructor	27.15

15060 - Educational Technologist	24.90

15070 - Flight Instructor (Pilot)	34.52

15080 - Graphic Artist	17.05

15090 - Technical Instructor	19.44

15095 - Technical Instructor/Course Developer	23.78

15110 - Test Proctor	15.69

15120 - Tutor	15.69

16000 - Laundry, Dry-Cleaning, Pressing And Related Occupations

16010 - Assembler	8.48

16030 - Counter Attendant	8.48

16040 - Dry Cleaner	10.95

16070 - Finisher, Flatwork, Machine	8.48

16090 - Presser, Hand	8.48

16110 - Presser, Machine, Drycleaning	8.48

16130 - Presser, Machine, Shirts	8.48

16160 - Presser, Machine, Wearing Apparel, Laundry	8.48

16190 - Sewing Machine Operator	11.71

16220 - Tailor	12.47

16250 - Washer, Machine	9.38

19000 - Machine Tool Operation and Repair Occupations

19010 - Machine-Tool Operator (Tool Room)	18.19

19040 - Tool and Die Maker	21.73

21000- Materials Handling And Packing Occupations

21020-Forklift Operator	12.69

21030 - Material Coordinator	16.30

21040 - Material Expediter	16.30

21050 ~ Material Handling Laborer	11.47

21071 - Order Filler	10.28

21080 - Production Line Worker (Food Processing)	12.69

21110 - Shipping Packer	12.47

21130 - Shipping/Receiving Clerk	12.47

21140-Store Worker I	10.91

21150 - Stock Clerk	14.75

21210 - Tools and Parts Attendant	12.69

21410 - Warehouse Specialist	12.69

23000 - Mechanics and Maintenance and Repair Occupations

23010 - Aerospace Structural Welder	21.76

23021 - Aircraft Mechanic I	20.73

23022 - Aircraft Mechanic II	21.76

23023 - Aircraft Mechanic III	22.84

23040 - Aircraft Mechanic Helper	15.54

23050 - Aircraft, Painter	19.79

23060 - Aircraft Servicer	17.43

23080 - Aircraft Worker	18.43

23110 - Appliance Mechanic	17.46

23120 - Bicycle Repairer	12.77

23125 - Cable Splicer	21.06

23130 - Carpenter, Maintenance	15.48

23140 - Carpet Layer	16.60

23160 - Electrician, Maintenance	20.79

23181 - Electronics Technician Maintenance I	19.33

23182 - Electronics Technician Maintenance II	20.32

23183 - Electronics Technician Maintenance III	21.27

23260 - Fabric Worker	15,62

23290 - Fire Alarm System Mechanic	17.63

23310 - Fire Extinguisher Repairer	14.75

23311 - Fuel Distribution System Mechanic	21.26

23312 - Fuel Distribution System Operator	17.14

23370 - General Maintenance Worker	15.31

23380 - Ground Support Equipment Mechanic	20.73

23381 - Ground Support Equipment Servicer	17.43

23382 - Ground Support Equipment Worker	18.43

23391 - Gunsmith I	14.75

23392- Gunsmith II	16.60

23393- Gunsmith III	18.29

23410 - Heating, Ventilation and Air-Conditioning Mechanic	16.22

23411 - Heating, Ventilation and Air Conditioning Mechanic (Research Facility)	16.97

23430 - Heavy Equipment Mechanic	16.35

23440 - Heavy Equipment Operator	14.97

23460 - Instrument Mechanic	22.57

23465 - Laboratory/Shelter Mechanic	17.46

23470 - Laborer	12.10

23510 - Locksmith	17.03

23530 - Machinery Maintenance Mechanic	19.19

23550 - Machinist, Maintenance	19.55

23580 - Maintenance Trades Helper	12.42

23591 - Metrology Technician I	22.57

23592 - Metrology Technician II	23.62

23593 - Metrology Technician III	24.64

23640 - Millwright	18.14

23710 - Office Appliance Repairer	17.03

23760 - Painter, Maintenance	17.03

23790 - Pipefitter, Maintenance	18.64

23810 - Plumber, Maintenance	17.78

23820 - Pneudraulic Systems Mechanic	18.29

23850 - Rigger	18.29

23870 - Scale Mechanic	16.60

23890 - Sheet-Metal Worker, Maintenance	17.52

23910 - Small Engine Mechanic	16.18

23931 - Telecommunications Mechanic I	21.41

23932 - Telecommunications Mechanic II	22.38

23950 - Telephone Lineman	18.19

23960 - Welder, Combination, Maintenance	17.74

23965 - Well Driller	16.22

23970 - Woodcraft Worker	18.29

23980 - Woodworker	14.31

24000 - Personal Needs Occupations

24570 - Child Care Attendant	8.74

24580 - Child Care Center Clerk	10.88

24610 - Chore Aide	9.45

24620 - Family Readiness and Support Services Coordinator	11.27

24630 - Homemaker	13.52

25000 - Plant and System Operations Occupations

25010 - Boiler Tender	23.32

25040 - Sewage Plant Operator	17.77

25070 - Stationary Engineer	23.32

25190 - Ventilation Equipment Tender	16.78

25210 - Water Treatment Plant Operator	19.10

27000 - Protective Service Occupations

27004 - Alarm Monitor	12.36

27007 - Baggage Inspector	9.14

27008 - Corrections Officer	14.96

27010 - Court Security Officer	15.81

27030 - Detection Dog Handler	11.51

27040 - Detention Officer	14.96

27070 - Firefighter	14.62

27101 - Guard I	9.14

27102 - Guard II	11.51

27131 - Police Officer I	17.01

27132 - Police Officer II	18.55

28000 - Recreation Occupations

28041 - Carnival Equipment Operator	10.86

28042 - Carnival Equipment Repairer	11.58

28043 - Carnival Equipment Worker	8.63

28210 - Gate Attendant/Gate Tender	12.73

28310 - Lifeguard	10.82

28350 - Park Attendant (Aide)	14.24

28510 - Recreation Aide/Health Facility Attendant	10.09

28515 - Recreation Specialist	13.70

28630 - Sports Official	11.34

28690 - Swimming Pool Operator	16.20

29000 -Stevedoring/Longshoremen Occupational Services

29010 - Blocker and Bracer	15.01

29020 - Hatch Tender	15.01

29030 - Line Handler	15.01

29041 - Stevedore I	14.37

29042 - Stevedore II	15.93

30000 - Technical Occupations

30010 - Air Traffic Control Specialist, Center (HFO), (see 2)	33.96

30011 - Air Traffic Control Specialist, Station (HFO), (see 2)	23.42

30012 - Air Traffic Control Specialist, Terminal (HFO), (see 2)	25.79

30021 - Archeo logical Technician 1	15.60

30022 - Archeological Technician II	17.39

30023 - Archeological Technician III	21.62

30030 - Cartographic Technician	23.50

30040 - Civil Engineering Technician	20.21

30061 - Drafter/CAD Operator I	14.24

30062 - Drafter/CAD Operator II	15.98

30063 - Drafter/CAD Operator III	21.02

30064 - Drafter/CAD Operator IV	26.04

30081 - Engineering Technician I	15.84

30082 - Engineering Technician II	17.79

30083 - Engineering Technician III	20.11

30084 - Engineering Technician IV	24.92

30085 - Engineering Technician V	30.15

30086 - Engineering Technician VI	36.50

30090 - Environmental Technician	23.98

30210 - Laboratory Technician	17.40

30240 - Mathematical Technician	19.60

3 03 61 - Paralegal/Legal Assistant I	16.72

30362 - Paralegal/Legal Assistant II	18.60

30363 - Paralegal/Legal Assistant III	22.70

30364 - Paralegal/Legal Assistant IV	27.52

30390 - Photo-Optics Technician	20.74

30461 - Technical Writer I	17.98

30462 - Technical Writer II	21.99

30463 - Technical Writer III	26.61

30491 - Unexploded Ordnance (UXO) Technician I	21.58

30492 - Unexploded Ordnance (UXO) Technician II	26.11

30493 - Unexploded Ordnance (UXO) Technician III	31.30

30494 - Unexploded (UXO) Safety Escort 21.58

30495 - Unexploded (UXO) Sweep Personnel	21.58

30620 - Weather Observer, Combined Upper Air or, (see 2) Surface Programs	18.04

30621 - Weather Observer, Senior, (see 2)	20.04

31000 - Transportation/Mobile Equipment Operation Occupations

31020 - Bus Aide	8.84

31030 - Bus Driver	12.73

31043 - Driver Courier	13.32

31260 - Parking and Lot Attendant	8.51

31290 - Shuttle Bus Driver	14.21

31310 - TaxiDriver	11.14

31361 - Truck driver, Light	14.21

31362 - Truck driver, Medium	15.01

31363 - Truck driver, Heavy	16.24

31364 - Truck driver, Tractor-Trailer	16.24

99000 - Miscellaneous Occupations

99030 – Cashier	9.39

99050 - Desk Clerk	10.96

99095 - Embalmer	24.84

99251 - Laboratory Animal Caretaker I	11.14

99252 - Laboratory Animal Caretaker II	13.06

99310 - Mortician	25.37

99410 - Pest Controller	14.48

99510 - Photo finishing Worker	11.04

99710 - Recycling Laborer	14.64

99711 - Recycling Specialist	17.31

99730 - Refuse Collector	13.25

99810 -Sales Clerk	10.77

99820 - School Crossing Guard	10.79

99830 - Survey Party Chief	16.66

99831 - Surveying Aide	11.04

99832 - Surveying Technician	15.15

99840 - Vending Machine Attendant	12.29

99841 - Vending Machine Repairer	14.59

99842 - Vending Machine Repairer Helper	12.29

ALL OCCUPATIONS LISTED ABOVE RECEIVE THE FOLLOWING BENEFITS:

HEALTH & WELFARE: $3.35 per hour or $134.00 per week or $580.66 per month

VACATION:

2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 5 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

HOLIDAYS:

A minimum of ten paid holidays per year, New Year's Day, Martin Luther King Jr's Birthday, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4174)

THE OCCUPATIONS WHICH HAVE NUMBERED FOOTNOTES IN PARENTHESES RECEIVE THE FOLLOWING:

(1)	COMPUTER EMPLOYEES:

Under the SCA at section 8(b), this wage determination does not apply to any employee who individually qualifies as a bona fide executive, administrative, or professional employee as defined in 29 C.F.R. Part 541. Because most Computer System Analysts and Computer Programmers who are compensated at a rate not less than $27.63 (or on a salary or fee basis at a rate not less than $455 per week) an hour would likely qualify as exempt computer professionals, (29 C.F.R. 541.400) wage rates may not be listed on this wage determination for all occupations within those job families. In addition, because this wage determination may not list a wage rate for some or all occupations within those job families if the survey data indicates that the prevailing wage rate for the occupation equals or exceeds $27.63 per hour conformances may be necessary for certain nonexempt employees. For example, if an individual employee is nonexempt but nevertheless performs duties within the scope of one of the Computer Systems Analyst or Computer Programmer occupations for which this wage determination does not specify an SCA wage rate, then the wage rate for that employee must be conformed in accordance with the conformance procedures described in the conformance note included on this wage determination. Additionally, because job titles vary widely and change quickly in the computer industry, job titles are not determinative of the application of the computer professional exemption. Therefore, the exemption applies only to computer employees who satisfy the compensation requirements and whose primary duty consists of:

(1)	The application of systems analysis techniques and procedures, including consulting with users, to determine hardware, software or system functional specifications;

(2)	The design, development, documentation, analysis, creation, testing or modification of computer systems or programs, including prototypes, based on and related to user or system design specifications;

(3)	The design, documentation, testing, creation or modification of computer programs related to machine operating systems; or

(4)	A combination of the aforementioned duties, the performance of which requires thesame level of skills. (29 C.F.R. 541.400).

(2)	AIR TRAFFIC CONTROLLERS AND WEATHER OBSERVERS - NIGHT PAY & SUNDAY PAY:

If you work at night as part of a regular tour of duty, you will earn a night differential and receive an additional 10% of basic pay for any hours worked between 6pm and 6am. If you are a full-time employed (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

HAZARDOUS PAY DIFFERENTIAL:

An 8 percent d ifferential is applicable to employees employed in a position that represents a high degree of hazard when working with or in close proximity to ordance, explosives, and incendiary materials. This includes work such as screening, blending, dying, mixing, and pressing of sensitive ordinance, explosives, and pyrotechnic compositions such as lead azide, black powder and photoflash powder. All dry-house activities involving propellants or explosives. Demilitarization, modification, renovation, demolition, and maintenance operations on sensitive ordance, explosives and incendiary materials. All operations involv ing regrading and cleaning of artillery ranges. A 4 percent d ifferential is applicable to employees employed in a position that represents a low degree of hazard when working with, or in close proximity to ordance, (or employees possibly adjacent to) explosives and incendiary materials which involves potential injury such as laceration of hands, face, or arms of the employee engaged in the operation, irritation of the skin, minor burns and the like; minimal damage to immediate or adjacent work area or equipment being used. All operations involving, unloading, storage, and hauling of ordance, explosive, and. incendiary ordnance material other than small arms ammunition. These differentials are only applicable to work that has been specifically designated by the agency for ordance, explosives, and incendiary material differential pay.

** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $3.35 per week (or $.67 cents per day). However, in those instances where the uniforms furnished are made of "wash and wear" materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

The duties of employees under job titles listed are those described in the "Service Contract Act Directory of Occupations", Fifth Edition, April 2006, unless otherwise indicated. Copies of the Directory are available on the Internet. A links to the Directory may be found on the WHD home page at ttp://www.dol.gov/esa/whd/ or through the Wage Determinations On- Line (WDOE) Web site at http://wdol.gov/.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form 1444 (SF 1444)}

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6 (C)(vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed. The process for preparing a conformance request is as follows:

(1)	When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s),

(2)
After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the  employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

(3)
The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency's recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

(4)
Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

(5)	The contracting officer transmits the Wage and Hour decision to the contractor.

(6)	The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the "Service Contract Act Directory of Occupations" (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	2
2. AMENDMENT/MODIFICATION NO. 001	3. EFFECTIVE DATE 07/13/2010	4. REQUISITION/PURCHASE REQ. NO. 10EM002761	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	00518	7. ADMINISTERED BY (If other than Item 6)	CODE	00518
Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831			Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831
8. NAME AND ADDERSS OF CONTRACTOR (No., street, county, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITAION NO.

SAFETY AND ECOLOGY CORPORATION
Attn: MARK DUFF			9B. DATED (SEE ITEM 11)
2800 SOLWAY ROAD
KNOXVILLE TN 379313015		X	10A. MODIFICATION OF CONTRACT/ORDER NO.
DE-AM09-05SR22413
DE-DT0001335
10B. DATED (SEE ITEM 13)

CODE 825678758	FACILITY CODE		03/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers                            ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitaion or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning  ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;or (c) By seperate letter or telegram which includes a reference to the solicitation and amendment numbers.FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) 1111361	Net Increase :	$18,579,923.00
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A
P.L. 95-91, B.6 Obligations of Funds, FAR 52.232-22 Limitation of Funds

X

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitaion/contract subject matter where feasible.)
Tax ID Number:    62-1495562
DUNS Number:  825678758
TAS: : 89  0335 : : TAS Recovery Act ORNL Hot Cells Project from Solicitation DE-SOL-0001283
OTLIN 2026.1 (2026 Complex, remove legacy material) $8,046,031.00.

OTLIN 2026.2 (Prep Complex 2026 for D&D) &6,664,291.00.

OTLIN 2026.3 (D&D Complex 2026) $3,869,601.00

Total Amount for this Modification: $18,579,923.00
Continued ...
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears
15B. CONTRACT/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA Signature on File	16C. DATE SIGNED 07/13/2010
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	DE-AM09-05SR22413/DE-DT0001335/001	2	2
NAME OF OFFEROR OR CONTRACTOR
SAFETY AND ECOLOGY CORPORATION
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Obligated Amount for this Modification:
$18,579,923.00
New Total Obligated Amount for this Award:
$35,204,733.35
Fund: 05949 Appr Year: 2009 Allottee: 30 Report
Entity: 471999 Object Class: 25200 Program: 1111361 Project: 2002230 WFO: 0000000 Local Use: 0473208 TAS Agency: 89 TAS Account:
0335 FOB: Destination
Period of Performance: 03/30/2010 to 08/26/2011

	Add Item 00003 as follows:

00003	TAS::89 0335::TAS Option to be exercised at a later date: 2026.1 Legacy material removal from building 2026				8, 046,031.00

	Add Item 00004 as follows:

00004	TAS::89 0355::TAS Option to be exercised at a later date: 2026.2 Demolition Preparation of Building 2026 -				6,664,291.00

	Add Item 00005 as follows:

00005	TAS::89 0335::TAS Option to be exercised at a later date: 2026.3 D&D of Building 2026-				3,869,601.00
NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	3
2. AMENDMENT/MODIFICATION NO. 002	3. EFFECTIVE DATE See Bolck 16c	4. REQUISITION/PURCHASE REQ. NO. See Schedule	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	00518	7. ADMINISTERED BY (If other than Item 6)	CODE	00518
Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831			Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831
8. NAME AND ADDERSS OF CONTRACTOR (No., street, county, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITAION NO.

SAFETY AND ECOLOGY CORPORATION
Attn: MARK DUFF			9B. DATED (SEE ITEM 11)
2800 SOLWAY ROAD
KNOXVILLE TN 379313015		X	10A. MODIFICATION OF CONTRACT/ORDER NO.
DE-AM09-05SR22413
DE-DT0001335
10B. DATED (SEE ITEM 13)

CODE 825678758	FACILITY CODE		03/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning  ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;or (c) By seperate letter or telegram which includes a reference to the solicitation and amendment numbers.FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitaion and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule	Net Increase :	$9,838,000.00
13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A
P.L. 95-91, B.6 Obligations of Funds, FAR 52.232-22 Limitation of Funds

X

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitaion/contract subject matter where feasible.)
Tax ID Number:    62-1495562
DUNS Number:  825678758
TAS: : 89  0253 : : TAS Recovery Act ORNL Hot Cells Project from Solicitaion DE-SOL-0001283
The purpose of the modification is to obligate funds for the following OTLINS:

3038.1 D&D of Building 3038:   $1,226,200.00

3517.1 Legacy Material Removal from Building 3517:   $8,611,800.00

LIST OF CHANGES:
Continued ...
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears
15B. CONTRACT/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA Signature on File	16C. DATE SIGNED 07/29/2010
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	DE-AM09-05SR22413/DE-DT0001335/002	2	3
NAME OF OFFEROR OR CONTRACTOR
SAFETY AND ECOLOGY CORPORATION
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Total Amount for this Modification: $9,838,000.00
New Total Amount for this Version: $9,838,000.00
New Total Amount for this Award: $45,042,733.36
Obligated Amount for this Modification:
$9,838,000.00
New Total Obligated Amount for this Award:
$45,042,733.35
FOB: Destination
Period of Performance: 03/30/2010 to 08/26/2011

	Add Item 00006 as follows:

00006	Option to be exercised at a later date: 3038.1 D&D of the 3038 Building Includes Bid price plus DOE risk Requisition No: 10EM002776				1,226,200.00

	Accounting Info:

1111376 Fund: 06049 Appr Year: 2009 Allottee: 30
Report Entity: 471999 Object Class: 25200
Program: 1111376 Project: 2002101 WFO: 0000000
Local Use: 0473209 TAS Agency: 89 TAS Account:
0253
Funded: $1,22 6,200.00

	Add Item 00007 as follows:

	Add additional funding for base scope and add funding for options to be exercised at a later date to task with Safety & Ecology Corporation. Specialist Jim McDaniel. This task is for ARRA funded project 3517.1 Legacy Material Removal from Bldg. 3517 and prep for demo.

00007	TAS::89 02 53::TAS Recovery Act Task Order DT0001335 Contract DE-AM0905SR22413				8,611,800.00

	Add additional funding for base scope and add funding for options to be exercised at a later date to task with Safety & Ecology Corporation. Specialist Jim McDaniel. This task is for ARRA funded project 3517.1 Legacy Material Removal from Bldg. 3517 and prep for demo. Requisition No: 10EM002851

	Accounting Info:
	Fund: 06049 Appr Year: 2009 Allottee: 30 Report Entity: 471999 Object Class: 25200 Program: Continued ...
NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	DE-AM09-05SR22413/DE-DT0001335/002	3	3
NAME OF OFFEROR OR CONTRACTOR
SAFETY AND ECOLOGY CORPORATION
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
1111376 Project: 2002101 WFO: 0000000 Local Use: 0473210 TAS Agency: 89 TAS Account: 0253 Funded: $8,611,800.00
NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	1
2. AMENDMENT/MODIFICATION NO. 002	3. EFFECTIVE DATE 7/13/2010	4. REQUISITION/PURCHASE REQ. NO. 10EM002776	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE
U.S. Department of Energy, Oak Ridge P.O. Box 2001 Oak Ridge TN 37831-8758		U.S. Department of Energy, Oak Ridge Office P.O. Box 2001 Oak Ridge TN 37831-8758
8. NAME AND ADDERSS OF CONTRACTOR (No., street, county, State and ZIP Code)		(☒)	9A. AMENDMENT OF SOLICITATION NO.

Safety And Ecology Corporation
Attn: Mark Duff		☐	9B. DATED (SEE ITEM 11)
2800 Solway Road
Knoxville TN 37931			10A. MODIFICATION OF CONTRACT/ORDER NO.
DE-AM09-05SR22412
		☒	DE-DT0001335
10B. DATED (SEE ITEM 13)
CODE 825678758	FACILITY CODE		03/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning  ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;or (c) By seperate letter or telegram which includes a reference to the solicitation and amendment numbers.FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitaion and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
Fund	Year	Alottee	Reporting Entity	SGL	Object Class	Program Number	Project Number	WFO	Local Use	Amount Obligated
06049	2009	30	471999		25200	1111376	2002101	0000000	0473209	$ 1,226,200.00
06049	2009	30	471999		25200	1111376	2002101		0473210	$ 8,611,800.00
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) P.L. 95-91, B.6 Obligation of Funds, FAR 52.232-22 Limitation of Funds
☒
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☐	D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:    62-1495562
DUNS Number:  825678758
TAS: : 89  0253 : : TAS Recovery Act ORNL Hot Cells Project from Solicitaion DE-SOL-0001283
The purpose of the modification is to obligate funding for the following OTLINS:

OTLIN 3038.1 (D&D Bldg 3038) $1,226,200.00
OTLIN 3517.1 (Remove Legacy Material Bldg 3517) $8,611,800.00

Total Amount for this modification is $ 9,838,000.00. Total Obligated Amount for this Award $ 45,042,733.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears, Contracting Officer
15B. CONTRACT/OFFEROR BY	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY /s/ Karen S. Shears	16C. DATE SIGNED 07/13/2010
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	1
2. AMENDMENT/MODIFICATION NO. 003	3. EFFECTIVE DATE See Bolck 16c	4. REQUISITION/PURCHASE REQ. NO. 10EM03938	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	00518	7. ADMINISTERED BY (If other than Item 6)	CODE	00518
Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831			Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831
8. NAME AND ADDERSS OF CONTRACTOR (No., street, county, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITAION NO.

SAFETY AND ECOLOGY CORPORATION
Attn: MARK DUFF			9B. DATED (SEE ITEM 11)
2800 SOLWAY ROAD
KNOXVILLE TN 379313015
		X	10A. MODIFICATION OF CONTRACT/ORDER NO.
DE-AM09-05SR22413

DE-DT0001335
10B. DATED (SEE ITEM 13)

CODE 825678758	FACILITY CODE		03/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers      ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitaion or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning  ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;or (c) By seperate letter or telegram which includes a reference to the solicitation and amendment numbers.FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitaion and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 52.217-7 Option for Increased Quantity--Seperately Priced Line Item
E. IMPORTANT: Contractor o is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitaion/contract subject matter where feasible.)
TAS: : 89  0253 : : TAS Recovery Act ORNL Hot Cells Project from Solicitaion DE-SOL-0001283
The purpose of the modification is to exercise Optional Task Order Line Items (OTLINS) 2026.1, 2026.3.

The contractor is authorized to expend  funds up to a combined cost ceiling of $5,573,976.90 for these OTLINS.

Total Amount for this Modification: $0.00
FOB: Destination
Period of Performance : 03/30/210 to 08/26/2011

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Christopher P. Leichtweis, CEO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears
15B. CONTRACT/OFFEROR /s/ Christopher P. Leichtweis	15C. DATE SIGNED 09/28/2010	16B. UNITED STATES OF AMERICA /s/ Karen S. Shears	16C. DATE SIGNED 09/09/2010
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	1
2. AMENDMENT/MODIFICATION NO. 004	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO. 10EM03934	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	00518	7. ADMINISTERED BY (If other than Item 6)	CODE	00518
Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831			Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831
8. NAME AND ADDERSS OF CONTRACTOR (No., street, country, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITAION NO.

SAFETY AND ECOLOGY CORPORATION
Attn: MARK DUFF			9B. DATED (SEE ITEM 11)
2800 SOLWAY ROAD
KNOXVILLE TN 379313015
		X	10A. MODIFICATION OF CONTRACT/ORDER NO.
DE-AM09-05SR22413

DE-DT0001335
10B. DATED (SEE ITEM 13)

CODE 825678758	FACILITY CODE		03/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers      ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning  ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;or (c) By seperate letter or telegram which includes a reference to the solicitation and amendment numbers.FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitaion and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 52.217-7 Option for Increased Quantity--Seperately Priced Line Item
E. IMPORTANT: Contractor ☐is not, ☒is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitaion/contract subject matter where feasible.)
TAS: : 89  0253 : : TAS Recovery Act ORNL Hot Cells Project from Solicitation DE-SOL-0001283
The purpose of the modification is to exercise Optional Task Order Line Items (OTLINS) 3038.1, and 3517.

The contractor is authorized to expend  funds up to a cost ceiling of $367,860.00 for 3038.1 and $20,000.00 for 3517.

Total Amount for this Modification: $0.00
FOB: Destination
Period of Performance : 03/30/210 to 08/26/2011

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Christopher P. Leichtweis, CEO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears
15B. CONTRACT/OFFEROR /s/ Christopher P. Leichtweis	15C. DATE SIGNED 09/28/2010	16B. UNITED STATES OF AMERICA /s/ Karen S. Shears	16C. DATE SIGNED 09/29/2010
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	1
2. AMENDMENT/MODIFICATION NO. 005	3. EFFECTIVE DATE See Bolck 16c	4. REQUISITION/PURCHASE REQ. NO. 11EM000038	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	00518	7. ADMINISTERED BY (If other than Item 6)	CODE	00518
Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831			Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831
8. NAME AND ADDERSS OF CONTRACTOR (No., street, county, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITAION NO.

SEC FEDERAL SERVICES CORPORATION
Attn: MARK DUFF			9B. DATED (SEE ITEM 11)
2800 SOLWAY ROAD
KNOXVILLE TN 379313015
		X	10A. MODIFICATION OF CONTRACT/ORDER NO.
DE-AM09-05SR22413

DE-DT0001335
10B. DATED (SEE ITEM 13)

CODE 142762843	FACILITY CODE		03/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers      ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning  ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;or (c) By seperate letter or telegram which includes a reference to the solicitation and amendment numbers.FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

X
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒is not, ☐is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitaion/contract subject matter where feasible.)
TAS: : 89  0253 : : TAS Recovery Act ORNL Hot Cells Project
-
The purpose of the modification is to correct an administrative error in the DUNS number of the vendor for Task Order No. DE-DT0001335 under Contract No. DE-AM09-05SR22413. The correct DUNS number for SEC Federal Services for this task order is 142762843.
FOB: Destination
Period of Performance : 03/30/210 to 08/26/2011

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears
15B. CONTRACT/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA Signature on File	16C. DATE SIGNED 10/07/2010
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	1
2. AMENDMENT/MODIFICATION NO. 006	3. EFFECTIVE DATE See Bolck 16c	4. REQUISITION/PURCHASE REQ. NO. 11EM001059	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	00518	7. ADMINISTERED BY (If other than Item 6)	CODE	00518
Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831			Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831
8. NAME AND ADDERSS OF CONTRACTOR (No., street, country, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITAION NO.

SEC FEDERAL SERVICES CORPORATION
Attn: MARK DUFF			9B. DATED (SEE ITEM 11)
2800 SOLWAY ROAD
KNOXVILLE TN 379313015
		X	10A. MODIFICATION OF CONTRACT/ORDER NO.
DE-AM09-05SR22413

DE-DT0001335
10B. DATED (SEE ITEM 13)

CODE 825678758	FACILITY CODE		03/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITAIONS
☐
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers      ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitaion or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning  ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;or (c) By seperate letter or telegram which includes a reference to the solicitation and amendment numbers.FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitaion and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A FAR 52.243-2 Changes, cost Reimbursment
X

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ois not, ☒is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitaion/contract subject matter where feasible.)
TAS: : 89  0253 : : TAS Recovery Act ORNL Hot Cells Project
The purpose of the modification is to delete DOE Order 425.1C from Section J, Attachment Band replace it with DOE Order 425.1D . This change wil not impact cost or schedule.

FOB: Destination
Period of Performance : 03/30/210 to 08/26/2011

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Ann Ward, Director of Contracts		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears
15B. CONTRACT/OFFEROR /s/ Ann Ward	15C. DATE SIGNED 02/22/2011	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

ORDER
DOE O 425.1D

Approved: 4-16-2010

VERIFICATION OF READINESS
TO START UP OR RESTART
NUCLEAR FACILITIES

U.S. DEPARTMENT OF ENERGY
Office of Health, Safety and Security

DOE O 425.1D
4-16-2010

VERIFICATION OF READINESS
TO START UP OR RESTART NUCLEAR FACILITIES

1.
PURPOSE. Establish the requirements for the Department of Energy (DOE), including the National Nuclear Security Administration (NNSA), for verifying readiness for startup of new Hazard Category 1, 2, and 3 nuclear facilities, activities, and operations, and for the restart of existing Hazard Category 1, 2, and 3 nuclear facilities, activities, and operations that have been shut down. The readiness reviews [Operational Readiness Reviews (ORRs) or Readiness Assessments (RAs)] are not intended to be line management tools to achieve readiness. Rather, the readiness reviews provide an independent verification of readiness to start or restart operations.

2.
CANCELLATION. DOE O 425.1C, Startup and Restart of Nuclear Facilities, dated 3-13-03. Cancellation of an Order does not, by itself, modify or otherwise affect any contractual or regulatory obligation to comply with the Order. Contractor Requirements Documents (CRDs) that have been incorporated into a contract remain in effect throughout the term of the contract unless and until the contract or regulatory commitment is modified to either eliminate requirements that are no longer applicable or substitute a new set of requirements.

3.	APPLICABILITY

a.
Departmental Applicability. This Order is applicable to DOE within the provisions and restrictions of the National Nuclear Security Administration Act (NNSA Act), found at Title XXXII of PL. 106-65, National Defense Authorization Act for Fiscal Year 2000. This Order applies to all nuclear facilities, activities, and operations as defined in Title 10 of the Code of Federal Regulations (CFR), Part 830, Nuclear Safety Management, that are classified as Hazard Category 1, 2, or 3 nuclear facilities. This Order does not apply to the following:

(1)
Activities regulated through a license by the Nuclear Regulatory Commission (NRC) or a state under an agreement with NRC, including activities certified by NRC under section 1701 of the Atomic Energy Act.

(2)
In accordance with the responsibilities and authorities assigned by Executive Order 12344, codified at 50 USC sections 2406 and 2511 and to ensure consistency throughout the joint Navy and DOE organization of the Naval Nuclear Propulsion Program, the Deputy Administrator for Naval Reactors (Director) will implement and oversee all requirements and practices pertaining to this DOE Order for activities under the Director's cognizance, as deemed appropriate.

1

DOE O 425.1D
4-16-2010

(3)
Activities regulated by the Department of Transportation; and transportation of on-site transportation packages authorized by 49 CFR, Part 173, Subpart I. On-site transportation activities may be excluded with PSO approval and CTA concurrence.

(4)	Activities in the Transportation Safeguards System in NNSA.

The Administrator of the National Nuclear Security Administration will assure that NNSA employees comply with their respective responsibilities under this Order. Nothing in this Order will be construed to interfere with the NNSA Administrator's authority under section 3212(d) of Public Law (P.L.) 106-65 to establish Administration-specific policies, unless disapproved by the Secretary.

b.
Contractors. The Contractor Requirements Document (CRD) sets forth requirements of this Order that will apply to contracts for the operation and management of a DOE-owned or -leased facility, including NNSA facilities.

c.
Government-Owned, Government-Operated Facilities. The CRD, Attachment 1, sets forth requirements to also be applied to DOE government-owned, government-operated facilities. Government-operators shall comply with the requirements in Attachment 1.

d.
Equivalencies and Exemptions. Equivalencies and exemptions to this Order are processed in accordance with DOE O 251.1C, Departmental Directives Program. Central Technical Authority (or designee) concurrence is required for both exemptions and equivalencies to this Order for nuclear facilities.

4.
REQUIREMENTS. For NNSA facilities, the term "NNSA line management" is applied wherever the term "DOE line management" or a similar phrase is invoked in conjunction with a requirement or action. Direction and control of requirements pertinent to NNSA facilities, activities, or operations must fall under cognizant NNSA management, organizations, and activities, consistent with the NNSA Act. DOE Standard (STD) 30062010, Planning and Conducting Readiness Reviews, provides guidance on approaches and methods approved as acceptable for implementing the requirements of this Order. Other approaches and methods may be used provided they are documented, and approved by DOE Line Management as being in accordance with the requirements of this Order. Definitions of terms used in this Order are found in the definition section of DOE STD 3006-2010.

The readiness review process must, in all cases, demonstrate there is a reasonable assurance for adequate protection of workers, the public and the environment from adverse consequences from the start (or restart) of a Hazard Category 1, 2, or 3 nuclear facility, activity, or operation.

Hazard Category 1, 2, and 3 nuclear facilities, activities, or operations may be started (or restarted) only after readiness reviews have been conducted and the approvals specified in this Order have been received.

2

DOE O 425.1D
4-16-2010

DOE line management must develop procedures that define the processes that will be utilized to implement the responsibilities of this Order. On-site transportation activities are subject to this order unless an alternate process is identified with PSO approval and CTA concurrence.

a.
Determining the Level of Readiness Review. DOE line management must evaluate the need to perform a Readiness Review prior to the startup and restart of Hazard Category 1, 2, and 3 nuclear facilities, activities, or operations.

(1)
DOE line management must ensure that a properly scoped Readiness Review is planned and conducted to verify readiness for the restart of Hazard Category 1, 2, and 3 nuclear facilities, activities, or operations unless both of the following conditions are met:

(a)
The restart is a resumption of routine operations after a short interruption (such as maintenance activities governed by existing maintenance procedures and processes) as defined in local procedures. (Note: 'short' may be defined as up to 6 months for Hazard Category 1 facilities, activities, or operations unless with PSO approval and CTA concurrence, this may be adjusted up to a maximum of twelve months. 'Short' may be defined as up to 12 months for Hazard Category 2 facilities, activities, or operations); and

(b)	The restart is conducted using contractor approved operating procedures that provide specific direction for operating systems and equipment during normal conditions.

(2)	A DOE ORR must be conducted for any of the following:

(a)
Initial startup of a newly constructed nuclear facility. For the purpose of this criterion, a newly constructed nuclear facility refers to a new facility (not operation or activity) with a new Documented Safety Analysis (DSA) and associated Technical Safety Requirements (TSRs);

(b)	Initial startup after conversion of an existing facility to a new nuclear mission with a new DSA and associated TSRs;

(c)	Restart of a nuclear facility, activity, or operation that has upgraded its hazard categorization to Hazard Category 1, 2, or 3;

(d)	Restart after a DOE management official directs the shutdown of a nuclear facility, activity, or operation for safety reasons;

3

DOE O 425.1D
4-16-2010

(e)	Restart of a nuclear facility, activity, or operation after violation of a Safety Limit, as defined in 10 CFR Section 830.3,Definitions; or,

(f)	Any situation deemed appropriate by DOE line management.

(3)	A DOE RA must be conducted for any of the following:

(a)	Initial startup of a new Hazard Category 1 or 2 activity or operation with a new Documented Safety Analysis (DSA) and associated Technical Safety Requirements (TSRs);

(b)
Restart after an extended shutdown for a Hazard Category 1 or 2 nuclear facility, activity, or operation. (Extended shutdown for a Hazard Category 1 nuclear facility, activity, and operation is six months, unless, with PSO approval and CTA concurrence, this is adjusted up to a maximum of twelve months. For a hazard category 2 nuclear facility, activity, and operation an extended shutdown is 12 months);

(c)
Startup or restart of a Hazard Category 1 or 2 nuclear facility, activity, or operation after substantial process, system, or facility modification. Local site implementing procedures must provided a process for determining whether a modification is substantial, based on the impact of the changes in the safety basis, equipment, operating procedures, training, or staffing, and the extent and complexity of these changes, whether or not these changes resulted in a positive Unreviewed Safety Question (USQ) determination; or,

(d)	Any situation deemed appropriate by DOE line management.

b.	Determining the Startup Authorization Authority (SAA). For nuclear facility, activity, or operation startup or restart actions, the SAA must be determined using the following criteria:

(1)
For initial startup of a newly constructed Hazard Category 1 or 2 nuclear facility (not activity or operation) with a new DSA and associated TSRs, the Secretary of Energy (or designee) must approve startup. For initial startup of a newly constructed Hazard Category 3 nuclear facility (not activity or operation) with a new DSA and associated TSRs, the Cognizant Secretarial Officer (CSO) (or designee) must approve startup. If other DOE Orders require a higher level of startup authorization than this Order, the official described in this Order will recommend startup to the higher-level official. For initial startup of a newly constructed Hazard Category 1, 2, or 3 nuclear activity or operation with a new DSA and associated TSRs, approval to start must be granted by an official of a level commensurate with the DSA Approval Authority.

4

DOE O 425.1D
4-16-2010

(2)
For initial startup after conversion of an existing facility to a Hazard Category 1 or 2 nuclear facility with a new DSA and associated TSRs, the Secretary of Energy (or designee) must approve startup. For initial startup after conversion of an existing facility to a new Hazard Category 3 nuclear facility with a new DSA and associated TSRs, the CSO (or designee) must approve startup. If other DOE Orders require a higher level of startup authorization than this Order, the official described in this Order will recommend startup to the higher-level official.

(3)
For restart of a nuclear facility, activity, or operation that has upgraded its Hazard Categorization to Hazard Category 1 or 2, the Secretary of Energy (or designee) must approve startup. For the restart of a nuclear facility, activity, or operation that has upgraded its Hazard Categorization to Hazard Category 3, the CSO (or designee) must approve restart.

(4)
For a shutdown directed by a DOE management official for safety reasons, approval to restart must be granted by an official of a level commensurate with the official ordering the shutdown, unless a higher level is designated by the CSO.

(5)
For a shutdown following violation of a Safety Limit, approval to restart must be granted by an official of a level commensurate with the Approval Authority for the Safety Limit. If the Safety Limit was approved by a Headquarters official, the CSO (or designee) must approve restart. If the Safety Limit was approved by a field official, the field element manager (or designee) must approve restart.

(6)
For an extended shutdown of a Hazard Category 1 nuclear facility, activity, or operation, the CSO must approve restart. For an extended shutdown of a Hazard Category 2 nuclear facility, activity, or operation, the CSO (or designee) must approve restart.

(7)
For a shutdown because of substantial process, system, or facility modifications to a Hazard Category 1 nuclear facility, activity, or operation, the CSO (or designee) must approve restart. For a shutdown because of substantial process, system, or facility modifications to a Hazard Category 2 nuclear facility, activity, or operation, the CSO (or designee) must approve restart.

(8)
For startup or restart of a nuclear facility, activity, or operation for which Readiness Reviews were required because a DOE official deemed it appropriate, the official approving startup or restart must be at a level commensurate with the official directing the review be conducted.

5

DOE O 425.1D
4-16-2010

(9)	In all other cases, as specified in the approved Startup Notification Report (SNR). The SAA may be a senior contractor official if so designated in the SNR.

c.	Startup Notification Report. DOE line management procedures concerning the SNR prepared by the contractor in accordance with Attachment 1 must address the following:

(1)	DOE line management must ensure that SNRs are submitted quarterly or on a periodicity as defined by the PSO.

(2)
DOE line management must ensure that SNRs project ahead at least one year, update information from previously approved SNRs for startups and restarts that have not yet occurred, and add information for each startup or restart that has been identified since the last approved SNR.

(3)	DOE line management must ensure that every startup or restart determined to require a Readiness Review is included in the SNR.

(4)
Each SNR must be reviewed and approved by DOE field element management. When the SNR includes activities for which the startup authorization authority resides at headquarters the field element management must approve or reject the activities on the SNR for which the field element is the SAA and must comment and make a recommendation regarding approval for those activities requiring headquarters approval.

(5)
Each SNR, including field element approval and/or recommendations, must be forwarded to the PSO, the site Lead PSO or CSO, as appropriate, the appropriate Central Technical Authority (CTA), and the Office of Health, Safety, and Security (HSS) for information.

(6)	Contractor and DOE Readiness Reviews must not commence until DOE has approved the SNR.

d	Requirements Applicable to DOE Operational Readiness Reviews.

(1)
DOE line management must develop a plan of action (POA), which describes the scope of the ORR. The POA must provide a clear discussion of the physical or geographic scope of the ORR and a clear description of the structures, systems, and components (SSCs), individual processes, and programs that are within the scope of the ORR. The POA must also designate the proposed ORR team leader.

(a)
All core requirements identified in section 4.f, below, must be addressed when developing the breadth of the ORR. The POA may also define the depth or tailoring for each core requirement to more fully describe the total required scope of the ORR.

6

DOE O 425.1D
4-16-2010

(b)
In order to justify not performing evaluation of a core requirement, or portion thereof, the POA must reference a timely, independent review that addressed a core requirement in a technically satisfactory manner, provided the review being referenced determined the requirements were successfully implemented.

(c)
The POA must include the prerequisites for starting the DOE ORR. The prerequisites must define measurable actions or deliverables for each DOE specific core requirement that is to be reviewed in the ORR. Prerequisites must also address DOE oversight of contractor preparations and DOE readiness to oversee contractor operations within the scope of the ORR.

(d)
DOE line management must forward the DOE POA to the SAA. DOE line management must also forward the DOE POA to the PSO, the site Lead PSO or CSO, as appropriate, the appropriate CTA, and HSS for information.

(e)	The DOE POA must be approved by the SAA prior to the start of the review. The SAA provides the POA to the designated team leader.

(2)	The ORR team leader must select the DOE ORR team members.

(a)	Team members must meet the following qualification and training requirements:

1	Technical knowledge of the area assigned for evaluation, including experience working in the technical area;

2	Knowledge of performance-based assessment processes and methods; and

3	Knowledge of facility, activity, or operation-specific information.

(b)
The ORR team must not include as senior members (i.e., team leader, subteam leader, senior advisor) individuals from offices that are assigned direct line management responsibility for the work being reviewed. Any exceptions require SAA approval.

Additionally, an ORR team member must not review work for which he or she is directly responsible.

7

DOE O 425.1D
4-16-2010

(c)	The ORR team leader must determine and document the qualifications of the team members and their freedom from a conflict of interest in the areas they are assigned to review.

(d)	DOE line management must support the DOE ORR team leader in staffing the DOE ORR team.

Note: DOE-HDBK-3012, Guide to Good Practices for Operational Readiness Reviews, Team Leader's Guide, provides information useful to team leaders in preparing for and conducting Readiness Reviews.

(3)
The ORR team must develop an ORR Implementation Plan (IP). The ORR IP documents the evaluation criteria and the review approaches based on the scope defined in the ORR POA. The ORR team leader approves the ORR IP.

(4)	DOE line management must forward the DOE IP to the SAA, site Lead PSO or CSO, as appropriate, the appropriate CTA, and HSS for information.

(5)	Prior to starting the ORR:

(a)
DOE line management has received a Readiness to Proceed Memorandum from the responsible contractor certifying that the facility, activity, or operation is ready for startup or restart and this has been verified by the contractor ORR.

(b)
DOE line management must verify that the contractor's preparations for startup or restart have been completed with the exception of a manageable list of open pre start issues. The pre start issues must have a well-defined schedule for closure to allow the DOE ORR team to review the closure process.

(c)	DOE line management must verify that the DOE ORR POA prerequisites have been met.

(d)	In the verification process, DOE Field Element line management must document their actions to verify Field Element and contractor readiness, including:

1	Review of closure of the contractor's ORR findings,

2	Assessment of completion of defined prerequisites; and

3	Other assessments performed to ascertain readiness.

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(6)
Specific events significant to the startup and restart process that occur prior to the formal commencement of the DOE ORR; e.g., site emergency response drills, may be reviewed by the DOE ORR team at the time they are conducted.

(7)	Upon direction of the SAA, the ORR may commence. The ORR team must use the IP to conduct the ORR.

(8)	Upon completion of the DOE ORR, the DOE ORR team leader, with support from individual team members, must prepare, approve, and submit a final report to the SAA.

(a)
The final report must document the results of the ORR and make a conclusion as to whether startup or restart of the nuclear facility, activity, or operation can proceed safely. The ORR final report must state whether the contractor has established the following:

1	An agreed-upon set of requirements to govern safe operations of the facility, activity, or operation;

2	That this set of requirements has been formalized with DOE through the contract or other enforceable mechanism;

3
That these requirements have been appropriately implemented in the facility, activity or operation, or appropriate compensatory measures, formally approved by DOE, are in place during the period prior to full implementation; and that,

4	In the opinion of the DOE ORR team, adequate protection of the public health and safety, worker safety, and the environment will be maintained.

The final report must be of adequate detail to support its conclusion, such that a knowledgeable reader would reasonably be expected to draw the same conclusions.

(b)
The final report should include a statement regarding the team leader's assessment of the adequacy of the implementation of the core functions and guiding principles of Integrated Safety Management (ISM) at the facility undergoing the review.

(c)
There must be a lessons learned section of the final report that may relate to design, construction, operation, and decommissioning of similar facilities, activities or operations and to help guide future Readiness Review efforts.

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(d)
The team leader must approve the final report, and each team member must approve the section of the final report for which he or she was responsible. There will be a provision for dissenting professional opinions if agreement cannot be achieved.

(9)
The final report must be submitted to the SAA as a basis for approving the startup or restart of the nuclear facility, activity, or operation. A copy of the final report must be forwarded to the PSO, the site Lead PSO or CSO, as appropriate, the appropriate CTA, and HSS for information.

(10)	Closure of DOE ORR findings must include:

(a)	Development of corrective action plans approved by DOE to correct the findings. Action plans must provide evaluation of, and address, any overall programmatic deficiencies and causes.

(b)	Creation of a finding closure package which must include a brief description of actual corrective actions taken, evidence of completion, and reasons for concluding that closure has been achieved.

(c)	DOE verification of closure of prestart findings. The organization verifying the closure must be designated by the SAA.

(11)
DOE line management must ensure that the contractor and DOE have satisfactorily resolved all prestart findings of the DOE and contractor ORRs prior to startup or restart of the facility, activity, or operation. The SAA may approve startup or restart after prestart findings are resolved.

e.	Requirements Applicable to DOE Readiness Assessments.

The requirements for performing readiness assessments as described below maybe tailored with approval of the PSO and concurrence from the CTA.

(1)
The DOE RA must use a graded approach to the tenets of ORR requirements specified in this Order. An RA may be as short and simple as a checklist, or may approach the breadth and depth of an ORR, depending on the causes and duration of the shutdown and the modifications accomplished during the shutdown. In view of the flexibility to fit the rigor of the RA to the circumstances of the startup/restart situation, DOE must not develop readiness review processes similar to RAs but called something different.

(2)
DOE line management must develop a POA, which describes the scope of the RA. The POA must provide a clear discussion of the physical or geographic scope of the RA and a clear definition of the SSCs, individual processes, and programs that are within the scope of the RA. The POA must also designate the proposed RA team leader.

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(a)
All core requirements identified in section 4.f, below, must be evaluated for applicability for inclusion in the scope of the RA. The POA for the RA must provide a basis for justifying the exclusion of any core requirement that will not be assessed during the RA. The level of detail provided in the justification should be commensurate with the complexity of the review and of the operation, such that a knowledgeable reader would reasonably be expected to draw the same conclusions. The POA may also discuss the depth or tailoring for each core requirement to more fully describe the total required scope of the RA. The development of the scope must be based, in part, on the status of and changes to the facility, operating procedures, safety basis documents, hazards, operational conditions, and personnel.

(b)
The POA for the DOE RA must include the prerequisites for starting the DOE RA. Prerequisites define measurable actions or deliverables that, when completed, provide assurance that readiness has been achieved for each DOE specific core requirement that is to be reviewed in the RA. Prerequisites must also address DOE oversight of contractor preparations and DOE's readiness to oversee contractor operations within the scope of the RA.

(c)
DOE line management must forward the DOE POA to the SAA, DOE line management must also forward the DOE POA to the PSO, the site Lead PSO or CSO, as appropriate, the appropriate CTA, and HSS for information.

(d)	The DOE POA must be approved by the SAA prior to the start of the review. The SAA provides the POA to the designated team Leader.

(3)	The RA team leader must select the DOE RA team members.

(a)	Team members must meet the following qualification and training requirements:

1	Technical knowledge of the area assigned for evaluation, including experience working in the technical area;

2	Knowledge of performance-based assessment processes and methods; and

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3	Knowledge of facility, activity, or operation-specific information.

(b)	An RA team member must not review work for which she or he is directly responsible.

(c)	The RA team leader must determine and document the qualification of RA team members and their freedom from a conflict of interest in the areas they are assigned to review.

(d)	DOE line management must support the DOE RA team leader in staffing the DOE RA team.

NOTE: DOE-HDBK-3012, Guide to Good Practices for Operational Readiness Reviews, Team Leader's Guide, provides information useful to team leaders in preparing for and conducting Readiness Reviews.

(4)
The DOE RA team must develop an RA IP. The DOE RA IP documents the evaluation criteria and the review approaches based on the scope given in the DOE RA POA. The DOE RA team leader approves the RA IP. A DOE RA IP that is developed by the DOE RA team and approved by the team leader may be as short and simple as a restart check procedure, or may approach the breadth and depth of an ORR IP. The IP must include the full RA scope defined in the DOE POA.

(5)	DOE line management must forward the DOE RA IP to the SAA, cognizant PSO, the site Lead PSO or CSO, as appropriate, the appropriate CTA, and HSS for information.

(6)	Prior to starting the DOE RA:

(a)	DOE line management has received a Readiness to Proceed Memorandum from the responsible contractor certifying that the facility, activity, or operation is ready for startup or restart.

(b)
DOE line management must verify that the contractor's preparations for startup or restart have been completed with the exception of a manageable list of open prestart issues. The prestart issues must have a well-defined schedule for closure to allow the DOE RA team to review the closure process.

(c)	DOE line management must verify that the DOE RA Plan of Action prerequisites have been met.

(d)	In the verification process, DOE field element line management must document their actions to verify field element and contractor readiness, including;

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1	Review of the closure of the contractor's RA findings,

2	Assessment of completion of defined prerequisites, and

3	Other assessments performed to ascertain readiness.

(7)
Specific events significant to the startup and restart process that occur prior to the formal commencement of the DOE RA; e.g., site emergency response drills, may be reviewed by the DOE RA team at the time they are conducted.

(8)	Upon direction of the SAA, the RA may commence. The RA team must use the IP to conduct the RA.

(9)
Upon completion of the DOE RA, the DOE RA team leader must prepare, approve, and submit a final report to the SAA. The final report is approved by the team leader and each team member approves the section of the final report for which he or she was responsible. There will be a provision for dissenting professional opinions if agreement cannot be achieved.

(a)
The final report must document the results of the RA and make a conclusion as to whether startup or restart of the nuclear facility, activity, or operation can proceed safely. The final report must be adequately detailed to support its conclusion, such that a knowledgeable reader would reasonably be expected to draw the same conclusions.

(b)
There must be a lessons learned section of the final report that may relate to design, construction, operation, and decommissioning of similar facilities, activities, or operations and future Readiness Review efforts.

(10)
The final report must be submitted to the SAA to be used as a basis for approving the startup or restart of the nuclear facility, activity, or operation. A copy of the final RA report must be forwarded to the PSO, the site Lead PSO or CSO, as appropriate, the appropriate CTA, and HSS for information.

(11)	Closure of DOE RA findings must include:

(a)	Development of corrective action plans approved by DOE to correct the findings. Action plans must provide evaluation of, and address any overall programmatic deficiencies and causes.

(b)	Creation of a finding closure package which must include a brief description of actual corrective actions taken, evidence of completion, and reasons for concluding that closure has been achieved.

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(c)	DOE verification of closure of prestart findings. The organization verifying the closure must be designated by the SAA.

(12)
DOE line management must ensure that the contractor and DOE havesatisfactorily resolved all prestart findings of the contractor and DOE RAs prior to startup or restart of the facility, activity, or operation. The SAA may approve startup or restart after prestart findings are resolved.

f.
Core Requirements. Core requirements verify the readiness of personnel, procedures, programs, and equipment within the scope of the Readiness Review to safely start nuclear operations. These core requirements are directly related to the seven guiding principles of ISM.

(1)	Line management has established Safety Management Programs (SMPs) to ensure safe accomplishment of work:

(a)	Contract requirements for the SMPs have been flowed down into facility-specific procedures;

(b)	SMP implementing procedures have been effectively implemented in support of the facility;

(c)	A sufficient number of qualified personnel is available to effectively implement the SMPs in support of the facility; and

(d)	Adequate facilities and equipment are available to ensure that SMP support and services are adequate for safe facility operation.

The following SMPs are identified in 10 CFR Section 830.204,
Documented Safety Analysis:

●	Quality Assurance Programs

●	Procedures Management

●	Maintenance Management

●	Personnel Training Program

●	Conduct of Operations

●	Emergency Preparedness

●	Fire Protection Program

●	Waste Management Program

●	Radiation Protection

●	Criticality Safety Program

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The SAA should designate and approve via the POA those specific SMPs to be included in the breadth of the readiness review and should specify the scope of the desired review of each designated SMP. Additional support programs may be specified in the POA if required to ensure safety of nuclear operations.

(2)
Functions, assignments, responsibilities, and reporting relationships, including those between the line operating organization and environment, safety and health support organizations, are clearly defined, understood, and effectively implemented, with line management responsibility for control of safety.

(3)	The selection, training, and qualification programs for operations and operations support personnel have been established, documented, and effectively implemented.

Training and qualification requirements for each position encompass the range of assigned duties and activities.

The selection process and applicable position-specific training for managers ensures competence commensurate with their responsibilities.

Modifications to the facility have been reviewed for potential impacts on training and qualification. Training has been performed to incorporate all aspects of these changes.

(4)
Level of knowledge of managers, operations, and operations support personnel is adequate based on reviews of examinations and examination results, selected interviews of managers, operations, and operations support personnel, and observations of operational demonstrations.

(5)
Personnel exhibit an awareness of public and worker safety and health and environmental protection requirements and, through their actions, demonstrate a high-priority commitment to comply with these requirements. Worker safety and health requirements of 10 CFR Part 851, Worker Safety and Health Program, have been implemented within the facility.

(6)	Facility safety documentation (normally DSA and TSRs) is in place that describes the "safety envelope" of the facility.

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(a)
The safety documentation characterizes the hazards/risks associated with the facility and identifies preventive and mitigating measures (systems, procedures, administrative controls, etc.) that protect workers and the public from those hazards/risks.

(b)	Facility safety documentation is approved and has been implemented.

(c)	Implementation of facility safety documentation has been verified and is current.

(d)	SSCs are defined.

(e)	A system to maintain control over facility design with emphasis on Vital Safety Systems (VSS) is established.

(f)	Procedures for maintaining the safety documentation have been adequately defined and implemented and provide for required updates.

(g)	A DOE-approved USQ procedure has been effectively implemented.

(7)	A program is in place to confirm and periodically reconfirm the condition and operability of VSS. This includes examinations of records of tests and calibration of these systems.

The material condition of all safety, process, and utility systems is adequate to support the safe conduct of work.

(8)
The facility systems and procedures, as affected by facility modifications, are consistent with the description of the facility, procedures, and accident analysis and assumptions included in the safety documentation.

A formal program is defined and implemented to control facility modifications. Authorized modifications within the scope of the Readiness Review have been completed and fully closed, or evaluated and determined not to affect the ability to safely start nuclear operations.

(9)
Adequate and accurate procedures and safety limits are approved and in place for operating the process systems and utility systems. The procedures include necessary revisions for all modifications that have been made to the facility. Facility processes ensure that only the most current revision to each procedure is in use.

(10)
A routine operations drill program and an emergency management drill and exercise program have been established and implemented. Records for each program are adequate to demonstrate the effectiveness of completed drills and exercises as well as planning for future drills and exercises.

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(11)
An adequate startup or restart program has been developed that includes plans for graded operations and testing after startup or resumption to simultaneously confirm operability of equipment, the viability of procedures, and the performance and knowledge of the operators.

The plans should indicate validation processes for equipment, procedures, and operators after startup or resumption of operations, including any required restrictions and additional oversight.

Any compensatory measures required during the approach to full operations are described.

(12)
The formality and discipline of operations are adequate to conduct work safely, and programs are in place to maintain this formality and discipline (e.g., DOE O 5480.19, Conduct of Operations Requirements for DOE Facilities).

Sufficient numbers of qualified personnel are available to conduct operations.

(13)	Formal agreements between the operating contractor and DOE have been established via the contract or other enforceable mechanism to govern safe facility operations.

A systematic review of the facility's conformance to these requirements has been performed.

These requirements have been implemented in the facility, or compensatory measures are in place during the period of implementation. The compensatory measures and the implementation period are approved by DOE.

(14)
An effective feedback and improvement process (i.e., Contractor Assurance System) has been established to identify, evaluate, and resolve deficiencies and recommendations made by contractor line management and independent contractor audit and assessment groups. The process also provides for resolution of issues and recommendations by external official review teams and audit organizations. (e.g., DOE O 226.1A, Implementation of Department of Energy Oversight Policy, dated 7-31-07)

(15)
The breadth, depth, and results of the responsible contractor Readiness Review, including corrective actions, is adequate to verify the readiness of hardware, personnel, and management programs to support nuclear operations. The Readiness Review scope met the requirements of the approved POA.

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(16)
The technical and managerial qualifications and competence of those personnel at the DOE field element and at DOE Headquarters assigned responsibilities for providing direction and guidance to the contractor, and those assigned oversight responsibilities within the scope of the Readiness Review, including the facility representatives, are commensurate with the assigned responsibilities.

(17)
DOE field element management systems for DOE oversight of facility operations, such as oversight and assessment programs, occurrence reporting, facility representatives, corrective actions, and quality assurance programs, are adequate.

g.	DOE Field Element Line Management Oversight of the Process for Verifying Readiness to Start Up or Restart Nuclear Facilities.

(1)
DOE field element line management must review and concur with contractor procedures for implementing the requirements of the CRD. Forward contractor's procedures, for implementing the requirements of the CRD with comment to the appropriate PSO and CTA as well as HSS.

(2)	DOE field element line management must ensure that the contractor properly implements the requirements of the CRD of this Order. Key elements of an oversight program include:

(a)	Ensuring that the contractor prepares and submits quarterly SNRs that accurately reflect all Readiness Reviews required for startup or restart of nuclear facilities, activities, or operations.

(b)	Ensuring that the contractor develops a POA that adequately defines the scope of the Readiness Review appropriate for the circumstances associated with the startup or restart.

(c)	Ensuring that the contractor POA appropriately specifies the prerequisites for starting the contractor's Readiness Review.

(d)	Evaluating the adequacy of the qualifications of contractor Readiness Review team members.

(e)
When SAA resides with DOE, review and approve the contractor's POA. If SAA does not reside with field element line management, forward the contractor's POA onto the SAA with recommendation for disposition.

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(f)	Evaluating the adequacy of the contractor Readiness Review.

(g)	Evaluating that the contractor Readiness Review final report adequately describes the review and contains sufficient detail to support its conclusion.

(h)
Ensuring the contractor and DOE have satisfactorily resolved all prestart findings of the contractor and DOE Readiness Reviews (if applicable) prior to startup or restart of the facility, activity, or operation.

(i)	When applicable, forward, with comment, the contractor's Readiness to Proceed Memorandum to the SAA.

(j)	Ensuring that the contractor and DOE have developed and implemented approved corrective action plans for post-start findings.

h.	DOE Headquarters Line Management Oversight of the DOE Field Process for Verifying Readiness to Startup and Restart Nuclear Facilities.

DOE Headquarters line management must oversee DOE field processes for verifying readiness to startup and restart nuclear facilities in accordance with DOE O 226.1A, Implementation of Department of Energy Oversight Policy, and DOE-STD-3006, Planning and Conducting Readiness Reviews.

i.
Records Management Program. Requirements for maintenance and disposition of Federal records, such as those pertaining to ORRs or RAs, are provided under the general guidance of DOE O 243.1, Records Management Program. The disposition, including destruction, of Federal records must be in accordance with:

(1)	the General Records Schedules, as published by the National Archives andRecords Administration (NARA) or

(2)	DOE records disposition authority (Standard Form 115, Request for Records Disposition Authority), as approved by NARA.

Consult the cognizant field element records officer for guidance.

j.
Implementation. Implementation of this Order for DOE Line management must be completed in 180 days from the issuance of the Order, unless a different schedule is approved by the PSO with concurrence of the CTA. Those previously identified and defined readiness activities scheduled to be completed within one year of the issuance of the Order must be subject to the former version of the Order unless approved otherwise by the PSO with concurrence of the CTA.

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5.	RESPONSIBILITIES.

a.	DOE and NNSA Line Management.

(1)
Establish procedures as necessary to manage the verification of readiness to start up or restart nuclear facilities, activities, or operations in accordance with the requirements of this Order. Forward procedures to the appropriate PSO and CTA as well as HSS for information.

(2)	Exercise delegation of authority and document all delegations of authority made under the provisions granted by this Order.

b.	Office of Health, Safety and Security.

(1)	In coordination with the PSO, perform independent reviews of startup and restart activities as appropriate and provide results of these reviews to CSOs for information.

(2)
Review and comment, as appropriate, on the procedures developed by PSOs, field element offices, and contractors for verifying readiness to start up or restart nuclear facilities, activities, or operations, and provide the results of these reviews to CSOs for information.

(3)
Review and comment as appropriate on SNRs, contractor and DOE POAs, IPs, and ORR or RA final reports for verifying readiness to start up or restart nuclear facilities, activities, or operations, and provide the results of these reviews to CSOs for information.

6.	REFERENCES.

a.	Title 10, Code of Federal Regulations (CFR), Part 830, Nuclear Safety Management.

b.	10 CFR Part 851, Worker Safety and Health Program.

c.	49CFR, Part 173, Subpart I, Class 7 (Radioactive Materials)

d.	DOE O 226.1A, Implementation of Department of Energy Oversight Policy, dated 7-31-07.

e.	DOE O 243.1, Records Management Program, dated 2-3-06.

f.	DOE O 251.1C, Departmental Directives Program, dated 1-15-09.

g.	DOE O 5480.19, Conduct of Operations Requirements for DOE Facilities, dated 10-23-01.

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h.	DOE Standard (STD) 3006-2010, Planning and Conducting Readiness Reviews.

i.	DOE-Handbook (HDBK) 3012, Guide to Good Practices for Operational Readiness Reviews, Team Leader's Guide.

7.	CONTACT. Questions concerning this Order should be referred to the Director, Office of Nuclear Safety Policy and Assistance, at 301-903-3331.

BY ORDER OF THE SECRETARY OF ENERGY

DANIEL B. PONEMAN Deputy Secretary

21 (and 22)

DOE O 425.1D	Attachment 1
4-16-2010

CONTRACTOR REQUIREMENTS DOCUMENT

DOE O 425.1D, VERIFICATION OF READINESS TO START UP OR RESTART
NUCLEAR FACILITIES

1.
DEPARTMENT OF ENERGY (DOE) INCLUDING THE NATIONAL NUCLEAR SECURITY ADMINISTRATION (NNSA) CONTRACTOR RESPONSIBILITIES. This Contractor Requirements Document (CRD) applies to all nuclear facilities, activities, and operations classified as Hazard Categories 1, 2, or 3, including NNSA facilities, as defined in 10 CFR Part 830. Contractors must establish procedures to manage startup and restart actions in accordance with this CRD. Definitions of terms used in this CRD are found in the definition section of DOE STD 3006-2010.

Regardless of the performer of the work, the contractor is responsible for complying with the requirements of this Contractor Requirements Document (CRD) and flowing down CRD requirements to subcontractors at any tier to the extent necessary to ensure contractor compliance.

2.
CONTRACTOR REQUIREMENTS. DOE Standard (STD) 3006-2010, Planning and Conduct of Readiness Reviews, provides guidance on approaches and methods approved as acceptable for implementing the requirements of this CRD. Other approaches and methods may be used provided they are documented, and approved by DOE Line Management as being in accordance with the requirements of this CRD.

Contractor line management must develop procedures to define the processes that will be used to implement the responsibilities of this CRD. These procedures must be submitted to DOE line management for concurrence. On-site transportation activities are subject to this order unless an alternate process is identified with PSO approval and CTA concurrence.

a.
Determining the Level of Readiness Review. Contractor line management must evaluate the need to perform a Readiness Review [Operational Readiness Review (ORR) or Readiness Assessment (RA)] prior to the startup and restart of Hazard Category 1, 2, and 3 nuclear facilities, activities, or operations.

(1)
Contractor line management must ensure that a properly scoped Readiness Review is planned and conducted to verify readiness for the startup and restart of Hazard Category 1, 2, and 3 nuclear facilities, activities, or operations, unless both of the following conditions are met:

(a)
The restart is a resumption of routine operations after a shortinterruption (such as maintenance activities governed by existing maintenance procedures and processes) as defined in local procedures. (Note: 'short' may be defined as up to 6 months for Hazard Category 1 facilities, activities, or operations unless with PSO approval and CTA concurrence, this may be adjusted up to a maximum of twelve months. 'Short' may be defined as up to 12 months for Hazard Category 2 facilities, activities, or operations); and

Attachment 1	DOE O 425.1D
4-16-2010

(b)	The restart is conducted using contractor-approved operating procedures that provide specific direction for operating systems and equipment during normal conditions.

(2)	An ORR must be conducted for any of the following:

(a)
The initial startup of a newly constructed nuclear facility. For the purpose of this criterion, a newly constructed nuclear facility refers to a new facility (not operation or activity) with a new Documented Safety Analysis (DSA) and associated Technical Safety Requirements (TSRs);

(b)	Initial startup after conversion of an existing facility to a new nuclear mission with a new DSA and associated TSRs;

(c)	The restart of a nuclear facility, activity, or operation that has upgraded its hazard categorization to Hazard Category 1, 2, or 3;

(d)	Restart after a DOE management official directs the shutdown of a nuclear facility, activity, or operation for safety reasons;

(e)	Restart of a nuclear facility, activity, or operation after violation of a Safety Limit, as defined in 10 CFR Section 830.3, Definitions; or

(f)	Any situation deemed appropriate by DOE or contractor line management officials.

(3)
An RA must be conducted for startup or restart of a Hazard Category 1, 2, or 3 nuclear facility, activity, or operation except as discussed in paragraphs (1) and (2) above, or when deemed appropriate by DOE or contractor line management officials.

b.	Determining the SAA. For nuclear facility, activity, or operation startup or restart actions, the SAA must be determined using the following criteria:

(1)
For initial startup of a newly constructed Hazard Category 1 or 2 nuclear facility [not activity or operation] with a new DSA and associated TSRs, the Secretary of Energy (or designee) must approve startup. For initial startup of a newly constructed Hazard Category 3 nuclear facility [not activity or operation] with a new DSA and associated TSRs, the Cognizant Secretarial Officer (CSO) (or designee) must approve startup. If CRDs to other DOE directives require a higher level of startup authorization than this CRD, the official described in this CRD will recommend startup to the higher-level official. For initial startup of a newly constructed Hazard Category 1, 2, or 3 nuclear activity or operation with a new DSA and associated TSRs, approval to start must be granted by an official of a level commensurate with the DSA Approval Authority.

DOE O 425.1D	Attachment 1
4-16-2010

(2)
For initial startup after conversion of an existing nuclear facility to a new Hazard Category 1 or 2 nuclear facility with a new DSA and associated TSRs, the Secretary of Energy (or designee) must approve startup. For initial startup after conversion of an existing facility to a new Hazard Category 3 nuclear facility with a new DSA and associated TSRs, the CSO (or designee) must approve startup. If CRDs to other DOE directives require a higher level of startup authorization than this CRD, the official described in this CRD will recommend startup to the higher-level official.

(3)
For restart of a nuclear facility, activity, or operation that has upgraded its hazard categorization to Hazard Category 1 or 2, the Secretary of Energy (or designee) must approve startup. For the restart of a nuclear facility, activity, and operation that has upgraded its hazard categorization to Hazard Category 3, the CSO (or designee) must approve restart.

(4)
For a shutdown directed by a DOE management official for safety reasons, approval to restart must be granted by an official of a level commensurate with the official ordering the shutdown, unless a higher level is designated by the CSO.

(5)
For a shutdown following a violation of a Safety Limit, approval to restart must be granted by an official of a level commensurate with the Approval Authority for the Safety Limit. If the Safety Limit was approved by a Headquarters official, the CSO (or designee) must approve restart. If the Safety Limit was approved by a field official, the field element manager (or designee) must approve restart.

(6)
For an extended shutdown of a Hazard Category 1 nuclear facility, activity, or operation, the CSO (or designee) must approve restart. For an extended shutdown of a Hazard Category 2 nuclear facility, activity, or operation, the CSO (or designee) must approve restart.

(7)
For a shutdown because of substantial process, system, or facility modifications to a Hazard Category 1 nuclear facility, activity, or operation, the CSO must approve restart. For a shutdown because of substantial process, system, or facility modifications to Hazard Category 2 nuclear facility, activity, or operation, the CSO (or designee) must approve restart.

(8)
For startup or restart of a nuclear facility, activity, or operation for which Readiness Reviews were required because a DOE official deemed it appropriate, the official approving startup or restart must be of a level commensurate with the official directing the review be conducted.

Attachment 1	DOE O 425.1D
4-16-2010

(9)	In all other cases as specified in the approved Startup Notification Report (SNR). The SAA may be a senior contractor official if so designated in the SNR.

c.	Startup Notification Report. Contractor procedures must provide for SNRs.

(1)	SNRs must be submitted to DOE quarterly or on a periodicity as defined by the PSO.

(2)
SNRs must project ahead at least one year, updating information from previously approved SNRs for startups and restarts that have not yet occurred, and adding information for each startup or restart that has been identified since the last approved SNR.

(3)	The SNR is to be forwarded to DOE line management for approval.

(4)
Information to be included in the SNR for each startup or restart must be accurate and adequate to fully support the recommended actions and permit an informed decision by DOE. The SNR must include, at a minimum:

(a)	A brief description of the facility or program work including Hazard Categorization, to be started or restarted;

(b)	The reason for non-operation (e.g., maintenance or modification outage, no program work, new facility, shutdown for safety concerns, etc);

(c)	The approximate date that operations were last conducted (for restarts) and the projected date for the startup;

(d)	The proposed type of readiness review, including whether a DOE Readiness Review is required;

(e)	The basis or justification for the proposed type of Readiness Review;

(f)	The proposed SAA; and

(g)	The projected date for the submittal of the associated Plan of Action (POA).

(5)	Contractor Readiness Reviews must not commence until the SNR and POA have been approved.

DOE O 425.1D	Attachment 1
4-16-2010

(6)
Every startup or restart determined to require a Readiness Review must be included in the SNR. Readiness for these startups and restarts must be verified using an ORR or properly scoped RA as appropriate. Contractor routine procedures must not be developed for the purpose of avoiding a properly scoped RA.

d.	Requirements Applicable to Operational Readiness Reviews.

(1)
Contractor line management must develop a POA, which describes the scope of the ORR. The POA must provide a clear discussion of the physical or geographic scope of the ORR and a clear description of the structures, systems, and components (SSCs), individual processes, and programs that are within the scope of the ORR. The POA must also designate the proposed ORR team leader.

(a)
All core requirements identified in section 2.f, below, must be addressed when developing the breadth of the ORR. The POA may also define the depth or tailoring for each core requirement to more fully describe the total required scope of the ORR.

(b)
In order to justify not performing evaluation of a core requirement, or portion thereof, the POA must reference a timely, independent review that addressed a core requirement in a technically satisfactory manner provided the review being referenced determined the requirements were successfully implemented.

(c)
The POA must include the prerequisites for starting the ORR. The prerequisites must define measurable actions or deliverables that, when completed, provide assurance that readiness has been achieved for each core requirement of paragraph 2.f determined to be applicable when developing the scope of the ORR.

(d)	Contractor line management must forward the POA to local DOE line management.

(e)	The POA must be approved by the SAA.

(2)	The ORR team leader must select the ORR team members.

(a)	Team members must meet the following qualification and training requirements:

1	Technical knowledge of the area assigned for evaluation, including experience working in the technical area;

2	Knowledge of performance-based assessment processes and methods; and

Attachment 1	DOE O 425.1D
4-16-2010

3	Knowledge of facility, activity, or operation-specific information.

(b)
The ORR team must not include as senior members (i.e., team leader, sub-team leader, senior advisor) individuals from organizations that are assigned direct line management responsibility for the work being reviewed. Any exceptions require SAA approval. Additionally, an ORR team member must not review work for which he or she is directly responsible.

(c)	The ORR team leader must determine and document the qualifications of ORR team members and their freedom from a conflict of interest in the areas they are assigned to review.

(d)	Contractor line management must support the ORR team leader in staffing the ORR team.

Note: DOE-HDBK-3012, Guide to Good Practices for Operational Readiness Reviews, Team Leader's Guide, provides information useful to team leaders in preparing for and conducting Readiness Reviews.

(3)
The ORR team must develop an ORR Implementation Plan (IP). The ORR IP documents the evaluation criteria and the review approaches based on the scope defined in the ORR POA. The ORR team leader approves the ORR IP.

(4)	Contractor line management must forward the ORR IP to local DOE line management for information.

(5)	Prior to starting the ORR:

(a)	Contractor line management has received a formal written Readiness to Proceed Memorandum certifying that the facility, activity or operation is ready for startup or restart.

(b)
Contractor line management has verified that the preparations for startup or restart have been completed with the exception of a manageable list of open prestart issues. The prestart issues must have a well-defined schedule for closure to allow the ORR team to review the closure process.

(c)	Contractor line management has verified that the ORR POA prerequisites are met.

(6)
Specific events significant to the startup and restart process that occur prior to the formal commencement of the ORR; e.g., site emergency response drills, may be reviewed by the ORR team at the time they are conducted.

DOE O 425.1D	Attachment 1
4-16-2010

(7)	Upon direction of contractor line management, the ORR many commence. The ORR team must use the IP to conduct the ORR.

(8)	Upon completion of the ORR, the ORR team leader, with support from the team members, must prepare, approve, and submit a final report.

(a)
The final report must document the results of the ORR and make a conclusion as to whether startup or restart of the nuclear facility, activity, or operation can proceed safely. The ORR final report must state whether facility management has established the following:

1	An agreed-upon set of requirements to govern safe operations of the facility, activity, or operation;

2	That this set of requirements has been formalized with DOE through the contract or other enforceable mechanism;

3
That these requirements have been appropriately implemented in the facility, activity or operation, or appropriate compensatory measures, formally approved by DOE, are in place during the period prior to full implementation; and that,

4	In the opinion of the ORR team, adequate protection of the public health and safety, worker safety, and the environment has been maintained.

The final report must be of adequate detail to support its conclusion, such that a knowledgeable reader would reasonably be expected to draw the same conclusions.

(b)
The final report should include a statement regarding the team leader's assessment of the adequacy of the implementation of the core functions and guiding principles of Integrated Safety Management (ISM) at the facility undergoing the review.

(c)
There must be a lessons learned section of the final report that may relate to design, construction, operation, and decommissioning of similar facilities, activities or operations and to help guide future Readiness Review efforts.

(d)
The team leader must approve the final report, and each team member must approve the section of the final report for which he or she was responsible. There will be a provision for dissenting professional opinions if agreement cannot be achieved.

Attachment 1	DOE O 425.1D
4-16-2010

(9)	A copy of the final ORR report must be forwarded to cognizant contractor and DOE line management.

(10)	The closure of ORR findings must include:

(a)	Development of corrective action plans to correct the findings. Action plans must provide evaluation of, and address any overall programmatic deficiencies and causes.

(b)	Creation of a finding closure package which must include a brief description of actual corrective actions taken, evidence of completion, and reasons for concluding that closure has been achieved.

(11)
Following completion of the contractor ORR, the contractor will prepare and forward to DOE Line Management a Readiness to Proceed Memorandum indicating that readiness to start up or restart nuclear operations has been achieved. A manageable list of open prestart issues may exist provided that the issues have a well-defined schedule for closure.

(12)
Contractor line management must satisfactorily resolve all prestart findings from the DOE and contractor ORRs prior to startup or restart of the facility, activity, or operation. The SAA may approve startup or restart after prestart findings are resolved.

e.	Requirements Applicable to Readiness Assessments.

The requirements for performing readiness assessments as described below may be tailored with approval of the PSO and concurrence from the CTA.

(1)
The contractor RA must use a graded approach to the tenets of ORR requirements specified in this CRD. An RA may be as short and simple as a check list, or may approach the breadth and depth of an ORR, depending on the causes and duration of the shutdown and the modifications accomplished during the shutdown. In view of the flexibility to fit the rigor of the RA to the circumstances of the startup/restart situation, contractors must not develop readiness review processes similar to RAs but called something different.

(2)
Contractor line management must develop a POA, which describes the scope of the RA. The POA must provide a clear discussion of the physical or geographic scope of the RA and a clear description of the SSCs,individual processes, and programs that are within the scope of the RA.The POA must also designate the proposed RA team leader.

DOE O 425.1D	Attachment 1
4-16-2010

(a)
All core requirements identified in section 2.f, below, must be evaluated for applicability for inclusion in the scope of the RA. The POA for the RA must provide a basis for justifying the exclusion of any core requirement that will not be assessed during the RA. The level of detail provided in the justification should be commensurate with the complexity of the review and of the operation, such that a knowledgeable reader would reasonably be expected to draw the same conclusions. The POA may also discuss the depth or tailoring for each core requirement to more fully describe the total required scope of the RA. The development of the scope must be based, in part, on the status of and changes to the facility, operating procedures, safety basis documents, hazards, operational conditions, and personnel.

(b)
The POA for the RA must include the prerequisites for starting the RA. Prerequisites define measurable actions or deliverables that, when completed, provide assurance that readiness has been achieved for each specific core requirement that is to be reviewed in the RA.

(c)	Contractor line management must forward the RA POA to local DOE line management.

(d)	The POA must be approved by the SAA.

(3)	The RA team leader must select the RA team members, if needed.

(a)	Team members must meet the following qualification and training requirements:

1	Technical knowledge of the area assigned for evaluation, including experience working in the technical area;

2	Knowledge of performance-based assessment processes and methods; and

3	Knowledge of facility, activity, or operation-specific information.

(b)	An RA team member must not review work for which she or he is directly responsible.

Attachment 1	DOE O 425.1D
4-16-2010

(c)	The RA team leader must determine and document the qualification of RA team members and their freedom from a conflict of interest in the areas they are assigned to review.

(d)	Contractor line management must support the RA team leader in staffing the RA team.

Note: DOE-HDBK-3012, Guide to Good Practices for Operational Readiness Reviews, Team Leader's Guide, provides information useful to team leaders in preparing for and conducting Readiness Reviews.

(4)
The RA team must develop an RA IP. The RA IP documents the evaluation criteria and the review approaches based on the scope given in the RA POA. The RA team leader approves the RA IP. An RA IP that is developed by the RA team and approved by the team leader may be as short and simple as a check list, or may approach the breadth and depth of an ORR IP. The IP must include the full RA scope defined in the POA.

(5)	Contractor line management must forward the RA IP to local DOE line management for information.

(6)	Prior to starting the contractor RA:

(a)	Contractor line management has issued a formal written Readiness to Proceed Memorandum certifying that the facility is ready for startup or restart.

(b)
Contractor line management must verify that the preparations for startup or restart have been completed with the exception of a manageable list of open prestart issues The prestart issues must have a well-defined schedule for closure to allow the RA team to review the closure process.

(c)	Contractor line management must verify that the contractor RA POA prerequisites have been met.

(7)
Specific events significant to the startup and restart process that occur prior to the formal commencement of the RA; e.g., site emergency response drills, may be reviewed by the RA team at the time they are conducted.

(8)	Upon direction from contractor line management, the RA may commence. The RA team must use the IP to conduct the RA.

(9)
Upon completion of the RA, the RA team leader must prepare, and approve a final report. The final report is approved by the team leader and each team member approves the section of the final report for which he or she was responsible. There will be a provision for dissenting professional opinions if agreement cannot be achieved.

DOE O 425.1D	Attachment 1
4-16-2010

(a)
The final report must document the results of the RA and make a conclusion as to whether startup or restart of the nuclear facility, activity, or operation can proceed safely. The final report must be adequately detailed to support its conclusion, such that a knowledgeable and independent reader would reasonably be expected to draw the same conclusions.

(b)
There must be a lessons learned section of the final report that may relate to design, construction, operation, and decommissioning of similar facilities, activities or operations and to help guide future Readiness Review efforts.

(10)
For cases where startup or restart authority rests with the contractor, the RA team leader must submit the final RA report to the SAA. Where startup or restart authority rests with DOE, the RA team leader must submit the final RA report to contractor line management.

(11)	A copy of the final RA report must be forwarded to local DOE line management.

(12)	Closure of RA findings must include:

(a)	Development of corrective action plans to correct the findings. Action plans must provide evaluation of, and address any overall programmatic deficiencies and causes.

(b)	Creation of a finding closure package which must include a brief description of actual corrective actions taken, evidence of completion, and reasons for concluding that closure has been achieved.

(13)
Following completion of the contractor RA, if the DOE is the SAA, the contractor will prepare and forward to DOE a Readiness to Proceed Memorandum indicating that readiness to start nuclear operations has been achieved. A manageable list of open prestart issues may exist provided they have a well-defined schedule for closure.

(14)
Contractor line management must satisfactorily resolve all contractor prestart findings prior to startup or restart of the facility, activity, or operation. The SAA may approve startup or restart after prestart findings are resolved.

f.
Core Requirements. Core requirements verify the readiness of personnel, procedures, programs, and equipment within the scope of the Readiness Review to safely start nuclear operations. These core requirements are directly related to the seven guiding principles of ISM.

Attachment 1	DOE O 425.1D
4-16-2010

(1)	Line management has established Safety Management Programs (SMPs) to ensure safe accomplishment of work:

(a)	Contract requirements for the SMPs have been flowed down into facility-specific procedures,

(b)	SMP implementing procedures have been effectively implemented in support of the facility,

(c)	A sufficient number of qualified personnel is available to effectively implement the SMPs in support of the facility, and

(d)	Adequate facilities and equipment are available to ensure that SMP support and services are adequate for safe facility operations.

The following SMPs are identified in 10 CFR Section 830.204, Documented Safety Analysis:

●	Quality Assurance Programs
●	Procedures Management
●	Maintenance Management
●	Personnel Training Program
●	Conduct of Operations
●	Emergency Preparedness
●	Fire Protection Program
●	Waste Management Program
●	Radiation Protection
●	Criticality Safety Program

The SAA should designate and approve via the POA those specific SMPs to be included in the breadth of the readiness review and should specify the scope of the desired review of each designated SMP. Additional support programs may be specified in the POA if required to ensure safety of nuclear operations.

DOE O 425.1D	Attachment 1
4-16-2010

(2)
Functions, assignments, responsibilities, and reporting relationships, including those between the line operating organization and environment, safety and health support organizations, are clearly defined, understood, and effectively implemented, with line management responsibility for control of safety.

(3)	The selection, training, and qualification programs for operations and operations support personnel have been established, documented, and effectively implemented.

Training and qualification requirements for each position encompass the range of assigned duties and activities.

The selection process and applicable position-specific training for managers ensures competence commensurate with their responsibilities.

Modifications to the facility have been reviewed for potential impacts on training and qualification. Training has been performed to incorporate all aspects of these changes.

(4)
Level of knowledge of managers, operations, and operations support personnel is adequate based on reviews of examinations and examination results, selected interviews of managers, operating, and operations support personnel, and observations of operational demonstrations.

(5)
Personnel exhibit an awareness of public and worker safety and health and environmental protection requirements and, through their actions, demonstrate a high-priority commitment to comply with these requirements. Worker safety and health requirements of 10 CFR Part 851,Worker Safety and Health Program, have been implemented within the facility.

(6)	Facility safety documentation (normally DSA and TSRs) is in place that describes the safety envelope of the facility.

(a)
The safety documentation characterizes the hazards/risks associated with the facility and identifies preventive and mitigating measures (systems, procedures, administrative controls, etc.) that protect workers and the public from those hazards/risks.

(b)	Facility safety documentation is approved and has been implemented.

(c)	Implementation of facility safety documentation has been verified and is current.

(d)	SSCs are defined.

Attachment 1	DOE O 425.1D
4-16-2010

(e)	A system to maintain control over facility design with emphasis on Vital Safety Systems (VSS) is established.

(f)	Procedures for maintaining the safety documentation have been adequately defined and implemented and provide for required updates.

(g)	A DOE-approved Unreviewed Safety Question procedure has been effectively implemented.

(7)	A program is in place to confirm and periodically reconfirm the condition and operability of VSS. This includes examinations of records of tests and calibration of these systems.

The material condition of all safety, process, and utility systems is adequate to support the safe conduct of work.

(8)
The facility systems and procedures, as affected by facility modifications, are consistent with the description of the facility, procedures, accident analyses, and assumptions included in the safety documentation.

A formal program is defined and implemented to control facility modifications. Authorized modifications within the scope of the Readiness Review have been completed and fully closed, or evaluated and determined not to affect the ability to safely start nuclear operations.

(9)
Adequate and accurate procedures and safety limits are approved and in place for operating the process systems and utility systems. The procedures include necessary revisions for all modifications that have been made to the facility. Facility processes ensure that only the most current revision to each procedure is in use.

(10)
A routine operations drill program and an emergency management drill and exercise program have been established and implemented. Records for each program are adequate to demonstrate the effectiveness of completed drills and exercises as well as planning for future drills and exercises.

(11)
An adequate startup or restart program has been developed that includes plans for graded operations and testing after startup or resumption to simultaneously confirm operability of equipment, the viability of procedures, and the performance and knowledge of the operators.

The plans should indicate validation processes for equipment, procedures, and operators after startup or resumption of operations, including any required restrictions and additional oversight.

DOE O 425.1D	Attachment 1
4-16-2010

Any compensatory measures required during the approach to full operations are described.

(12)
The formality and discipline of operations are adequate to conduct work safely, and programs are in place to maintain this formality and discipline (e.g., DOE O 5480.19, Chg 2, Conduct of Operations Requirements for DOE Facilities).

Sufficient numbers of qualified personnel are available to conduct operations.

(13)	Formal agreements between the operating contractor and DOE have been established via the contract or other enforceable mechanism to govern safe facility operations.

A systematic review of the facility's conformance to these requirements has been performed.

These requirements have been implemented in the facility, or compensatory measures are in place during the period of implementation. The compensatory measures and the implementation period are approved by DOE.

(14)
An effective feedback and improvement process (i.e., Contractor Assurance System) has been established to identify, evaluate, and resolve deficiencies and recommendations made by contractor line management and independent contractor audit and assessment groups. The process also provides for resolution of issues and recommendations by external official review teams and audit organizations (e.g., DOE O 226.1A, Implementation of Department of Energy Oversight Policy, dated, 7-31-07).

g.
Exemptions and Equivalencies. Exemptions and equivalencies may be obtained in accordance with DOE O 251.1C, Departmental Directives Program, and DOE O 410.1, Central Technical Authority Responsibilities Regarding Nuclear Safety Requirements.

Central Technical Authority (or designee) concurrence is required for both exemptions and equivalencies to this Order for nuclear facilities.

h.
Records Management Program. Requirements for maintenance and disposition of Federal records, such as those pertaining to ORRs or RAs, are provided under the general guidance of DOE O 243.1, Records Management Program. The disposition, including destruction, of Federal records must be in accordance with:

(1)	The General Records Schedules, as published by the National Archives and Records Administration (NARA) or

Attachment 1	DOE O 425.1D
4-16-2010

(2)	DOE records disposition authority (Standard Form 115, Request for Records Disposition Authority), as approved by NARA.

Consult the cognizant field element office records officer for guidance.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES
					1	2
2. AMENDMENT/MODIFICATION NO. 007		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. 11EM003016	5. PROJECT NO. (if applicable)
6. ISSUED BY	CODE	00518	7. ADMINISTERED BY (if other than item 6)	CODE	00518

Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831			Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, state and ZIP Zode).			(x)	9A. AMENDMENT OF SOLICITATION NO.
SEC FEDERAL SERVICES CORPORATION
Attn: MARK DUFF 2800 SOLWAY ROAD			9B. DATED (SEE ITEM 11)
KNOXVILLE TN 379313015
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. DE -AM09- 05SR22413 DE-DT0001335
10B. DATED (SEE ITEM 13)
CODE 825678758		FACILITY CODE	03/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers      ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitaion or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning  ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;or (c) By seperate letter or telegram which includes a reference to the solicitation and amendment numbers.FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitaion and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)	Net Decrease :	-$8,601,412.58
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: P.L 95-91 and mutual agreement of the parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐is not, ☒is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitaion/contract subject matter where feasible.)
TAS: : 89  0253 : : TAS Recovery Act ORNL Hot Cells Project
LIST OF CHANGES :
Obligated Amount for this Modification : -$8,601,412.58
New Total Obligated Amount for this Award : $36,441,320.77

NEW ACCOUNTING CODE ADDED :
Account Code :
Fund 06049
Appr Year 2009
Allocatee 30
Reporting Entity 471999
Continued ...
Expect as provided herein, all of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Christopher P. Leichtweis, CEO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears
15B. CONTRACT/OFFEROR /s/ Christopher P. Leichtweis	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA /s/ Karen S. Shears	16C. DATE SIGNED 06/28/2011
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE OF dOCUMENT BEING CONTINUED	PAGE OF PAGES
	DE-AM09-05SR22413/DE-DT0001335/007	2	2
NAME OF OFFEROR OR CONTRACTOR
SEC FEDERAL SERVICES CORPORATION
ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
Object calss 25200
Program 1111376
Project 2002101
WFO 0000000
Local use 0473210
Amount : -$8,601,412.58
Fund : 06049 Appr Year : 2009 Allottee : 30 Report
Entity : 471999 Object Class : 25200 Program :
1111376 Project : 2002101 WFO : 0000000 Local Use :
0473210
FOB : Destination
Period of Performance : 03/03/2010 to 08/26/2011

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-88) Sponsored GSA FAR (48 CFR) 63.110

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES
			1		1
2. AMENDMENT/MODIFICATION NO. 008		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. 11EM003019	5. PROJECT NO. (if applicable)
6. ISSUED BY	CODE	00518	7. ADMINISTERED BY (if other than item 6)	CODE	00518

Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831			Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, state and ZIP Zode).			(x) 9A. AMENDMENT OF SOLICITATION NO.
SEC FEDERAL SERVICES CORPORATION
Attn: MARK DUFF 2800 SOLWAY ROAD			9B. DATED (SEE ITEM 11)
KNOXVILLE TN 379313015
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. DE -AM09- 05SR22413 DE-DT0001335
10B. DATED (SEE ITEM 13)
CODE 825678758		FACILITY CODE	03/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers      ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitaion or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning  ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;or (c) By seperate letter or telegram which includes a reference to the solicitation and amendment numbers.FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitaion and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule	Net Increase :	$8,601,412.58
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

B.
 THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

X	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: P.L 95-91
	D.	OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒is not, ☐is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitaion/contract subject matter where feasible.)
TAS: : 89  0253 : : TAS Recovery Act ORNL Hot Cells Project
LIST OF CHANGES :

Total Amount for this Modification : $8,601,412.57
New Total Amount for this : $45,042,733.55

The contractor is authorized to expand funds up to $10,227,000.00 for task Order Line Item 3026.

FOB: Destination
Period of Performance : 03/30/2010 to 08/26/2011

Expect as provided herein, all of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears
15B. CONTRACT/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA Signature on File	16C. DATE SIGNED 06/28/2011
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
			1		2
2. AMENDMENT/MODIFICATION NO. 009		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. 11EM003004	5. PROJECT NO. (if applicable)
6. ISSUED BY	CODE	00518	7. ADMINISTERED BY (if other than item 6)	CODE	00518

Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831			Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, state and ZIP Zode).			(x) 9A. AMENDMENT OF SOLICITATION NO.
SEC FEDERAL SERVICES CORPORATION
Attn: MARK DUFF 2800 SOLWAY ROAD			9B. DATED (SEE ITEM 11)
KNOXVILLE TN 379313015
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. DE -AM09- 05SR22413 DE-DT0001335
10B. DATED (SEE ITEM 13)
CODE 825678758		FACILITY CODE	03/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers      ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitaion or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning  ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;or (c) By seperate letter or telegram which includes a reference to the solicitation and amendment numbers.FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitaion and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A FAR 52.243-2, Changes - Cost Reimbursement
X
B.
 THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
	D.	OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒is not, ☐is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitaion/contract subject matter where feasible.)
TAS: : 89  0253 : : TAS Recovery Act ORNL Hot Cells Project
LIST OF CHANGES :

The purpose of this modification is to (1) authorize the contractor to proceed with the attached Statement of Work (SOW) and (2) designate $200,000.00  of the funds obligated under the Task Order by this modification for this authorized effort.

A. The Contractor is authorized to proceed in accordance with the attached SOW with a not-to-exceed ceiling of $200,000.00 from funds previously obligated under the Task Order.

B.  Prior to definatization of this work, cost reimbursement is authorized; however, no fee payment is authorized.
Continued ...
Expect as provided herein, all of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears
15B. CONTRACT/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA Signature on File	16C. DATE SIGNED 06/28/2011
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE OF DOCUMENT BEING CONTINUED	PAGE OF PAGES
	DE-AM09-05SR22413/DE-DT0001335/009	2	2
NAME OF OFFEROR OR CONTRACTOR
SEC FEDERAL SERVICES CORPORATION
ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(E)
C. In accordance with FAR 52.243-2 Changes, Cost Reimbursement, if the above change causes an increase or decrease in the estimated cost of, or the time required for, performance of any part of the work under this contract, wheather or not changed by the order, or otherwise affects any other terms and conditions of this contract, the Contracting Officer shall make an equitable adjustment in the estimated cost and schedule, or both; amount of any fixed fee; and other affected terms. The Contractor must assert its right to an adjustment under this clause no later than July 28,2011. The Contractor's proposal for this task order change shall include credits resulting from any effort deleted or otherwise not required as a result of this change. It is anticipated that estimated cost available base and/or award fee for this authorized work will be negotiated no later than September 2011. Due to the nature of this action, DOE requires seperate accounting for the incurred costs for this effort.
FOB: Destination
Period of Performance : 03/30/2010 to 08/26/2011

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-88) Sponsored GSA FAR (48 CFR) 53.110

SEC Federal Services Corporation
DE-AM09-05SR22413/DE-DT0001335
Modification 009

Prepare Safety Basis Documents for 3026 C/D

Statement of Work:

The Contractor shall update the currently approved Safety Basis documents with the assumption that the 3026 C/D Hot Cells Facility is a (nuclear) Hazard Category 3 facility.

Deliverables:

The following deliverables and supporting applicable documents are required consistent with the requirements of 10 CFR 8030, and DOE Standard 1120:
●	Documented Safety Analysis (DSA)
●	Technical Safety Requirements (TSR)
●	Hazards Survey revisions
●	Emergency Planning Hazard Assessment
●	Emergency Action Level documentation
●	Fire Hazards Analysis

Develop a Technical Alternatives Analysis for 3026C/D

Statement of Work:

The Contractor shall identify viable technical alternatives and major assumptions to execute the remaining work scope of the full demolition of Building 3026C/D, in accordance with the subject task order.

Deliverables:

The following deliverables and supporting applicable documents are required:

●	A list of viable alternatives, including cost and schedule estimates, and impacts
●	Justification for the selected approach and method of accomplishment
●	Identify sampling and analysis approach and data gathering
●	Identification of how radiological dose rates and increased controls associated with a Hazard Category 3 facility are addressed
●	Identification of how decontamination activities will lead to the facility being downgraded to a less than Hazard Category 3 levels prior to demolition
●	Identification of a waste management approach to, remove, stabilize, store, and package radioactive and hazardous materials and waste to meet transportation and disposal requirements
●	Identification of risk management approach
●	Implementation of lessons learned from SPRU project
●	Identification of any GFS&I or long-lead procurement items, if any

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
			1		1
2. AMENDMENT/MODIFICATION NO. 010		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. 11EM003146	5. PROJECT NO. (if applicable)
6. ISSUED BY	CODE	00518	7. ADMINISTERED BY (if other than item 6)	CODE	00518

Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831			Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, state and ZIP Zode).			(x) 9A. AMENDMENT OF SOLICITATION NO.
SEC FEDERAL SERVICES CORPORATION
Attn: MARK DUFF 2800 SOLWAY ROAD			9B. DATED (SEE ITEM 11)
KNOXVILLE TN 379313015
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. DE -AM09- 05SR22413 DE-DT0001335
10B. DATED (SEE ITEM 13)
CODE 825678758		FACILITY CODE	03/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers      ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitaion or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning  ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;or (c) By seperate letter or telegram which includes a reference to the solicitation and amendment numbers.FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitaion and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

X	B.
 THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
	D.	OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒is not, ☐is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitaion/contract subject matter where feasible.)
TAS: : 89  0253 : : TAS Recovery Act ORNL Hot Cells Project
The purpose of this modification is to formally rescind William Bailey as ACOR and appoint Davis A Hutchins to that position.
FOB: Destination
Period of Performance: 03/30/2010

Expect as provided herein, all of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears
15B. CONTRACT/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA Signature on File	16C. DATE SIGNED 07/13/2011
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
			1		1
2. AMENDMENT/MODIFICATION NO. 011		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. 11EM003206	5. PROJECT NO. (if applicable)
6. ISSUED BY	CODE	00518	7. ADMINISTERED BY (if other than item 6)	CODE	00518

Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831			Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831
8. NAME AND ADDRESS OF CONTRACTOR (No., street, country, state and ZIP Zode).			(x) 9A. AMENDMENT OF SOLICITATION NO.
SEC FEDERAL SERVICES CORPORATION
Attn: MARK DUFF 2800 SOLWAY ROAD			9B. DATED (SEE ITEM 11)
KNOXVILLE TN 379313015
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. DE -AM09- 05SR22413 DE-DT0001335
10B. DATED (SEE ITEM 13)
CODE 825678758		FACILITY CODE	03/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers      ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitaion or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning  ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;or (c) By seperate letter or telegram which includes a reference to the solicitation and amendment numbers.FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitaion and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

B.
 THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

X	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Consent of the Parties
	D.	OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒is not, ☐is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitaion/contract subject matter where feasible.)
TAS: : 89  0253 : : TAS Recovery Act ORNL Hot Cells Project
Please see attached pages.
FOB: Destination
Period of Performance: 03/30/2010 to 12/08/2011

Expect as provided herein, all of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Christopher P. Leichtweis		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears
15B. CONTRACT/OFFEROR /s/ Christopher P. Leichtweis	15C. DATE SIGNED 8/5/2011	16B. UNITED STATES OF AMERICA /s/ Karen S. Shears	16C. DATE SIGNED 8/5/11
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

DE-AM09-05SR22413/DE-DT0001335
Mod 011

The purpose of this modification is to:

1.	Extend the period of performance of the Task Order to December 8,2011 to account for the delay in performance due to the award protest.

2.	Add FAR 52.243-7 to the task order.

3.	Adopt FAR 52.222-2 from the Basic Contract with the appropriate fill-in information.

4.
The ceiling price for the execution of the change order scope in mod 009 is raised to $400,000.00 based on the contractor's letter of July 20,2001 indicating that 75% of the ceiling price would be expended by July 29, 2001,

Section F.l is modified to read as follows (changes denoted by underlining):

F.l	PERIOD OF PERFORMANCE

The period of performance for the Recovery Act work specified in Section C, SOW, shall be for the period of performance beginning as of the effective date of this task order and not to exceed December 8, 2011 (not withstanding Clause H.999 as related to "Covered Funds definition). Actual period of performance will be based on the contractor's schedule of work to be performed.

The following clauses are added to Section I of the task order:

1.11 52.243-7 Notification of Changes (Apr 1984)

(a) Definitions. "Contracting Officer," as used in this clause, does not include any representative of the Contracting Officer.

"Specifically Authorized Representative (SAR)." as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this subparagraph and shall be issued to the designated representative before the SAR exercises such authority.

(b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing promptly, within 10 calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state —

DE-AM09-05SR22413/DE-DT0001335
Mod 011

(1) The date, nature, and circumstances of the conduct regarded as a change;

(2) The name, function, and activity of each Government Individual and Contractor official or employee involved in or knowledgeable about such conduct;

(3) The identification of any documents and the substance of any oral communication involved in such conduct;

(4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;

(5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including --

(i) What contract line items have been or may be affected by the alleged change;

(ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

(iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;

(iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

(6) The Contractor's estimate of the time by which the Government must respond to the Contractor's notice to minimize cost, delay or disruption of performance.

(c) Continued performance. Following submission of the notice required by paragraph (b) of this clause, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in paragraph (b) of this clause, notice shall be given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing promptly and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall promptly countermand any action which exceeds the authority of the SAR.

DE-AM09-05SR22413/DE-DT0001335
Mod 011

(d) Government response, The Contracting Officer shall promptly, within 10 calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either --

(1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

(2) Countermand any communication regarded as a change;

(3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or

(4) In the event the Contractor's notice information is inadequate to make a decision under subparagraphs (d)(1), (2), or (3) of this clause, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

(e) Equitable adjustments.

(1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractor's cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made --

(i) In the contract price or delivery schedule or both; and
(ii) In such other provisions of the contract as may be affected.

(2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor's failure to provide notice or to continue performance as provided, respectively, in paragraphs (b) and (c) of this clause.

DE-AM09-05SR22413/DE-DT0001335
Mod 011

NOTE: The phrases "contract price" and "cost" wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.

1.12 52.222-2 Payment for Overtime Premiums (Jul 1990)

(a) The use of overtime is authorized under this contract if the overtime premium does not exceed $20.000.00/month or the overtime premium is paid for work --

(1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

(2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

(3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

(4) That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall --

(1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

(2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

(3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

(4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

* Insert either "zero" or the dollar amount agreed to during negotiations. The inserted figure does not apply to the exceptions in subparagraph (a)(1) through (a)(4) of the clause.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	3
2. AMENDMENT/MODIFICATION NO. 012	3. EFFECTIVE DATE See Bolck 16c	4. REQUISITION/PURCHASE REQ. NO. 11SC007271	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	00518	7. ADMINISTERED BY (If other than Item 6)	CODE	00518
Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831			Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831
8. NAME AND ADDERSS OF CONTRACTOR (No., street, country, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITAION NO.

SEC FEDERAL SERVICES CORPORATION
Attn: MARK DUFF			9B. DATED (SEE ITEM 11)
2800 SOLWAY ROAD
KNOXVILLE TN 379313015
		X	10A. MODIFICATION OF CONTRACT/ORDER NO.
DE-AM09-05SR22413

DE-DT0001335
10B. DATED (SEE ITEM 13)

CODE 825678758	FACILITY CODE		03/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITAIONS
☐
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers      ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitaion or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning  ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;or (c) By seperate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitaion and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) P.L. 91-95 and Mutual Agreement
E. IMPORTANT: Contractor ☐is not, ☒is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitaion/contract subject matter where feasible.)
TAS: : 89  0253 : : TAS Recovery Act ORNL Hot Cells Project
The purpose of the modification is to recognize three positions as key Personnel  in accordance with Dear 952.235-70 Key Personnel (Apr 1994). The key Personnel are identified in Section J, Attachment E, Key Personnel.
FOB: Destination
Period of Performance : 03/30/2010 to 12/08/2011

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Christopher P. Leichtweis, CEO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears
15B. CONTRACT/OFFEROR /s/ Christopher P. Leichtweis	15C. DATE SIGNED 09/15/2011	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

The purpose of this modification to to recognize three positions as Key Personnel in accordance with DEAR 952.235-70 Key Personnel (Apr 1994). The Key Personnel are identified in Section J Attachment E; Key Personnel.

SECTION J

ATTACHMENT E

KEY PERSONNEL

(a)	Introduction

Key Personnel are considered essential to the success of all work being performed under this Task Order. This Clause provides specific requirements, in addition to the requirements of the clause in Section I of the Master Contract entitled, Key Personnel.

(b)	Key Personnel for this Task Order

The list of Key Personnel for this Task Order will be amended during the course of the Task Order to add or delete Key Personnel as approved by the Contracting Officer. The following is the current list of Key Personnel for this Task Order:

Name	Position
Chris Leichtweis	ORNL Hot Cells Project Manager
Stace Johnson	Building 3038 Operations Manager
Scott Marhefka	Building 3026 Operations Manager
Jim Stafford	ES&H Manager

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	4
2. AMENDMENT/MODIFICATION NO. 013	3. EFFECTIVE DATE See Bolck 16C	4. REQUISITION/PURCHASE REQ. NO. 11EM004091	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	00518	7. ADMINISTERED BY (If other than Item 6)	CODE	00518
Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831			Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831
8. NAME AND ADDERSS OF CONTRACTOR (No., street, country, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITAION NO.

SEC FEDERAL SERVICES CORPORATION
Attn: MARK DUFF			9B. DATED (SEE ITEM 11)
2800 SOLWAY ROAD
KNOXVILLE TN 379313015
		X	10A. MODIFICATION OF CONTRACT/ORDER NO.
DE-AM09-05SR22413

DE-DT0001335
10B. DATED (SEE ITEM 13)

CODE 825678758	FACILITY CODE		03/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITAIONS
☐
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers      ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitaion or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning  ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;or (c) By seperate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitaion and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A FAR 52.243-2Changes - Cost Reimbursement
X

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒is not, ☐is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitaion/contract subject matter where feasible.)
TAS: : 89  0253 : : TAS Recovery Act ORNL Hot Cells Project
The purpose of this modification is to (1) authorize the Contractor to proceed with the attached Statement of Work (SOW) and (2) designate $1,000,000.00 of the funds obligated under the Task Order by this modification for this authorized effort.
A. The Contractor is authorized to proceed in accordance with the attached SOW with a not-to-exceed ceiling of $1,000,000.00 from funds previously obligated under the Task Order.
B. Prior to definitization of this work, cost reimbursement is authorized; however, no fee payment is authorized.
Continued ...
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears
15B. CONTRACT/OFFEROR	15C. DATE SIGNED 09/15/2011	16B. UNITED STATES OF AMERICA Signature on File	16C. DATE SIGNED 09/16/2011
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
	DE-AM0 9-05SR2 2 413/DE-DT0 00133 5/013	2	4

NAME OF OFFEROR OR CONTRACTOR
SEC FEDERAL SERVICES CORPORATION

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

C. In accordance with FAR 52.243-2 Changes, Cost Reimbursement, if the above change causes an increase or decrease in the estimated cost of, or the time required for, performance of any part of the work under this contract, whether or not changed by the order, or otherwise affects any other terms and conditions of this contract, the Contracting Officer shall make an equitable adjustment in the estimated cost and schedule, or both; amount of any fixed fee; and other affected terms. The Contractor must assert its right to an adjustment under this clause no later than October 17, 2011. The Contractor's proposal for this task order change shall include credits resulting from any effort deleted or otherwise not required as a result of this change. It is anticipated that estimated cost and available base and/or award fee for this authorized work will be negotiated no later than December 2011. The Contractor is required to institute Change Order Accounting in accordance with FAR 52.243-6 for the incurred costs for this effort.
FOB: Destination
Period of Performance: 03/30/2010 to 12/08/2011

NSN 7540-01-152-8067					OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

The purpose of this task order modification is to authorize SEC to proceed with the following scope of work:

3026D Legacy Material Disposition and Preparation for Demolition

The contractor shall assess those initial facility conditions described in the Task Order Statement of Work and other applicable source documents provided to the Contractor and upon which the contractor's proposal and Task Order scope were based against those changed conditions encountered in 3026D Cell A in March 2011. The changed conditions are described in the declaration of a Potentially Inadequate Safety Analysis, Evaluation of the Safety of the Situation, and subsequent Justifications for Continued Operation (JCO) and documentation submitted to the DOE (References 5-10) and corresponding DOE Safety Evaluation Reports issued in response to the JCO submittals (References 11-12), and to propose the technical approach and cost for implementing 3026D D&D preparation in response to these changes.

The Contractor shall develop a technical proposal/specification and detailed cost estimate for performing ORNL Building 3026D legacy material removal and preparation for demolition (D&D). This proposal and cost estimate are to address the changes in scope and technical approach required due to change in facility conditions in 3026D Cell A from those described in the SEC Preliminary Hazard Screening (PHS) document (Reference 1), as derived from the safety basis documents and facility descriptions (References 2-4), referenced in Section C.4.1 of Task Order DE-DT0001335.

The Contractor shall proceed with its selected technical approach. Any procurements requiring an expenditure of $25,000.00 or more prior to the definitization of this change order shall be submitted to DOE for approval prior to incurrence of the expense.

Deliverables:

The following elements and supporting applicable documentation are required as part of the proposal. Other deliverables may be required dependent on the Contractor's selected approach:

●	Crosswalk between that scope of work covered under the Task Order Statement of Work (SOW) and that separate scope required as a result of changed facility conditions;
●
Identification of those elements within the current Task Order SOW scope necessary to accomplish the required end state that remain unchanged, and which are therefore not part of the technical proposal scope and cost estimate;

●
Description of the proposed technical approach for the discrete change in Task Order scope, including systems requirements and specifications for significant equipment and long-lead procurements that form the basis for cost estimation;

●	Clearly identify key interfaces, decisions points, and performance indicators in the design and execution of the proposed scope;
●	Verification steps following D&D preparation to ensure that radiological criteria for open air demolition are met;
●	Detailed cost proposal and critical path schedule;
●
Identify any changes to the proposed activities, schedule and cost that would occur as a consequence of obtaining additional Cell A characterization data that could potentially allow downgrade of facility categorization, either by inventory determination or analysis;

References:

1.
SEC-SB-60, Rev. 1, Preliminary Hazard Screening for the 3026 Complex Decontamination, Demolition, and Disposal Project, Oak Ridge National Laboratory, Oak Ridge, Tennessee, October 2010, SEC Federal Services Corporation (SEC), Oak Ridge, Tennessee.

2.	PHS-OR-3026D-690, Preliminary Hazard Screening for Building 3026 D, Segmenting Hot Cell Facility, Bechtel Jacobs Company LLC, September 2000.

3.	PHS-OR-3026-0997, Rev. 0, Preliminary Hazard Screening for Buildings 3026C, 3026 D and Filter House 3140, Bechtel Jacobs Company LLC, November 2006.

4.
ES-OR-3026-003, Rev. 0, Evaluation of Safety for Potential Change in Nuclear Hazard Category for Buildings 3026C and 3026C Based on Reevaluation of the Existing Safety Basis Documentation, Bechtel Jacobs Company LLC, February 2005.

5.	USQD-3026-001,PISA on Characterization of3026Facility, March 2011, SEC, Oak Ridge, Tennessee.

6.	ESS-3026-001, Evaluation of a Potential Incorrect Characterization of3026 Facility, March 2011, SEC, Oak Ridge, Tennessee.

7.
JCO-3026-001, Justification for Continued Operation Relative to the Discovery of Potential Additional Radiological Inventory for the 3026 Complex Decontamination, Demolition, and Disposal Project, Oak Ridge National Laboratory, Oak Ridge, Tennessee, March 31, 2011

8.
JCO-3206-001, Rev. 1, Justification for Continued Operation Relative to the Discovery of Potential Additional Radiological Inventory for the 3026 Complex Decontamination, Demolition, and Disposal Project, Oak Ridge National Laboratory, Oak Ridge, Tennessee, August 3, 2011

9.
HCP-COR-144, Letter to John Eschenberg, DOE Contract No. DE-AM09-05SR22413, Task Order DE-DT0001335: Building 3026C/D JCO and Approved SER Characterization Sampling Notification Requirements and Hazard Categorization - American Reinvestment and Recovery Act (ARRA), May 16, 2011, Oak Ridge, Tennessee.

10.	Neveau, R., S. Green, and C. S. Price, 3026-D Hot Cell Characterization Status Report Internal Characterization of Hot Cells A, B1 & B2, May 17, 2011, SEC, Oak Ridge, Tennessee.

11.
SER-SEC-JCO-3026D/Cell A-11-05, Rev. 0, Safety Evaluation Report for the Justification for Continued Operation Following the Discovery of Additional Radiological Inventory in the 3026 Complex Decontamination, Demolition, and Disposal Project, March 2011, Department of Energy Oak Ridge Office, Oak Ridge, Tennessee.

12.
SER-SEC-JCO-3026D/Cell A-11-05, Rev. 1, Safety Evaluation Report for the Justification for Continued Operation Following the Discovery of Additional Radiological Inventory in the 3026 Complex Decontamination, Demolition, and Disposal Project, August 10, 2011, Department of Energy Oak Ridge Office, Oak Ridge, Tennessee.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	1
2. AMENDMENT/MODIFICATION NO. 014	3. EFFECTIVE DATE See Bolck 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	00518	7. ADMINISTERED BY (If other than Item 6)	CODE	00518
Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831			Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831
8. NAME AND ADDERSS OF CONTRACTOR (No., street, country, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITAION NO.

SEC FEDERAL SERVICES CORPORATION
Attn: MARK DUFF			9B. DATED (SEE ITEM 11)
2800 SOLWAY ROAD
KNOXVILLE TN 379313015
		X	10A. MODIFICATION OF CONTRACT/ORDER NO.
DE-AM09-05SR22413

DE-DT0001335
10B. DATED (SEE ITEM 13)

CODE 825678758	FACILITY CODE		03/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITAIONS
☐
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers      ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitaion or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning  ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;or (c) By seperate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitaion and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

X
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒is not, ☐is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitaion/contract subject matter where feasible.)
TAS: : 89  0253 : : TAS Recovery Act ORNL Hot Cells Project
The purpose of this modification is to

1.       Add Michael E. Redmon, Project Manager to the Section J, Attachment E as Key Personnel.

2.       Authorize an additional $200,000.00 in not to exceed value for the work added in mod 009 for a total not to exceed value of $600,000.00.

All other terms and conditions remain unchanged.
Period of Performance: 03/30/2010 to 12/08/2011

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears
15B. CONTRACT/OFFEROR	15C. DATE SIGNED 09/15/2011	16B. UNITED STATES OF AMERICA Signature on File	16C. DATE SIGNED 10/25/2011
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	2
2. AMENDMENT/MODIFICATION NO. 015	3. EFFECTIVE DATE See Bolck 16C	4. REQUISITION/PURCHASE REQ. NO. 12EM000134	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	00518	7. ADMINISTERED BY (If other than Item 6)	CODE	00518
Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831			Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831
8. NAME AND ADDERSS OF CONTRACTOR (No., street, country, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITAION NO.

SEC FEDERAL SERVICES CORPORATION
Attn: MARK DUFF			9B. DATED (SEE ITEM 11)
2800 SOLWAY ROAD
KNOXVILLE TN 379313015
		X	10A. MODIFICATION OF CONTRACT/ORDER NO.
DE-AM09-05SR22413

DE-DT0001335
10B. DATED (SEE ITEM 13)

CODE 825678758	FACILITY CODE		03/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITAIONS
☐
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers      ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitaion or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning  ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;or (c) By seperate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitaion and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A FAR 52.243-2 Changes - Cost Reimbursement
X

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒is not, ☐is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitaion/contract subject matter where feasible.)
TAS: : 89  0253 : : TAS Recovery Act ORNL Hot Cells Project
The purpose of this modification is to extend the period of performance to March 27, 2012.
This extension is granted due to receipt of the contractor's proposal in response to the unilateral change in Mod 013. It is recognized that an extension to the period of performance is requested by that proposal, but it is unlikely to be fully negotiated before the end of the previously recognized period of performance.

Section F.1 is deleted in its entirety and replaced with the following:

"F.1 PERIOD OF PERFORMANCE

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears
15B. CONTRACT/OFFEROR	15C. DATE SIGNED 09/15/2011	16B. UNITED STATES OF AMERICA Signature on File	16C. DATE SIGNED 11/28/2011
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
	DE-AM0 9-05SR2 2 413/DE-DT0 00133 5/015	2	2

NAME OF OFFEROR OR CONTRACTOR
SEC FEDERAL SERVICES CORPORATION

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

The period of performance for hte Recovery Act work specified in Section C, SOW, shall be for the period of performance beginning as of the effective date of this task order and not to exceed March 27, 2012 (notwithstanding Clause H.999 as related to "Covered Funds" definition)."

All other terms and conditions remain unchanged. FOB: Destination
Period of Performance: 03/30/2010 to 03/27/2012

NSN 7540-01-152-8067					OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	2
2. AMENDMENT/MODIFICATION NO. 016	3. EFFECTIVE DATE 01/18/2012	4. REQUISITION/PURCHASE REQ. NO. 12EM000892	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	00518	7. ADMINISTERED BY (If other than Item 6)	CODE	00518
Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831			Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831
8. NAME AND ADDERSS OF CONTRACTOR (No., street, country, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITAION NO.

SEC FEDERAL SERVICES CORPORATION
Attn: MARK DUFF			9B. DATED (SEE ITEM 11)
2800 SOLWAY ROAD
KNOXVILLE TN 379313015
		X	10A. MODIFICATION OF CONTRACT/ORDER NO.
DE-AM09-05SR22413

DE-DT0001335
10B. DATED (SEE ITEM 13)

CODE 825678758	FACILITY CODE		03/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITAIONS
☐
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers      ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitaion or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning  ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;or (c) By seperate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitaion and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A FAR 52.243-2 Changes - Cost Reimbursement
X

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒is not, ☐is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitaion/contract subject matter where feasible.)
TAS: : 89  0253 : : TAS Recovery Act ORNL Hot Cells Project
The purpose of this modification is to:

1.        Increase the authorization to expend funds for Task Order Line Item 3026 in Modification 008 by $1,021,000.00, from $10,227,000 to $11,248,000. Funds have previously been obligated to the Task Order.

2.       Increase the Not to Exceed amount of the work authorized in Modification 013 by $679,000.00, from $1,000,000 to $1,679,000 from funds previously obligated under the Task Order.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears
15B. CONTRACT/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA Signature on File	16C. DATE SIGNED 01/18/2012
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
	DE-AM0 9-05SR2 2 413/DE-DT0 00133 5/016	2	2
NAME OF OFFEROR OR CONTRACTOR
SEC FEDERAL SERVICES CORPORATION
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

3. Appoint Laura Wilkerson as COR in the STRIPES system.
Delivery: 03/30/2010
Delivery Location Code: 00522
Oak Ridge Office
U.S. Department of Energy
Oak Ridge Office
230 Warehouse Road
Oak Ridge TN 37830

FOB: Destination
Period of Performance: 03/30/2010 to 03/27/2012

NSN 7540-01-152-8067					OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	1
2. AMENDMENT/MODIFICATION NO. 017	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. 12EM001180	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	00518	7. ADMINISTERED BY (If other than Item 6)	CODE	00518
Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831			Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831
8. NAME AND ADDERSS OF CONTRACTOR (No., street, country, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITAION NO.

SEC FEDERAL SERVICES CORPORATION
Attn: MARK DUFF			9B. DATED (SEE ITEM 11)
2800 SOLWAY ROAD
KNOXVILLE TN 379313015
		X	10A. MODIFICATION OF CONTRACT/ORDER NO.
DE-AM09-05SR22413

DE-DT0001335
10B. DATED (SEE ITEM 13)

CODE 825678758	FACILITY CODE		03/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITAIONS
☐
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers      ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitaion or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning  ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;or (c) By seperate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitaion and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

X
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒is not, ☐is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitaion/contract subject matter where feasible.)
TAS: : 89  0253 : : TAS Recovery Act ORNL Hot Cells Project
The purpose of this modification is to appoint Wendy Cain as ACOR.
FOB: Destination
Period of Performance: 03/302010 to 03/27/2012

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears
15B. CONTRACT/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA Signature on File	16C. DATE SIGNED 02/22/2012
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	2
2. AMENDMENT/MODIFICATION NO. 018	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. 12EM001436	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	00518	7. ADMINISTERED BY (If other than Item 6)	CODE	00518
Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831			Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831
8. NAME AND ADDERSS OF CONTRACTOR (No., street, country, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITAION NO.

SEC FEDERAL SERVICES CORPORATION
Attn: MARK DUFF			9B. DATED (SEE ITEM 11)
2800 SOLWAY ROAD
KNOXVILLE TN 379313015
		X	10A. MODIFICATION OF CONTRACT/ORDER NO.
DE-AM09-05SR22413

DE-DT0001335
10B. DATED (SEE ITEM 13)

CODE 825678758	FACILITY CODE		03/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITAIONS
☐
The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers      ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitaion or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning  ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;or (c) By seperate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitaion and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A FAR 52.243-2 and Mutual Agreement of the Parties
X

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐is not, ☒is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitaion/contract subject matter where feasible.)
TAS: : 89  0253 : : TAS Recovery Act ORNL Hot Cells Project
The purpose of this modification is to:

1.   definitize the change order opened in Modification 009. The terms agreed to are as follows:

Total Cost: $598,342.00
Fixed Fee: $32,909.00

Total Cost and Fee: $631,251.00

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) /s/ Scott Ellis		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Barbara J. Jackson
15B. CONTRACT/OFFEROR Bus, Gov. And Legal Affairs Mgr.	15C. DATE SIGNED 03/12/2012	16B. UNITED STATES OF AMERICA /s/ Barbara J. Jackson	16C. DATE SIGNED 03/12/2012
(Signature of person authorized to sign)		(Signature of Contracting Officer)
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE	OF
	DE-AM0 9-05SR2 2 413/DE-DT0 00133 5/018	2	2
NAME OF OFFEROR OR CONTRACTOR
SEC FEDERAL SERVICES CORPORATION
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

This agreement settles all claims against the work described  in Mod 009.

2.  Extended the period of performance from march 27, 2012 to March 30, 2013. This extension is justified by the contractor's proposal on the change order in Mod 013 which has not yet been fully Destination.
FOB: Destination
Period of performance: 03/30/2010 to 03/30/2013

NSN 7540-01-152-8067					OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110